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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Praxair, Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PRAXAIR

Making our planet more productive

Notice of 2016 Annual Meeting of Shareholders and Proxy Statement

PRAXAIR
Making our planet more productive
1-800-PRAXAIR

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A MESSAGE FROM OUR LEAD DIRECTOR

Dear Fellow Shareholder,

On behalf of Praxair’s entire Board of Directors, thank you for entrusting us with the oversight of your company. The Board and management are absolutely committed to driving the company’s performance and shareholder value creation. Praxair is considered to be the best performing industrial gases company in the world and all of our more than 26,000 employees and your Board of Directors expect to keep it that way.

Strong Corporate Governance Structure

The Board has adopted Corporate Governance Guidelines and policies and practices that implement a strong governance architecture that compares very favorably to those of other S&P 500 companies and to the standards of recognized governance organizations. These are described in more detail on pages 8-15 in the accompanying 2016 proxy statement

A Diverse, Qualiﬁed, Independent and Engaged Board of Directors

Your Board is comprised of eleven members who bring a broad diversity of experiences, competencies, backgrounds and perspectives that are well-suited for advice and counsel to, and oversight of, Praxair’s business and its management. Each director has executive management and oversight experience in most, if not all, of the areas which are critical to the conduct of Praxair’s business, as discussed on pages 22-29 of the proxy statement. All directors except for the Chairman & CEO are independent of management.

Shareholder Outreach and Executive Compensation Program Changes

Praxair has a robust shareholder outreach program that it has conducted for many years which ensures that the Board and management remain responsive to shareholder concerns. This includes ongoing interaction with institutional investors, as well as an extensive annual shareholder outreach program focused on corporate governance and executive compensation matters. During 2015, this outreach provided the Compensation & Management Development Committee with valuable input that enabled it to make changes to the executive compensation program that were responsive to shareholders (these changes are discussed in detail on pages 4 and 38 of the proxy statement).

Commitment to Sustainability

Praxair’s mission of “Making our Planet More Productive” represents Praxair’s commitment to sustainability through its Sustainable Development Program. In 2015, Praxair was again included in the prestigious Dow Jones Sustainability World Index, making Praxair the only U.S. chemical company selected for 13 consecutive years. For the 8th consecutive year, Praxair was also listed on the Global Carbon Disclosure Leadership Index. You can learn more about our Sustainable Development Program on our website, www.praxair.com in the Our Company/Sustainable Development section.

2015 and Recent Highlights

•
The Compensation & Management Development Committee made signiﬁcant changes to the Executive Compensation Program to more closely align pay and performance.

•
The Board is pleased to welcome Martin Richenhagen who joined the Board in October, 2015 and who has been nominated for reelection by the shareholders at this 2016 Annual Meeting. Mr. Richenhagen is the Chairman, President and CEO of AGCO Corporation, an international agricultural and farm machinery company. He brings extensive executive management experience to the Board and international business experience in Europe and South America, two of Praxair’s key geographic markets.

•
In January 2016, the Board adopted a Proxy Access structure that allows shareholders who meet certain requirements to nominate persons for election as directors and have them included in the Company's proxy statement.

•
2015 was the ﬁrst full year in which the Board's Technology, Safety & Sustainability Committee operated. The Board created this new committee in late 2014 to assist in oversight of (a) technology and research & development, including the use of technology in product applications; (b) safety, particularly the use of technology in enhancing safety performance; and (c) sustainability and environmental matters.

The Board thanks you for your continued support and conﬁdence in Praxair and we look forward to continuing our strong partnership with you.

Regards,

ROBERT L. WOOD

Independent Lead Director

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

APRIL 26, 2016

Dear Praxair Shareholder:

The Annual Meeting of Shareholders of Praxair, Inc. (“Praxair” or the “Company”) will be held at 11:00 a.m. on Tuesday, April 26, 2016 at the Hyatt Regency Greenwich Hotel, 1800 East Putnam Avenue, Old Greenwich, Connecticut, for the following purposes:

1.	To elect eleven directors to the Board of Directors.
2.	To ratify the appointment of the independent auditor.
3.	To provide an advisory vote on Named Executive Ofﬁcer Compensation.
4.	To approve the material terms of performance goals under Praxair’s Section 162(m) plan.
5.	To vote upon a shareholder proposal regarding dividends and share repurchases.
6.	To conduct such other business as may properly come before the meeting.

Only holders of record of Praxair Common Stock at the close of business on March 1, 2016 will be entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof.

It is important that your shares be represented and voted at the meeting. You may vote your shares by means of a proxy form as described in the accompanying Proxy Statement. The giving of such proxy does not affect your right to vote in person if you attend the meeting.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE PROMPTLY SUBMIT YOUR PROXY OR VOTING INSTRUCTION. Most shareholders have a choice of voting over the Internet, by telephone or by using a traditional proxy card. Please refer to the enclosed proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you. We urge you to complete and submit your proxy electronically or by telephone (if those options are available to you) as a means of reducing Praxair’s expenses related to the meeting.

Please be aware that, if you own shares in a brokerage account, you must instruct your broker on how to vote your shares. Without your instructions, New York Stock Exchange rules do not allow your broker to vote your shares on any of the proposals except the ratiﬁcation of the appointment of the independent auditor. Please exercise your right as a shareholder to vote on all proposals, including the election of directors, by instructing your broker by proxy.

BY ORDER OF THE BOARD OF DIRECTORS

GUILLERMO BICHARA,
Vice President, General Counsel & Secretary

March 17, 2016

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PROXY STATEMENT HIGHLIGHTS

This summary highlights selected information in this Proxy Statement. Please review the entire document before voting.

Voting Items

Voting Item		Board Voting Recommendation	Reason(s) for Board Recommendation	Further Information (page)
1.	To elect eleven directors to the Board of Directors	FOR each nominee	Our nominees are seasoned leaders who bring a mix of skills and qualiﬁcations to the Board	22-29
2.	To ratify the appointment of the independent auditor	FOR	Based on its recent evaluation, our Audit Committee believes that the retention of PricewaterhouseCoopers LLP is in the best interests of the Company and its shareholders	31-35
3.	To provide an advisory vote on Named Executive Ofﬁcer Compensation	FOR	Our executive compensation program reﬂects our commitment to paying for performance and reﬂects recent signiﬁcant changes based upon feedback received from our shareholder outreach	65
4.	To approve the material terms of performance goals under Praxair’s Section 162(m) plan	FOR	Compensation paid under the Plan enables us to attract and retain key employees and allows the Company to deduct the compensation paid to certain executives for federal tax purposes.	66
5.	To vote upon a shareholder proposal regarding dividends and share repurchases	AGAINST	The Board believes that the proposal is ambiguous, unnecessary and not in the Company’s or the shareholders’ best interests. See the Board’s statement of opposition	67-71

How to Vote

Your vote is important. You are eligible to vote if you were a stockholder of record at the close of business on March 1, 2016. Even if you plan to attend the meeting, please vote as soon as possible using one of the following methods. In all cases, you should have your proxy card in hand.

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PROXY STATEMENT HIGHLIGHTS
Performance Highlights

Performance Highlights

Challenges

2015 brought signiﬁcant headwinds to Praxair’s earnings growth. The strength of the U.S. dollar reduced earnings from the translation of foreign subsidiary income by an unprecedented 10%. This also negatively impacted demand from our U.S. metals and manufacturing customers who struggled to compete with cheaper imports. Additionally, growth in many of our emerging markets slowed.

High-quality results

We took prompt actions to mitigate these headwinds and Praxair employees once again delivered high-quality results that included:

Protecting Margins and Cash Flow

•
Delivered cost control, productivity and price improvement

•
Grew operating margin and earnings before interest, taxes, depreciation and amortization (“EBITDA”) margin to record levels of 23.1% and 33.8%, respectively*

Growth

•
Launched capital projects in Asia, Europe and North America

•
Maintained a capital project backlog of $1.5 billion including 6 new projects and expansion in the U.S. Gulf Coast

•
Increased base volumes in more resilient end-markets including food and beverage, healthcare and aerospace

•
Completed 15 synergistic acquisitions

•
Announced the acquisition of Yara’s carbon dioxide business in Europe to grow exposure to food and beverage customers

•
Positioned our Surface Technologies business to grow sales to the aerospace industry through a joint venture with GE Aviation for expanded jet engine coatings

Strong Cash Flow and Return to Shareholders

•
Generated operating cash ﬂow of $2.7 billion (representing 25% of sales) and free cash ﬂow $1.1 billion*

•
Returned $1.5 billion to shareholders in dividends and net share repurchases

•
Announced in July 2015 a new $1.5 billion share repurchase program

•
Increased the annual dividend by 5% for 2016, making this the 23rd consecutive annual dividend increase

Industry-Leading Results

•
Continued to lead the industrial gases industry in operating margin, EBITDA margin, and return on capital (“ROC”)*

The graphs below show some of the Company’s key ﬁnancial performance achievements including: (1) a ten-year average ROC that well exceeds the industrial gases industry ten-year average ROC; (2) the growth in the Company’s operating cash ﬂow since 1999, the majority of which was used to invest in organic growth through capital expenditures and acquisitions; (3) Operating and EBITDA margins as a percent of sales that have increased each year since 2008; and (4) the substantial amounts returned to shareholders in the form of dividends and net share repurchases since 1999.

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PROXY STATEMENT HIGHLIGHTS
Performance Highlights

PRAXAIR OPERATING & EBITDA MARGINS AS % OF SALES*

$10.8
$9.0
$10.1
$11.3
$11.2
$11.9
$12.3
$10.8
19.2%
27.4%
21.0%
30.7%
21.4%
30.9%
21.9%
31.2%
22.3%
31.5%
22.3%
31.9%
22.4%
32.2%
23.1%
33.8%
2008
2009
2010
2011
2012
2013
2014
2015
Operating Margin
EBITDA Margin
Sales ($ B)

RETURNED TO SHAREHOLDERS $1.5B IN 2015

$1.9
$1.4
$0.9
$0.4
1999
2003
2007
2011
2015
Dividend
Net Share Repurchases

*

Operating margin, EBITDA margin, ROC, and free cash ﬂow are non-GAAP measures. A reconciliation of reported amounts to non-GAAP measures can be found in Praxair's 2015 Form 10-K and Annual Report in “Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations” in the sub-section called “Non-GAAP Financial Measures”. Free cash ﬂow equals operating cash ﬂow minus capital expenditures.

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PROXY STATEMENT HIGHLIGHTS
Compensation Highlights

Compensation Highlights

Shareholder Feedback is Critical to Executive Compensation Design

Praxair continues to have a long-standing, robust outreach program whereby management regularly discusses executive compensation design and other relevant matters with shareholders. The Compensation Committee carefully considers shareholder feedback as it makes compensation program decisions.

The feedback received from shareholders over the past years on executive compensation has been generally positive, including that from shareholders who participated in the outreach efforts in late 2014 and early 2015. In April 2015, certain proxy advisory ﬁrms recommended that shareholders vote against the Company’s Advisory Vote on Named Executive Ofﬁcer (“NEO”) Compensation, and as a result, additional shareholder outreach was conducted to seek further feedback. Shareholders ultimately approved the Say-on-Pay proposal on April 28, 2015 with 62% of shares voted in its favor.

After the shareholder vote, the Compensation Committee met on multiple occasions and revisited the executive compensation program design while considering shareholder feedback, market data, compensation analyses, and advice from its compensation consultant. Additional shareholder outreach was conducted towards the end of 2015 whereby shareholders were invited to discuss the proposed changes being considered by the Compensation Committee prior to ﬁnalization.

In total, 111 invitations were sent to shareholders to discuss the Company’s executive compensation program and other relevant matters. 54 individual meetings were held, and collectively, shareholders representing 49% of the shares outstanding provided feedback for consideration.

In response to, and after carefully considering shareholder feedback, the Compensation Committee approved changes to certain elements of the Company’s executive compensation program as highlighted below:

What We Heard	What We Did	Effective	For More Detail
Concern that variable compensation awards can be too greatly inﬂuenced by elements other than ﬁnancial performance

Reduced and limited the impact of the non-ﬁnancial performance on payouts:

•
Financial performance must account for at least 80% of total business performance for NEOs

•
Eliminated the individual performance adjustment for the CEO’s payout

		2015 (retroactive)	See page 43
Want additional alignment with shareholder returns in the variable compensation program	Revised the annual variable compensation program by increasing the weighting of net income and by replacing the working capital metric with a cash ﬂow metric	2016	See page 43
ROC is viewed as a good measure for long-term incentive equity awards. Additionally, some shareholders also prefer relative metrics and linking payouts to TSR	Modiﬁed the annual long term equity grants to incorporate a relative total shareholder return (“TSR”) measure, while maintaining the ROC measure	2016	See pages 47-48
Concern about CEO special pension arrangements	Agreements to provide additional service credit under the Company’s pension program have not been made with any current executive since 2001, and will not be made in the future	legacy	See page 54
Desire for enhanced disclosure in the proxy statement	• Performance goals disclosed for the TSR and ROC performance share unit awards in the year of grant • Improved the readability and redesigned the presentation of the proxy statement	2016	See page 49

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PROXY STATEMENT HIGHLIGHTS
Compensation Highlights

Pay Aligned with Shareholder Interests

Low Payouts and Forfeited Performance Shares

Financial results most under management’s control such as cash ﬂow, return on capital and operating margins, continued to demonstrate the success of the management team at Praxair. Nonetheless, foreign currency exchange and other macro-economic weakening in demand resulted in ﬁnancial results that did not meet target performance for the annual performance-based variable compensation program nor for the performance share units (“PSUs”) covering the 2013 through 2015 performance period.

2015 PAYOUTS: The variable compensation programs continue to work as designed.

•
Annual variable compensation business result:
29% ﬁnancial + 7% non-ﬁnancial

•
EPS performance share units: forfeited

•
ROC performance share units: 73.3% of target

Impact to CEO Pay for 2015

The CEO’s realized pay was greatly impacted by Praxair’s lower ﬁnancial performance. Additionally, Mr. Angel’s variable compensation payout was reduced due to the variable compensation design changes that were implemented by the Compensation Committee retroactively for the 2015 performance year.

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PROXY STATEMENT HIGHLIGHTS
Board and Governance Highlights

Board and Governance Highlights

Board Nominees

The following eleven persons currently serve on the Board of Directors and have been nominated for reelection to serve until the 2017 annual meeting and the election and qualiﬁcation of their successors.

Name	Age	Director Since	Background	Independent		Current Committee Memberships(1)	Other Current Public Company Boards
				Yes	No
Stephen F. Angel	60	2006	Chief Executive Ofﬁcer and Chairman of the Board of Praxair, Inc.		X		• PPG Industries, Inc.
Oscar Bernardes	69	2010	Managing Partner at Yguapora Consultoria e Empreendimentos Ltda; former Chief Executive Ofﬁcer of Bunge International	X		CMD, FP, TSS	• DASA Laboratorios da America SA • Localiza Rent A Car S.A. • Marcopolo S.A. • Metalurgica Gerdau S.A. (retiring from Board in April 2016)
Nance K. Dicciani	68	2008	Former President & Chief Executive Ofﬁcer of Honeywell Specialty Materials	X		AC, CMD, Chairperson of TSS	• AgroFresh Solutions, Inc. • Halliburton Company • LyondellBasell Industries
Edward G. Galante	65	2007	Former Senior Vice President and a member of the Management Committee of ExxonMobil Corporation	X		Chairman of CMD, GN, TSS	• Celanese Corporation • Clean Harbors, Inc. • Tesoro Corporation
Ira D. Hall	71	2004	Former President & Chief Executive Ofﬁcer of Utendahl Capital Management, L.P.	X		Chairman of AC, FP
Raymond W. LeBoeuf	69	1997	Former Chairman & Chief Executive Ofﬁcer of PPG Industries, Inc.	X		AC, GN	• MassMutual Financial Group
Larry D. McVay	68	2008	Principal of Edgewater Energy, LLC; former Chief Operating Ofﬁcer of TNK-BP Holding	X		AC, Chairman of FP, TSS	• Callon Petroleum Company • Chicago Bridge & Iron Company
Denise L. Ramos	59	2014	Chief Executive Ofﬁcer, President and a Director of ITT Corporation	X		AC, GN	• ITT Corporation
Martin H. Richenhagen	63	2015	Chief Executive Ofﬁcer, President and Chairman of the Board of AGCO Corporation	X		FP, GN	• AGCO Corporation • PPG Industries, Inc.
Wayne T. Smith	70	2001	Chairman, President & Chief Executive Ofﬁcer of Community Health Systems, Inc.	X		CMD, FP	• Community Health Systems, Inc.
Robert L. Wood	61	2004	Former Chairman, President & Chief Executive Ofﬁcer of Chemtura Corporation	X		FP, Chairman of GN	• Jarden Corporation • MRC Global Inc.

(1)
AC means Audit Committee
CMD means Compensation & Management Development Committee
FP means Finance & Pension Committee
GN means Governance & Nominating Committee
TSS means Technology, Safety & Sustainability Committee

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PROXY STATEMENT HIGHLIGHTS
Board Highlights

Board Highlights

Corporate Governance Highlights

Praxair has a strong corporate governance structure that compares very favorably to that of other S&P 500 Companies and to the standards of recognized governance organizations. The key aspects of our corporate governance structure are listed below and are discussed more fully in the “Corporate Governance and Board Matters” section of this Proxy Statement.

During 2015 and early 2016, we took the following new governance actions:

•
Added Martin H. Richenhagen as a director. He is CEO and Chairman of AGCO Corporation and brings extensive executive management experience to the Board.

•
Adopted a proxy access structure that allows shareholders who meet certain requirements to nominate a limited number of directors for election and have them included in the Company’s Proxy Statement.

•
Decreased from ﬁve to four the total number of public company boards on which a director may serve in addition to serving on Praxair’s board.

•
Increased the stock ownership requirements for directors from four times to ﬁve times the base annual retainer.

Board and Governance Information
Size of Board	11	Board Orientation and Continuing Education Program	Yes
Number of Independent Directors	10	Limits service on other Boards	Yes (4)
Board Meetings Held in 2015	6	Succession Planning Process	Yes
Annual Election of Directors	Yes	Board Risk Oversight	Yes
Mandatory Retirement Age	72	Codes of Conduct for Directors, Ofﬁcers and Employees	Yes
Board Diversity	Yes	Stock Ownership Guidelines for Directors and Executive Ofﬁcers	Yes
Majority Voting in Director Elections	Yes	Anti-Hedging and Pledging Policies	Yes
Proxy Access	Yes	Clawback Policy	Yes
Lead Independent Director	Yes	Rights Agreement (Poison Pill)	No
Independent Directors Meet Without Management Present	Yes	Comprehensive Sustainability Program	Yes
Annual Board Strategy Review	Yes	Shareholders May Call Special Meetings	Yes
Annual Board and Committee Evaluations	Yes

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CORPORATE GOVERNANCE AND BOARD MATTERS

Praxair’s Corporate Governance Framework

Praxair operates under Corporate Governance Guidelines which are posted at Praxair’s public website,

www.praxair.com in the Our Company/Corporate Responsibility section. Consistent with those guidelines, the Board has adopted the following policies and practices, among others:

Director Independence

The Board has adopted independence standards for service on Praxair’s Board of Directors which are posted at Praxair’s public website referenced above. The Board has applied these standards to all of the non-management directors (all directors are non-management except for Mr. Angel, the Company’s Chairman & CEO), and has determined that each qualiﬁes as independent. The Board is not otherwise aware of any relationship with the Company or its management that could potentially impair the independent judgment of these directors. See also related information in this Proxy Statement under the caption “Certain Relationships and Transactions.”

Board Leadership

As set forth under the Corporate Governance Guidelines, the Board believes that the best leadership model for the Company at this time is that of a combined Chairman & CEO, balanced by practices and policies designed to assure effective independence in the Board’s oversight, advice and counsel of management. These include having an independent Lead Director, as discussed below. The Governance & Nominating Committee (consisting entirely of independent directors) periodically examines the Board leadership structure as well as other governance practices and conducts an annual assessment of Board and Committee effectiveness. The Governance & Nominating Committee has determined that the present leadership structure is effective and appropriate. The Board believes that the substantive duties of the Chairman, including calling and organizing meetings and preparing agendas, are best performed by someone having day-to-day familiarity with the business issues confronting the Company and an understanding of the speciﬁc areas in which management seeks advice and counsel from the Board.

Lead Director

In order to enhance the Board’s independence and oversight of management, the independent directors elect a Lead Director from among the independent directors to serve for at least one year. The Board’s practice has been to select the Chairman of the Governance & Nominating Committee to serve as the Lead Director. Although elected to serve at least one year, the Lead Director is generally expected to serve multiple terms. Mr. Wood, who is the Chairman of the Governance & Nominating Committee, has been the Lead Director since 2013. The designated responsibilities of the Lead Director are set forth in the Board’s Corporate Governance Guidelines and include:

•
serving as chairman of the meetings of the independent directors and all meetings of the Board at which the Chairman is not present;

•
having the authority to call meetings of the independent directors;

•
serving as a liaison between the Chairman and CEO and the independent directors;

•
being available to consult with the Chairman and CEO about the concerns of the Board;

•
approving the Board meeting agendas and related information sent to the Board;

•
approving the Board meeting schedules to assure that there is sufﬁcient time for discussion of all agenda items;

•
being available for consultation and direct communication with major shareholders if requested; and

•
coordinating an annual performance review of the CEO with input from the Compensation Committee and the other independent directors.

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CORPORATE GOVERNANCE AND BOARD MATTERS
Praxair’s Corporate Governance Framework

Board Role in Risk Oversight

At least annually, the full Board reviews the Company’s risk identiﬁcation, assessment and management processes and the guidelines and policies by which key risks are managed. As part of that review, the Board discusses (1) the key enterprise risks that management has identiﬁed, (2) management accountability for managing or mitigating each risk, (3) the steps being taken to manage each risk, and (4) which Board Committees will oversee each risk area on an ongoing basis.

The risk factors disclosed in Item 1A of the Company’s Form 10-K and Annual Report illustrate the range of the risks faced by a global industrial company and help explain the need for strong Board Committee oversight of the management of risks in speciﬁc subject areas. Each Committee’s calendar of recurring meeting agenda topics addresses risk areas pertinent to the Committee’s subject-matter responsibilities. These areas include: ﬁnancing and currency exchange risks (Finance & Pension Committee); compensation risks, and executive development and retention (Compensation Committee); regular review of the Board’s governance practices (Governance & Nominating Committee); internal controls, investigations, and integrity standards compliance (Audit Committee); and a regular review of the Company’s sustainability program and certain enterprise risks such as natural disasters and plant control systems and security (Technology, Safety & Sustainability Committee). Other risk areas are regularly reviewed by the full Board. These include: safety and environmental risk (covered at each Board meeting), economic, market and competitive risk (part of business operating reports at each Board meeting, and the annual operating and strategic reviews), cyber security, and global compliance risks (supplementing reporting within the Audit Committee). In addition, risk identiﬁcation and assessment is integrated into Board decision-making with respect to capital projects and acquisitions, entry into new markets, ﬁnancings, and cash ﬂow analysis, among other matters. In Committee meetings and full Board deliberations, each director brings his or her particular operating, ﬁnancial, management development, and other experiences and expertise to bear in assessing management’s response to speciﬁc risks and in providing advice and counsel with respect to risk mitigation and management.

Board Oversight of Business Strategy

Each year, the Board conducts a comprehensive long-term strategic review of the Company’s outlook and business plans and provides advice and counsel to management regarding the Company’s strategic issues. This process involves engagement by all Board members and senior management. The Board performs a detailed review of management’s proposed strategy for each of the key business units that is designed to drive proﬁtability over the near-and long-term independent of the macro environment and drive long-term shareholder value creation.

Board Effectiveness Assessment

The Board assesses its effectiveness annually under a process determined by the Governance & Nominating Committee. Typically, this assessment includes each non-management director completing written questionnaires that are used to evaluate the Board’s effectiveness in the areas of Performance of Core Responsibilities, Decision-Making Support, the Quality of Deliberations, Director Performance, and Committee Functions, as well as consideration of additional Board practices and policies recommended as best practices by recognized governance authorities. Similarly, each Committee annually assesses its effectiveness in meeting its oversight responsibilities under its charter from the Board. The Governance & Nominating Committee reviews the results of the written assessments, provides the results to all Board members, and the Lead Director conducts a discussion of the results in an executive session of the non-management directors. Subsequently, the Governance & Nominating Committee may recommend certain actions be taken to enhance the operations and effectiveness of the Board and its committees.

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CORPORATE GOVERNANCE AND BOARD MATTERS
Praxair’s Corporate Governance Framework

Governance Practices Review

In addition to leading the annual Board and Committee effectiveness assessment referred to above, the Governance & Nominating Committee annually reviews with an outside expert the Company’s governance practices, and updates those practices as it deems appropriate. The Committee considers, among other things, the results of the Board and Committee effectiveness assessments, developments in Delaware Corporation Law, federal laws and regulations promulgated by the SEC, and the views and standards of recognized governance authorities and institutional investors.

Succession Planning and Personnel Development

The Compensation Committee conducts an annual Succession Planning and Personnel Development session to which all Board members are invited and at which executives are evaluated with respect to their potential for promotion into senior leadership positions, including that of the CEO. In addition, a wide variety of executives are introduced to the Board by way of Board and Committee presentations and directors have unrestricted access to a broad cross-section of managers and high potential employees.

Mandatory Director Retirement

The Board’s policy is that a director who has attained the age of 72 may not stand for re-election at the next annual shareholders’ meeting. The Board also has a policy against service on the Board by an ofﬁcer of the Company after his or her retirement, resignation or removal as an ofﬁcer.

Limits to Service on Other Boards

The Board’s policy is that a non-management director may not serve on more than four additional public company boards and a member of the Audit Committee may not serve on more than two additional public company audit committees. Also, the Chairman & CEO may not serve on more than two additional public company boards.

Shareholder Outreach and Communications with the Board

The Company has a robust shareholder outreach program that it has conducted for many years and which ensures that the Board and management remain responsive to shareholder concerns. This includes ongoing interaction between the Director of Investor Relations and major institutional investors, as well as an extensive shareholder outreach program that is conducted annually.

In addition, the Board has established procedures to enable a shareholder or other interested party to direct a communication to the Board of Directors. Such communications may be conﬁdential or anonymous and may be communicated by mail, e-mail, or telephone. Information on how to submit communications, and how they will be handled, is included at www.praxair.com in the Our Company/Corporate Responsibility section.

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CORPORATE GOVERNANCE AND BOARD MATTERS
Praxair’s Corporate Governance Framework

Director Attendance at Board and Committee Meetings and the Annual Shareholders Meeting

Absent extenuating circumstances, each member of the Board is expected to attend all meetings of the Board, all meetings of each Committee of which he or she is a member, and the Annual Meeting of Shareholders. All of the then serving directors attended the 2015 annual meeting. Director meeting attendance is one of the factors that the Governance & Nominating Committee considers in determining whether to re-nominate an incumbent director for election at the Annual Meeting.

Business Integrity and Ethics

Praxair’s Board of Directors has adopted policies and standards regarding Compliance with Laws and Business Integrity and Ethics that are posted on Praxair’s public website, www.praxair.com, in the Our Company/Corporate Responsibility section and are available in print to any shareholder who requests it. This Code of Ethics applies to Praxair’s directors and to all employees, including Praxair’s CEO, CFO and Controller, and other ofﬁcers.

Director Election by Majority Vote and Resignation Policy

Praxair’s Certiﬁcate of Incorporation and Bylaws require directors to be elected annually and that a director nominee must receive a majority of the votes cast at an annual meeting in order to be elected (meaning a greater number of “for” votes than “against” votes) in an uncontested election of directors. The Board’s Corporate Governance Guidelines require that any director nominee who is then serving as a director must tender his or her resignation if he or she fails to receive this majority vote. The Governance & Nominating Committee of the Board would then consider the resignation offer and recommend to the Board whether to accept or reject the resignation, or whether other action should be taken. The Board would take action on the Committee’s recommendation within 90 days following certiﬁcation of the vote, and promptly thereafter publicly disclose its decision and the reasons therefor.

Proxy Access

A shareholder, or a group of up to twenty shareholders, who have owned at least three percent of the Company’s outstanding common stock continually for at least three years, may nominate persons for election as directors and have these nominees included in the Company’s proxy statement. The shareholders or group must meet the requirements in the Company’s bylaws. The number of nominees is generally limited to the greater of two persons or 20% of the number of directors serving on the Board.

Shareholder Rights Agreements

The Company does not have a Stockholder Protection Rights Agreement (sometimes referred to as a “Poison Pill”). In addition, the Board’s policy is that the Board will adopt or materially amend a future Stockholder Protection Rights Agreement only if, in the exercise of its ﬁduciary responsibilities under Delaware law, and acting by a majority of its independent directors, it determines that such action is in the best interests of Praxair’s shareholders. If the Board adopts or materially amends a Stockholder Protection Rights Agreement, it will submit such action to a non-binding shareholder vote as a separate ballot item at the ﬁrst annual meeting of shareholders occurring at least six months after such action.

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CORPORATE GOVERNANCE AND BOARD MATTERS
Praxair’s Corporate Governance Framework

Special Shareholder Meetings

Shareholders may call a special shareholders’ meeting in accordance with the conditions set forth in Praxair’s Certiﬁcate of Incorporation and By-laws.

Director Stock Ownership Guidelines

The Board’s policy is that non-management directors must acquire and hold shares of the Company’s stock equal in value to at least ﬁve times the base cash retainer for non-management directors. Directors have ﬁve years from their initial election to meet this guideline. All non-management directors have met this guideline or are within the 5-year transition period afforded to them to do so; and most substantially exceed the guideline.

Executive Stock Ownership and Shareholding Policy

The Board believes that it is important for executive ofﬁcers to acquire a substantial ownership position in Praxair. In this way, their interests will be more closely aligned with those of shareholders. Signiﬁcant stock ownership ensures that executives manage Praxair as equity owners.

Accordingly, a stock ownership and shareholding policy has been established for the Company’s ofﬁcers that requires them to own a minimum number of shares as set forth below. Individuals must meet the applicable ownership level no more than ﬁve years after ﬁrst becoming subject to it and must acquire at least 20% of the required stock each year. Until the stock ownership requirement is met, executive ofﬁcers (i) may not sell, transfer or otherwise dispose of any of their Praxair common stock, and (ii) must retain and hold all Praxair common stock acquired from all equity incentive awards, net of shares withheld for taxes and option exercise prices, including performance share unit awards, restricted stock unit awards and stock options.

Set forth below is the minimum number of shares required by the policy for each ofﬁcer position. As of the date of this Proxy Statement, all covered individuals are in compliance with this policy. Stock ownership of the Named Executive Ofﬁcers can be found in the table presented under the caption “Information on Share Ownership.”

Minimum Shares to be Owned
Chief Executive Ofﬁcer	100,000
Executive Vice Presidents	30,000
Chief Financial Ofﬁcer	25,000
Senior Vice Presidents	20,000
Other Executive Ofﬁcers	10,000-15,000

HEDGING, PLEDGING AND SIMILAR TRANSACTIONS PROHIBITED. Directors and ofﬁcers may not engage in hedging transactions related to Praxair’s stock that would have the effect of reducing or eliminating the economic risk of holding Praxair stock. They also may not pledge or otherwise encumber Praxair stock.

Review, Approval or Ratiﬁcation of Transactions with Related Persons

The Company’s Compliance with Laws and Business Integrity and Ethics Policy (“Ethics Policy”) prohibits employees, ofﬁcers and Board members from having a personal, ﬁnancial or family interest that could in any way prevent the individual from acting in the best interests of the Company (a “conﬂict of interest”) and provides that

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Praxair’s Corporate Governance Framework

any conﬂict of interest waiver relating to Board members or executive ofﬁcers may be made only after review and approval by the Board upon the recommendation of its Governance & Nominating Committee. In addition, the Board’s Corporate Governance Guidelines require that any “related party transaction” by an executive ofﬁcer or director be pre-approved by a committee of independent and disinterested directors. For this purpose, a “related party transaction” means any transaction or relationship that is reportable under Regulation S-K, Item 404, of the Securities and Exchange Commission (“SEC”) or that, in the case of a non-management director, would violate the Board’s independence standards.

REPORTING AND REVIEW PROCEDURES. To implement the foregoing policies, the Governance & Nominating Committee has adopted a written procedure for the Handling of Potential Conﬂicts of Interests which speciﬁes a process for the referral of potential conﬂicts of interests to the Board and standards for the Board’s evaluation of those matters. This policy applies to any transaction or relationship involving an executive ofﬁcer, a member of the Board of Directors, a nominee for election as a director of the Company, or a family member of any of the foregoing which (1) could violate the Company’s Ethics Policy provisions regarding conﬂicts of interest, (2) would be reportable under the SEC’s disclosure rules, or (3) in the case of a non-management director, would violate the Board’s independence standards.

Under this procedure, potential conﬂicts of interest are reported to the Corporate Secretary for preliminary analysis to determine whether referral to the Governance & Nominating Committee is appropriate. Potential conﬂicts of interest can be self-identiﬁed by the director or executive ofﬁcer or may arise from internal audits, the integrity hotline or other referrals, or through periodic due diligence conducted by the Corporate Secretary’s ofﬁce. The Governance & Nominating Committee then examines the facts and circumstances of each matter referred to it and makes a ﬁnal determination as to (1) whether the transaction or relationship would (or does) constitute a violation of the conﬂicts of interest provisions of the Company’s Ethics Policy, and (2) whether the transaction or relationship should be approved or ratiﬁed and the conditions, if any, of such approval or ratiﬁcation. In determining whether a transaction or relationship constitutes a violation of the conﬂicts of interest provisions of the Company’s Ethics Policy, the Governance & Nominating Committee considers, among other factors, the materiality of the transaction or relationship to the individual’s personal interest, whether the individual’s personal interest is materially adverse to or competitive with the interests of the Company, and whether the transaction or relationship materially interferes with the proper performance of the individual’s duties or loyalty to the Company. In determining whether to approve or ratify a transaction or relationship, the Governance & Nominating Committee considers, among other factors, whether the matter would constitute a violation of the conﬂicts of interest provisions of the Company’s Ethics Policy, whether the matter would violate the NYSE listing standards, the expected practical impact of the transaction or relationship on the individual’s independence of judgment or ability to act in the best interests of the Company, the availability, practicality and effectiveness of mitigating controls or safeguards such as recusal, restricted access to information, reassignment etc., and the best interests of the Company and its shareholders generally.

APPLICATION OF POLICIES & PROCEDURES. During 2015, no actual or potential conﬂicts of interest were identiﬁed with respect to the executive ofﬁcers and directors of the Company.

Certain Relationships and Transactions

When determining whether any director or nominee is independent, the Board considers all facts and circumstances and any relationships that a director or nominee may have with the Company, directly or indirectly, other than in the capacity of serving as a director. To assist the Board in making independence determinations, it also applies the independence standards which are posted at

Praxair’s public website, www.praxair.com in the Our Company/Our People/Our Board of Directors section. In determining that each of the non-management directors is independent, in February, 2016, the Board considered the following circumstances and relationships of those directors and nominees who then had any direct or indirect relationship with the Company. In the ordinary course of its business, (1) Praxair: sells medical oxygen and other industrial gases products to Community Health Systems, Inc. of which Mr. Smith is an executive ofﬁcer; (2) sells industrial gases to, and purchases pumps and other products from, ITT Corporation, of which Ms. Ramos is an executive ofﬁcer; and (3) sells industrial gases to AGCO Corporation, of which Mr. Richenhagen is an executive ofﬁcer. The 2015 consolidated revenues for each of Praxair, Community Health, ITT Corporation and AGCO Corporation were $10.8 billion, $19.4 billion, $2.5 billion and $7.5 billion, respectively. For the last three ﬁscal years, the dollar value of Praxair’s sales to Community Health ranged from $1.3 million to $3.7 million, sales to and purchases from ITT Corporation ranged from $165,000 to $1.65 million, and

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CORPORATE GOVERNANCE AND BOARD MATTERS
Praxair’s Corporate Governance Framework

sales to AGCO Corporation ranged from $2.25 million to $2.41 million. Such sale and purchase transactions were well below the limits set forth in the Board’s independence standards and, for any of the last three ﬁscal years, were signiﬁcantly less than 1% of either Praxair’s, Community Health Systems’, ITT Corporation’s or AGCO Corporation’s consolidated revenues. Therefore, the Board has determined that such ordinary course business relationships are not material and do not otherwise impair the ability of either Ms. Ramos or of Messrs. Smith or Richenhagen to exercise independent judgment as a director.

Section 16(a) Beneﬁcial Ownership Reporting Compliance

Based solely upon a review of SEC Forms 3, 4 and 5 furnished to the Company and written representations from the Company’s executive ofﬁcers and directors, the Company believes that those persons complied with all Section 16(a) ﬁling requirements during 2015 with respect to transactions in the Company’s stock, except that there was one inadvertent late ﬁling to report the tax withholding of shares upon the vesting of a restricted stock unit grant made to Karen Keegans, an executive ofﬁcer of the Company.

Director & Nominee Selection Criteria

The Governance & Nominating Committee will consider any candidate for election to the Board who is timely recommended by a shareholder and whose recommendation otherwise complies with the requirements under Praxair’s certiﬁcate of incorporation. Recommendations should be sent to the Corporate Secretary of Praxair and should include the candidate’s name and qualiﬁcations and a statement from the candidate that he or she consents to being named in the proxy statement and will serve as a director if elected. In order for any candidate to be considered by the Governance & Nominating Committee and, if nominated, to be included in the proxy statement, such recommendations must be received by the Corporate Secretary on or before the date speciﬁed in this Proxy Statement under the caption “Shareholder Proposals for the 2017 Annual Meeting.”

In addition to considering any shareholder-recommended candidates for election as directors, prior to each annual meeting of shareholders, the Governance & Nominating Committee considers each of the incumbent directors for nomination for reelection to the Board, unless an incumbent does not wish to be reelected or will be retiring from the Board under the Board’s retirement policy.

The qualities and skills sought in director nominees are governed by the projected needs of the Board at the time the Governance & Nominating Committee considers adding a new director or renominating incumbent directors. Consistent with the Board’s Corporate Governance Guidelines, the Committee seeks to build and maintain a Board that contains a range of experiences, competencies, and perspectives that is well-suited for advice and counsel to, and oversight of, the Company’s business and operations. In doing so, the Committee takes into account a variety of factors, including:

(1)

the Company’s strategies and its market, geographic and regulatory environments, both current and projected,

(2)

the mix of experiences, competencies, and perspectives (including gender, ethnic and cultural diversity) currently represented on the Board,

(3)

the results of the Board’s annual self-assessment process,

(4)

the CEO’s views as to areas in which management would like to have additional advice and counsel from the Board, and

(5)

with respect to the incumbent directors, meeting attendance, participation and contribution, and the director’s current independence status.

The Committee also seeks in each director candidate a breadth of experience and background that (a) will allow the director to contribute to the full range of issues confronting a global industrial company and (b) will qualify the director to serve on, and contribute to, any of the Board’s standing committees, thus facilitating the Board’s committee rotation policy. In addition, the Governance & Nominating Committee believes that every director nominee should demonstrate a strong record of integrity and ethical conduct, an absence of conﬂicts that might interfere with the exercise of his or her independent judgment, and a willingness and ability to represent all shareholders of the Company.

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Praxair’s Corporate Governance Framework

When the need to recruit a director arises, the Governance & Nominating Committee will consult the other directors, the CEO and, on occasion, third party recruiting ﬁrms to identify potential candidates. The candidate evaluation process may include inquiries as to the candidate’s reputation and background, examination of the candidate’s experiences and skills in relation to the Board’s needs at the time, consideration of the candidate’s independence as measured by the Board’s independence standards, and other considerations that the Governance & Nominating Committee deems appropriate at the time. Prior to formal consideration by the Governance & Nominating Committee, any candidate who passes such screening is interviewed by the Governance & Nominating Committee or its Chairman and by the CEO.

Since the 2015 Annual Meeting, the Board elected Martin Richenhagen a director in October, 2015, and Mr. Richenhagen has been nominated for reelection at the Annual Meeting. In selecting Mr. Richenhagen as a new director the Governance & Nominating Committee followed the above described process and utilized a recognized third party search ﬁrm to identify for consideration potential Board candidates based upon criteria developed by the Governance & Nominating Committee. Mr. Richenhagen was ﬁrst identiﬁed by the search ﬁrm and, after an initial interview with the CEO, was introduced to the full Governance & Nominating Committee.

Additional information about the speciﬁc skills, qualiﬁcations and backgrounds of each of the director nominees is set forth in this Proxy Statement under the under caption “Director Nominees.”

PROXY ACCESS NOMINEES. The foregoing description applies only to the Governance & Nominating Committee’s consideration of director nominees who may be nominated by the Committee itself. It does not apply to persons nominated by eligible shareholders under the Company’s Proxy Access structure which has separate requirements that are set forth in the Company’s bylaws.

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CORPORATE GOVERNANCE AND BOARD MATTERS
Board Committees

Board Committees

The Board currently has ﬁve standing committees as described below and each is comprised of only independent directors. The Charters for each of these committees may be found on Praxair’s public website, www.praxair.com, in the Our Company/Our People/Our Board of Directors section.

Board Committees
Director	Audit Committee	Compensation & Management Development Committee	Finance & Pension Committee	Governance & Nominating Committee	Technology, Safety & Sustainability Committee
OSCAR BERNARDES		•	•		•
NANCE K. DICCIANI	•	•			Chairperson
EDWARD G. GALANTE		Chairman		•	•
IRA D. HALL	Chairman		•
RAYMOND W. LEBOEUF	•			•
LARRY D. MCVAY	•		Chairman		•
DENISE L. RAMOS	•			•
MARTIN H. RICHENHAGEN			•	•
WAYNE T. SMITH		•	•
ROBERT L. WOOD			•	Chairman

Description of Key Committee Functions

AUDIT COMMITTEE
Committee Chair Ira D. Hall Current Members: Nance K. Dicciani Raymond W. LeBoeuf Larry D. McVay Denise L. Ramos Meetings in 2015 (5)

The Audit Committee assists the Board in its oversight of (a) the independence, qualiﬁcations and performance of Praxair’s independent auditor, (b) the integrity of Praxair’s ﬁnancial statements, (c) the performance of Praxair’s internal audit function, and (d) Praxair’s compliance with legal and regulatory requirements. In furtherance of these responsibilities, the Audit Committee, among other duties,

(1)

appoints the independent auditor to audit Praxair’s ﬁnancial statements, approves the fees and terms of such engagement, approves any non-audit engagements of the independent auditor, and meets regularly with, and receives various reports from, the independent auditor. The independent auditor reports directly to the Audit Committee;

(2)

reviews Praxair’s principal policies for accounting and ﬁnancial reporting and its disclosure controls and processes, and reviews with management and the independent auditor Praxair’s ﬁnancial statements prior to their publication;

(3)

reviews assessments of Praxair’s internal controls, the performance of the Internal Audit function, the performance evaluations of the General Auditor and the Chief Compliance Ofﬁcer, and the guidelines and policies by which Praxair undertakes risk assessment and risk management; and

(4)

reviews the effectiveness of Praxair’s compliance with laws, business conduct, integrity and ethics programs.

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CORPORATE GOVERNANCE AND BOARD MATTERS
Board Committees

COMPENSATION & MANAGEMENT DEVELOPMENT COMMITTEE
Committee Chair Edward G. Galante Current Members: Oscar Bernardes Nance K. Dicciani Wayne T. Smith Meetings in 2015 6

The Compensation Committee assists the Board in its oversight of (a) Praxair’s compensation and incentive policies and programs, and (b) management development and succession, in both cases particularly as they apply to Praxair’s executive ofﬁcers. In furtherance of these responsibilities, the Compensation & Management Development Committee, among other duties,

(1)

determines Praxair’s policies relating to the compensation of executive ofﬁcers and assesses the competitiveness and appropriateness of their compensation and beneﬁts;

(2)

determines the salaries, performance-based variable compensation, equity awards, terms of employment, retirement or severance, beneﬁts, and perquisites of executive ofﬁcers;

(3)

approves corporate goals relevant to the CEO’s compensation, evaluates the CEO’s performance in light of these goals and sets the CEO’s compensation accordingly;

(4)

reviews management’s long-range planning for executive development and succession, and develops a CEO succession plan;

(5)

reviews design, administration and risk associated with Praxair’s management incentive compensation and equity compensation plans; and

(6)

reviews periodically the Company’s diversity policies and objectives, and programs to achieve those objectives.

Certain Committee Processes for Determining Executive Compensation

DELEGATION AND CEO INVOLVEMENT. Except under limited circumstances, the Compensation Committee may not delegate its executive compensation authority to any other persons. With respect to the allocation of compensation and awards to employees other than the executive ofﬁcers, the Compensation Committee may, and has, delegated authority to the CEO, subject to guidelines established by the Compensation Committee. The CEO does not determine the compensation of any of the executive ofﬁcers but he does offer for the Compensation Committee’s consideration his views on relevant matters, as described in more detail in this Proxy Statement in the CD&A section.

COMPENSATION RISK ANALYSIS. The Compensation Committee considers whether the Company’s compensation policies and practices create incentives for risk-taking that could have a material adverse effect on the Company. Each year, the Compensation Committee examines management’s review of the Company’s incentive compensation programs applicable to all employees, including executive ofﬁcers, in order to evaluate whether they encourage excessive risk-taking through either the design of the executive and management incentive programs, or operational decision-making that could affect compensation payouts. The Compensation Committee has determined that (1) there exist sufﬁcient operational controls, checks and balances that prevent or constrain compensation-driven decision-making that is inappropriate or excessively risky including, among others, frequent risk discussions with the Board, particularly in connection with capital project or acquisition proposals, (2) the Company does not use highly leveraged short term incentives that would tend to drive high short term risk decisions or unsustainable gains, and (3) the Company’s executive stock ownership policy and the “recapture” policy described in the CD&A also serve as disincentives for unacceptable risk-taking. Based upon this review, the Compensation Committee has concluded that the Company’s incentive compensation programs and related controls are designed appropriately and that risks arising from the Company’s compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

A more detailed description of how the Compensation Committee considers and determines executive compensation is described in this Proxy Statement in the CD&A section.

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CORPORATE GOVERNANCE AND BOARD MATTERS
Board Committees

GOVERNANCE & NOMINATING COMMITTEE
Current Chair Robert L. Wood Current Members: Edward G. Galante Raymond W. LeBoeuf Denise L. Ramos Martin H. Richenhagen Meetings in 2015 5

The Governance & Nominating Committee assists the Board in its oversight of (a) the selection, qualiﬁcations, compensation and performance of Praxair’s directors, (b) Praxair’s governance, including the practices and effectiveness of the Board, and (c) various important public policy concerns that affect the Company. In furtherance of these responsibilities, the Governance & Nominating Committee, among other duties,

(1)

recommends to the Board nominees for election as directors, and periodically reviews potential candidates, including incumbent directors;

(2)

reviews policies with respect to the composition, compensation, organization and practices of the Board, and developments in corporate governance matters generally; and

(3)

reviews Praxair’s policies and responses to broad public policy issues such as social responsibility, corporate citizenship, charitable contributions, legislative issues, and important shareholder issues, including management and shareholder proposals offered for shareholder approval.

FINANCE & PENSION COMMITTEE
Committee Chair Larry D. McVay Current Members: Oscar Bernardes Ira D. Hall Martin H. Richenhagen Wayne T. Smith Robert L. Wood Meetings in 2015 3

The Finance & Pension Committee assists the Board in its oversight of (a) Praxair’s ﬁnancial position and ﬁnancing activities, (b) Praxair’s ﬁnancial risk management policies and activities, and (c) the ERISA-qualiﬁed, funded plans sponsored by Praxair. In furtherance of these responsibilities, the Finance & Pension Committee, among other duties,

(1)

monitors Praxair’s ﬁnancial condition and its requirements for ﬁnancing, and reviews, and recommends to the Board, the amounts, timing, types and terms of public stock issues and public and private debt issues;

(2)

reviews Praxair’s foreign exchange and interest rate exposures, the results of its foreign exchange hedging activities, and Praxair’s practices for managing insurable risks;

(3)

reviews Praxair’s policies on dividends and stock repurchases; and

(4)

appoints administration and investment committees to act as ﬁduciaries of Praxair’s funded beneﬁt plans, and reviews the investment performance, administration and funded status of such plans.

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CORPORATE GOVERNANCE AND BOARD MATTERS
Board Committees

TECHNOLOGY, SAFETY & SUSTAINABILITY COMMITTEE
Committee Chair Nance K. Dicciani Current Members: Oscar Bernardes Edward G. Galante Larry D. McVay Meetings in 2015 2

The Technology, Safety & Sustainability Committee assists the Board in its oversight of: (a) technology and research & development, including the use of technology in products applications; (b) safety, particularly the use of technology in enhancing safety performance; (c) sustainability and environmental matters; and (d) certain enterprise risks. In furtherance of these duties, the Technology, Safety & Sustainability Committee, among other duties,

(1)

reviews and evaluates Praxair’s use of technology and its technology capabilities and Praxair’s strategies, objectives and effectiveness of research and development efforts;

(2)

monitors and reviews Praxair’s personnel, process and distribution safety goals and performance and the use of technology to enhance safety performance;

(3)

reviews Praxair’s policies, programs and practices related to sustainability and the environment; and

(4)

provides oversight and guidance on certain enterprise risks that are not otherwise reviewed by the full Board of Directors or its other committees including (a) natural disasters, and (b) plant control systems security.

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CORPORATE GOVERNANCE AND BOARD MATTERS
Director Compensation

Director Compensation

Director Compensation Program

The Company paid the amounts reported in the 2015 Director Compensation table below pursuant to its director compensation program in effect for 2015. The Company does not pay any director who is a Company employee (Mr. Angel in 2015) for serving as a member of the Board of Directors or any committee of the Board of Directors. The Governance & Nominating Committee of the Board determines non-management director compensation consistent with the Directors’ Compensation principles set forth in the Corporate Governance Guidelines. The director compensation program in effect for 2015 is described below, but changes to the program were made effective January 1, 2016, as described below.

Cash Compensation

•
A $100,000 annual retainer paid quarterly.

•
An additional $10,000 annual retainer paid quarterly to each chairman of a Board committee ($20,000 for the chairman of the Audit Committee, and $15,000 for the chairman of the Compensation Committee).

•
An additional $25,000 annual retainer paid quarterly to the Lead Director.

Equity Compensation

Each active non-management director participates in the Amended and Restated 2009 Praxair, Inc. Long Term Incentive Plan. The Plan allows for grants of stock options, restricted stock, unrestricted stock, and restricted stock units or any combination thereof, as the Governance & Nominating Committee determines. The Committee may make an annual equity grant under this Plan to each non-management director having a value up to an amount set by the Board. For 2015, the Board set this amount at $150,000.

The Governance & Nominating Committee selected restricted stock units as the sole form of equity for the 2015 grant. The restricted stock units are fully vested (non-forfeitable) after one-year from the date of grant, and will be forfeited if a director’s service on the Board terminates for any reason before the one year anniversary of the grant. Restricted stock units will be paid out as soon as practicable after the vesting date unless a director further defers the payout. The number of restricted stock units granted so as to deliver the $150,000 value as of the April 28, 2015 grant date was based upon the average of the closing prices of the Company’s stock for the 200 trading days prior to April 1, 2015. Because the closing price of the Company’s stock on April 28, 2015 was lower than this 200-day average, the full grant date fair market value of the restricted stock units granted on April 28, 2015 and reported in the 2015 Director Compensation Table below was $144,033.

Fees Deferral Plan

Under the Directors’ Fees Deferral Plan, non-management directors may, before the beginning of a calendar year, elect to defer to a later date payment of some or all of the cash fees that may be earned in the upcoming year. A director may ﬁx this deferred payment date when making a deferral election. A director also chooses whether the deferred fees will earn amounts based upon a “Cash Account,” or a “Stock Unit Account.” The Cash Account earns interest at the prime rate, while the value of the Stock Unit Account tracks the market price of the Company’s common stock. Stock Unit Accounts are also credited with additional stock units whenever dividends are paid on the Company’s common stock. Dividends are credited at the same rate as they are paid to all shareholders. Stock units provide directors the economic equivalent of owning the Company’s stock, except that the units may not be transferred or sold and they do not provide any voting or other shareholder rights. The “Cash Account” is paid to the director in cash on the designated payment date. The “Stock Unit Account” is paid in shares of Company common stock upon his or her termination of service as a director or the attainment of an age speciﬁed by the director not to exceed age 75.

Expenses

The Company pays or reimburses directors for travel, lodging and related expenses incurred in connection with attending board and committee meetings, the Annual Meeting and other Company business-related events (including the expenses related to the attendance of spouses if they are speciﬁcally invited for appropriate business purposes), and may provide use of Company chartered aircraft. From time to time, the Company may reimburse a director’s expenses for his or her participation in third party-supplied continuing education related to the director’s board or committee service.

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Director Compensation

Changes for 2016

During 2015, the Governance & Nominating Committee engaged Deloitte Consulting to provide data, analysis and advice to support the Committee’s periodic review of the Company’s director compensation program, including a report on director compensation trends and benchmarking of director compensation against peer companies. Such analysis and advice was last conducted in late 2012 by Deloitte Consulting, consistent with the Committee’s practice to conduct this review every three years. As a result of this review, the Governance & Nominating Committee recommended to the Board, and the Board adopted, certain changes to the director compensation program, effective January 1, 2016, designed to align the program more closely with the director compensation programs of such benchmark companies. Speciﬁcally, the Committee determined to increase the value of equity compensation to be delivered annually to $160,000 in the form of Restricted Stock Units, and to increase the additional annual retainer paid to the Chair of the Finance & Pension Committee, the Nominating & Governance Committee and the Technology, Safety and Sustainability Committees by $5,000 (from $10,000 to $15,000).

The table below shows (i) the fees that the Company’s non-management directors earned in 2015, (ii) the value of restricted stock units granted in 2015, and (iii) other amounts disclosed as “All Other Compensation.”

2015 DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualiﬁed Deferred Compensation Earnings(4)	All Other Compensation ($)(5)	Total ($)
Oscar Bernardes	100,000	144,033	0	0	0	13,400	257,433
Nance K. Dicciani	110,000	144,033	0	0	0	15,000	269,033
Edward G. Galante	115,000	144,033	0	0	0	15,000	274,033
Claire W. Gargalli (6)	32,418	0	0	0	0	10,000	42,418
Ira D. Hall	120,000	144,033	0	0	0	15,000	279,033
Raymond W. LeBoeuf	100,000	144,033	0	0	0	15,000	259,033
Larry D. McVay	110,000	144,033	0	0	0	14,750	268,783
Denise L. Ramos	100,000	144,033	0	0	0	0	244,033
Martin H. Richenhagen (7)	18,207	68,512	0	0	0	0	86,719
Wayne T. Smith	100,000	144,033	0	0	0	10,000	254,033
Robert L. Wood	135,000	144,033	0	0	0	10,000	289,033

(1)

Certain non-management directors elected to defer some or all of their cash retainers earned in 2015 pursuant to the Directors’ Fees Deferral Plan described above. Any deferred amounts are included in this column.

(2)

Full grant date fair value of restricted stock units granted to each director on April 28, 2015 (except for Mr. Richenhagen whose grant was on October 27, 2015) as determined under accounting standards related to shared-based compensation.

(3)

At December 31, 2015, the non-management directors had the following outstanding stock option awards: Oscar Bernardes 0 shares; Nance K. Dicciani, 6,146 shares; Edward G. Galante, 9,025 shares; Claire W. Gargalli, 22,655 shares; Ira D. Hall, 0 shares; Raymond W. LeBoeuf, 15,035 shares; Larry D. McVay 0 shares; Denise L. Ramos, 0 shares; Wayne T. Smith, 0 shares; and Robert L. Wood, 10,435 shares.

(4)

Some non-management directors defer cash fees pursuant to the Directors’ Fees Deferral Plan and/or have balances from previous deferrals. As none of the earnings on these deferred amounts is above-market or otherwise preferential, no amounts are included in this column.

(5)

Amounts in this column do not represent compensation paid to the directors. These amounts are the Company’s 2015 matching contributions for the director’s eligible charitable donations. SEC rules require disclosure of these amounts in this table. In 2015, Praxair matched personal donations to eligible charitable institutions up to a $15,000 maximum per year per donor. This matching gift program is available to Company employees and non-management directors on the same basis.

(6)	Ms. Gargalli retired from the Board of Directors on April 27, 2015 and received pro rata compensation for the period of her Board service in 2015.
(7)	Mr. Richenhagen was elected as a director for the ﬁrst time by the Board in October 2015 and received pro rata compensation for the period of his Board service in 2015.

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CORPORATE GOVERNANCE AND BOARD MATTERS
Director Nominees

Director Nominees

Experience and Qualiﬁcations of All Nominees

Eleven persons will be elected to the Board to serve until the 2017 Annual Meeting of shareholders and the election and qualiﬁcations of their successors. The Governance & Nominating Committee has nominated each current director of the Board for reelection at the Annual Meeting. The Governance & Nominating Committee believes that each director nominee has an established record of accomplishment in areas relevant to our business and objectives and possesses the characteristics identiﬁed in our Corporate Governance Guidelines as essential to a well-functioning and deliberative governing body, including integrity, independence and commitment.

Each of the director nominees listed below has experience as a senior executive of a public company. Each nominee also is serving or has served as a director of one or more public companies and on a variety of board committees. As such, each has executive management and director oversight experience in most, if not all, of the following areas which are critical to the conduct of the Company’s business, including: strategy development and implementation, risk assessment and management, ﬁnancial accounting and reporting, internal controls, corporate ﬁnance, capital project evaluation, the evaluation, compensation, motivation and retention of senior executive talent, public policies as they affect global industrial corporations, compliance, corporate governance, productivity management, safety management, project management, and, in most cases, global operations. Many of the nominees also bring particular insights into speciﬁc end-markets and foreign markets that are important to the Company. These nominees collectively provide a range of perspectives, experiences and competencies well-suited to providing advice and counsel to management and to overseeing the Company’s business and operations. In addition to these qualiﬁcations that are shared by all of the nominees, more speciﬁc information about each of their individual experience and qualiﬁcations is included below.

The following pages include information about those persons currently serving on Praxair’s Board of Directors who have been nominated for election to serve until the 2017 annual meeting and until their successors are elected and qualify. The graph below shows the number of directors who have certain of the skills, qualiﬁcations and experience in key areas that are important for the Board’s oversight of the Company’s business.

Director Meeting Attendance

During 2015, the Board held six meetings. The nominees for reelection to the Board collectively attended 100% of all Board meetings and meetings of committees of which they are members.

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CORPORATE GOVERNANCE AND BOARD MATTERS
Director Nominees

STEPHEN F. ANGEL
Chief Executive Ofﬁcer and Chairman of Praxair
Age Director Since Other Public Company Directorships	60 2006 PPG Industries, Inc.	Qualiﬁcation Highlights • Industry • Praxair End Markets • Praxair Foreign Markets • Operations • International business • Technology • Risk Management • Public company board

BIOGRAPHY

Chief Executive Ofﬁcer of Praxair, Inc. since January 1, 2007, and Chairman since May 1, 2007. Before becoming the Chief Executive Ofﬁcer, Mr. Angel served as President & Chief Operating Ofﬁcer from March to December 2006, and as Executive Vice President from 2001 to March 2006. Prior to joining Praxair in 2001, Mr. Angel spent 22 years in a variety of management positions with General Electric.

Mr. Angel is a director of PPG Industries, Inc. (where he serves on the Ofﬁcers-Directors Compensation Committee and is Chairman of the Technology and Environment Committee). He is also a member of The Business Council, the U.S. - Brazil CEO Forum, and a member of the Board of the U.S. - China Business Council.

EXPERIENCE AND QUALIFICATIONS

As the Chief Executive Ofﬁcer of the Company and a former senior operating executive at General Electric, a global diversiﬁed manufacturing company, Mr. Angel brings the senior executive experience and skills described above. He also has a deep insight into the industrial gases industry and the needs, challenges and global opportunities of the Company in particular. Mr. Angel utilizes his deep operating experience and knowledge of the industry and the Company in performing his role as Chairman to, among other things, drive capital discipline and to help facilitate Board discussions and keep the Board apprised of signiﬁcant developments in the Company’s business.

OSCAR BERNARDES
Managing partner at Yguapora Consultoria e Empreendimentos Ltda.
Age Director Since Other Public Company Directorships	69 2010 DASA Laboratorios da America SA Localiza Rent A Car S.A. Marcopolo S.A. Metalurgica Gerdau S.A.	Qualiﬁcation Highlights • Praxair End Markets • Praxair Foreign Markets • Operations • International business • Risk Management • Public company board

BIOGRAPHY

Managing partner at Yguapora Consultoria e Empreendimentos Ltda. in São Paulo, Brazil, a consulting and investment ﬁrm. From 2003 to 2010, he was a managing partner at Integra Assessoria em Negocios Ltda. in São Paulo, Brazil, a consulting ﬁrm specializing in ﬁnancial restructuring, governance and interim management in turnaround situations. From 1997 to 1999, he was Chief Executive Ofﬁcer of Bunge International, a leading global agribusiness and food company. Prior to joining Bunge, he was Senior Vice President and Managing Partner for Latin America with Booz Allen and Hamilton, Inc. and prior to that, operations director in Brazil for Ferro Corporation.

Mr. Bernardes is a director of four public companies in Brazil: DASA Laboratorios da America SA, Localiza Rent A Car S.A. (where he is Chairman of the Audit Committee), Marcopolo S.A., and Metalurgica Gerdau S.A. (he will retire from this board in April, 2016). During the past ﬁve years, he was also a director of Gerdau S.A., Johnson Electric Holdings Ltd. in Hong Kong, and São Paulo Alpargatas S.A. He is also on the advisory board of Amerys, Johnson Electric and a Board Member of Votorantim Participacoes and OMINI, both private companies.

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CORPORATE GOVERNANCE AND BOARD MATTERS
Director Nominees

EXPERIENCE AND QUALIFICATIONS

As a former chief executive ofﬁcer at Bunge International, and as a senior executive of Booz Allen and Hamilton, Mr. Bernardes brings the senior executive experience and skills described above. He also has an in-depth understanding of markets and business operations in South America generally, and in Brazil particularly, where the Company has a large presence.

NANCE K. DICCIANI
Former President & Chief Executive Ofﬁcer of Honeywell Specialty Materials
Age Director Since Other Public Company Directorships	68 2008 AgroFresh Solutions, Inc. Halliburton Company LyondellBasell Industries	Qualiﬁcation Highlights • Industry • Praxair End Markets • Praxair Foreign Markets • Operations • International business • Technology • Risk Management • Public company board

BIOGRAPHY

Former President & Chief Executive Ofﬁcer of Honeywell Specialty Materials, a strategic business group of Honeywell International, Inc., from 2001 until her retirement in 2008. Dr. Dicciani joined Honeywell from Rohm and Haas Company where she was Senior Vice President and Business Group Executive of Chemical Specialties and Director of the European Region, responsible for business strategy and worldwide operations of ﬁve business units and for the company’s operations and infrastructure in Europe, the Middle East and Africa. Previously, she served as Rohm and Haas’ Vice President and General Manager of the Petroleum Chemicals division and headed the company’s worldwide Monomers business.

In 2006, President George W. Bush appointed Dr. Dicciani to the President’s Council of Advisors on Science and Technology. She has served on the Board of Directors and Executive Committee of the American Chemistry Council and has chaired its Research Committee. She currently serves on the Board of Directors of AgroFresh Solutions, Inc. (where she serves as non-executive Chair and a member of the Compensation Committee), and effective March 11, 2016, has been appointed as an interim executive ofﬁcer of AgroFresh until its board of directors selects a new Chief Executive Ofﬁcer. Dr. Dicciani also serves on the Board of Directors of Halliburton Company (where she serves on the Audit, and the Health, Safety and Environment Committees), LyondellBasell Industries (where she serves on the Audit, and the Health, Safety and Environmental Committees), and on the Board of Trustees of Villanova University. During the past ﬁve years, Dr. Dicciani also served on the Board of Directors of Rockwood Holdings, Inc. (where she was the Lead Director and served on the Compensation Committee and was the Chairperson of the Corporate Governance and Nominating Committee).

EXPERIENCE AND QUALIFICATIONS

As a former senior operating executive at Honeywell, a global industrial and consumer products manufacturing company, and at Rohm and Haas, a global chemicals company, Dr. Dicciani brings the senior executive experience and skills described above. She also has a substantial understanding of technology policy, management and markets. Her technical expertise in the chemical industry, an important end-market for the Company, and her international operations experience, also enable her to provide the Board and management with valuable insight and counsel.

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CORPORATE GOVERNANCE AND BOARD MATTERS
Director Nominees

EDWARD G. GALANTE
Former Senior Vice President of ExxonMobil Corporation
Age Director Since Other Public Company Directorships	65 2007 Celanese Corporation Clean Harbors, Inc. Tesoro Corporation	Qualiﬁcation Highlights • Praxair End Markets • Praxair Foreign Markets • Operations • International business • Technology • Risk Management • Public company board

BIOGRAPHY

Former Senior Vice President and a member of the Management Committee of ExxonMobil Corporation from 2001 until his retirement in 2006. His principal responsibilities included the worldwide downstream business - Reﬁning & Supply, Fuels Marketing, Lubricants and Specialties, and Research and Engineering. Immediately prior to that, Mr. Galante was Executive Vice President of ExxonMobil Chemical Company.

Mr. Galante is a director of Celanese Corporation (where he serves on the Audit Committee and the Environmental, Health, Safety and Public Policy Committee), a director of Clean Harbors, Inc. (where he is Chairman of the Corporate Governance Committee), and a director of Tesoro Corporation (where he serves on the Compensation Committee and the Environmental, Health, Safety and Security Committee). He also serves on the Boards of the United Way Foundation of Metropolitan Dallas and the United Way of Metropolitan Dallas, and is the Vice Chairman of the Board of Trustees of Northeastern University. During the past ﬁve years, Mr. Galante also served on the Board of Directors of Foster Wheeler Ltd. (where he served on the Audit Committee and was the Chairman of the Compensation and Executive Development Committee).

EXPERIENCE AND QUALIFICATIONS

As a former senior operating executive at ExxonMobil, one of the largest global energy companies, Mr. Galante brings the senior executive experience and skills described above and also has signiﬁcant experience in the operations and management of a large, global business. He has substantial experience in the oil, gas, reﬁning and chemical sectors of the energy industry, all of which are important end markets for the Company, as well as an in-depth understanding of engineering management, operations and technology, which are important in the execution of many of the Company’s large capital projects.

IRA D. HALL
Former President & Chief Executive Ofﬁcer of Utendahl Capital Management, L.P.
Age Director Since Other Public Company Directorships	71 2004 None	Qualiﬁcation Highlights • Finance • Risk Management • Public company board

BIOGRAPHY

Former President & Chief Executive Ofﬁcer of Utendahl Capital Management, L.P. (an asset management company) from 2002 through 2004. From 1999 to 2001, Mr. Hall served as Treasurer of Texaco Inc., and from 1998 to 1999, he was General Manager, Alliance Management of Texaco Inc. Prior to joining Texaco, Mr. Hall held several positions with International Business Machines.

Mr. Hall is a Board member and Vice Chairman – Chair Elect of the Adrienne Arsht Center for the Performing Arts of Miami Dade County, Florida. He is the past Chairman of the Board of the Executive Leadership Council, and he is a trustee emeritus of Stanford University. During 2012, he completed twenty years of service on the board of the Jackie Robinson Foundation, during part of which he also served as Treasurer. During 2010, he completed twelve years of service on the Dean’s Advisory Council of the Stanford Graduate School of Business.

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CORPORATE GOVERNANCE AND BOARD MATTERS
Director Nominees

EXPERIENCE AND QUALIFICATIONS

As a former Chief Executive Ofﬁcer of an asset management company and a former senior ﬁnance executive at Texaco, a large energy company, Mr. Hall brings the senior executive experience and skills described above. He also has a substantial understanding of capital markets, asset management, and pension fund matters and is therefore able to provide valuable insight and counsel regarding the Company’s capital structure and strategy, among other areas.

RAYMOND W. LEBOEUF
Former Chairman & Chief Executive Ofﬁcer of PPG Industries, Inc.
Age Director Since Other Public Company Directorships	69 1997 MassMutual Financial Group	Qualiﬁcation Highlights • Industry • Praxair End Markets • Praxair Foreign Markets • Operations • International business • Finance • Risk Management • Public company board

BIOGRAPHY

Former Chairman & Chief Executive Ofﬁcer of PPG Industries, Inc. (a diversiﬁed manufacturer of coatings, glass and chemicals) from 1997 to 2005. From 1995 to 1997, Mr. LeBoeuf served as President & Chief Operating Ofﬁcer of PPG Industries, Inc. and was elected a director in 1995. From 1988-1994, he was the Chief Financial Ofﬁcer of PPG.

Mr. LeBoeuf is a director of MassMutual Financial Group (where he serves on the Audit Committee and is the Chairman of the Human Resources Committee).

EXPERIENCE AND QUALIFICATIONS

As a former Chief Executive Ofﬁcer and Chief Financial Ofﬁcer of PPG Industries, a global diversiﬁed manufacturing company, Mr. LeBoeuf brings the senior executive experience and skills described above. He also has an in-depth understanding of corporate and international ﬁnance, accounting, ﬁnancial reporting and internal controls and the review and preparation of ﬁnancial statements.

LARRY D. MCVAY
Principal of Edgewater Energy, LLC
Age Director Since Other Public Company Directorships	68 2008 Callon Petroleum Company Chicago Bridge and Iron Company	Qualiﬁcation Highlights • Praxair End Markets • Praxair Foreign Markets • Operations • International business • Technology • Risk Management • Public company board

BIOGRAPHY

Principal of Edgewater Energy, LLC, an oil and gas industry investment ﬁrm. Mr. McVay served as the Chief Operating Ofﬁcer of TNK-BP Holding from 2003 until his retirement in 2006. TNK-BP Holding, based in Moscow, Russia, was a vertically integrated oil company that was 50%-owned by BP PLC. Mr. McVay’s responsibilities at TNK-BP included executive leadership for the upstream, downstream, oil ﬁeld services, technology and supply chain management. He previously served as Technology Vice President — Operations and Vice President of Health Safety Environment for BP’s Exploration and Production operations from 2000 to 2003. Prior to joining BP, Mr. McVay held numerous positions at Amoco, including engineering management and senior operating leadership positions.

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CORPORATE GOVERNANCE AND BOARD MATTERS
Director Nominees

Mr. McVay is a director of Callon Petroleum Company (where he serves on the Audit Committee, the Compensation Committee, the Nominating and Governance Committee and is the Chairman of the Strategic Planning Committee) and Chicago Bridge & Iron Company (where he serves on the Audit Committee, the Strategic Initiatives Committee and is the Chairman of the Corporate Governance Committee).

EXPERIENCE AND QUALIFICATIONS

As a former senior operating executive at BP, one of the largest global energy companies, Mr. McVay brings the senior executive experience and skills described above. He has an in-depth understanding of engineering management and of worldwide energy markets, operations and technology, all of which are important to the Company’s operations, particularly those involving large capital project investments. He also has practical experience in operating in Russia and the Middle East, both of which are emerging markets for the Company.

DENISE L. RAMOS
Chief Executive Ofﬁcer and President of ITT Corporation
Age Director Since Other Public Company Directorships	59 2014 ITT Corporation	Qualiﬁcation Highlights • Praxair End Markets • Operations • International Business • Technology • Finance • Risk Management • Public company board

BIOGRAPHY

Chief Executive Ofﬁcer, President and a Director since October 31, 2011 of ITT Corporation, a diversiﬁed manufacturer of highly engineered critical components and customized technology solutions for growing industrial markets. Ms. Ramos previously served as Senior Vice President and Chief Financial Ofﬁcer of ITT Corporation since 2007. She has more than 20 years of business and ﬁnancial experience acquired at Atlantic Richﬁeld Company (ARCO). During her tenure at ARCO, she served in a number of increasingly responsible ﬁnance positions, including Corporate General Auditor and Assistant Treasurer. In addition, Ms. Ramos has ﬁve years of experience at Yum! Brands, Inc., where she was Senior Vice President and Corporate Treasurer for Yum! and Chief Financial Ofﬁcer for the U.S. division of KFC Corporation. Prior to joining ITT Corporation in 2007, Ms. Ramos served as Chief Financial Ofﬁcer for Furniture Brands International. She serves on the Executive Committee of the Board of Trustees for the Manufacturers Alliance for Productivity and Innovation and is also a member of the Business Roundtable and the Business Council. Ms. Ramos was included in the Top 100 CEO Leaders in Science, Technology, Engineering and Math publication by STEMconnector. She recently received a Distinguished Leadership Award from the New York Hall of Science and she was named to Fortune magazine’s 2014 Top People in Business.

EXPERIENCE AND QUALIFICATIONS

As Chief Executive Ofﬁcer and President of ITT Corporation, a large diversiﬁed manufacturer, Ms. Ramos brings the senior executive experience and skills described above. In particular, her background includes more than two decades in the oil and gas industry and extensive operational and manufacturing experience with industrial companies, all of which are important end markets for the Company. In addition, her substantial ﬁnancial experience, including having served as the Chief Financial Ofﬁcer of ITT Corporation, brings substantial expertise in accounting, ﬁnancial statement preparation, and ﬁnancial controls, as well as capital planning.

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CORPORATE GOVERNANCE AND BOARD MATTERS
Director Nominees

MARTIN H. RICHENHAGEN
Chairman, President and Chief Executive Ofﬁcer of AGCO Corporation
Age Director Since Other Public Company Directorships	63 2015 AGCO Corporation PPG Industries, Inc.	Qualiﬁcation Highlights • Praxair Foreign Markets • Operations • International Business • Risk Management • Public company board

BIOGRAPHY

President and Chief Executive Ofﬁcer of AGCO Corporation, a global manufacturer and distributor of agricultural equipment, since 2004, and Chairman of the Board of Directors since 2006. From 2003 -2004, Mr. Richenhagen was Executive Vice President of Forbo International SA, a ﬂooring material company headquartered in Switzerland. He also served as Group President for CLAAS KgaA mbH, a global agricultural equipment manufacturer and distributor headquartered in Germany, from 1998 – 2002. Mr. Richenhagen was the Senior Executive Vice President for Schindler Deutschland Holdings GmbH in Germany, a worldwide manufacturer and distributor of elevators and escalators, from 1995 – 1998.

Mr. Richenhagen is a director of PPG Industries, Inc., a leading coatings and specialty products and services company (where he serves on the Audit and the Technology and Environment Committees). He is the Chairman of the German American Chambers of Commerce of the United States, and he is a member of the U.S. Chamber of Commerce Board of Directors. Mr. Richenhagen has served as Chairman of the Board of the Association of Equipment Manufacturers (AEM) and is a Life Honorary Director of AEM.

EXPERIENCE AND QUALIFICATIONS

As Chairman, President and Chief Executive Ofﬁcer of AGCO Corporation, a large international manufacturer and distributor of agricultural equipment, Mr. Richenhagen brings the senior executive experience and skills described above. In particular, his background includes extensive international, operational and manufacturing experience. In addition, AGCO Corporation operates in many of the foreign markets in which the Company operates, including Europe and South America, and Mr. Richenhagen therefore adds his understanding of these large, foreign markets where the Company has a signiﬁcant presence.

WAYNE T. SMITH
Chairman, President & Chief Executive Ofﬁcer of Community Health Systems, Inc.
Age Director Since Other Public Company Directorships	70 2001 Community Health Systems, Inc.	Qualiﬁcation Highlights • Praxair End Markets • Operations • Risk Management • Public company board

BIOGRAPHY

Chairman, President & Chief Executive Ofﬁcer of Community Health Systems, Inc. (a hospital and healthcare services company) since 2001. In 1997, Mr. Smith was elected President and then Chief Executive Ofﬁcer and a director of Community Health Systems, Inc. Prior to joining Community Health Systems, he served as Chief Operating Ofﬁcer, President, and a director of Humana Inc.

Mr. Smith is a trustee of Auburn University, and is a trustee and the past Chairman of the Federation of American Hospitals.

EXPERIENCE AND QUALIFICATIONS

As the Chief Executive Ofﬁcer of Community Health Systems, a large healthcare services company, Mr. Smith brings the senior executive experience and skills described above. He also has an in-depth understanding of the health care business and the regulatory, compliance and business environment in which it operates. Mr. Smith also brings his experience in leading a senior management team on the numerous issues required of the CEO of Community Health, as well as his experience in leading a board of directors as the Chairman of Community Health.

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CORPORATE GOVERNANCE AND BOARD MATTERS
Director Nominees

ROBERT L. WOOD
Former Chairman, President & Chief Executive Ofﬁcer of Chemtura Corporation
Age Director Since Other Public Company Directorships	61 2004 Jarden Corporation MRC Global Inc.	Qualiﬁcation Highlights • Industry • Praxair End Markets • Operations • Risk Management • Public company board

BIOGRAPHY

Former Chairman, President & Chief Executive Ofﬁcer of Chemtura Corporation (a specialty chemicals company) from 2004 to 2008. Prior to joining Chemtura, Mr. Wood served in various senior management positions at Dow Chemical Company, most recently as business group president for Thermosets and Dow Automotive, from November 2000. Mr. Wood has been Praxair’s Lead Director since January 1, 2013.

Mr. Wood is also a director of Jarden Corporation (where he serves on the Nominating and Policies Committee and is Chairman of the Audit Committee), and a director of MRC Global Inc. (where he serves on the Compensation Committee). He has served as Chairman of the American Plastics Council and the American Chemistry Council, and is a member of the United States Olympic Committee.

EXPERIENCE AND QUALIFICATIONS

As a former Chief Executive Ofﬁcer of Chemtura Corporation, a global specialty chemicals company, and a former senior operating executive of Dow, a global chemicals company, Mr. Wood brings the senior executive experience and skills described above. He also has a deep understanding of the speciﬁc challenges and opportunities facing a global basic materials company. Mr. Wood’s knowledge of the chemicals industry, an important end market for the Company, provides valuable insight to the Board and management.

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CORPORATE GOVERNANCE AND BOARD MATTERS
ITEM 1: ELECTION OF DIRECTORS

ITEM 1: ELECTION OF DIRECTORS

Eleven Directors will be elected to serve until the 2017 annual meeting of shareholders, and until their successors are elected and qualify. The Governance & Nominating Committee recommended to the Board, and the Board approved and recommends that Stephen F. Angel, Oscar Bernardes, Nance K. Dicciani, Edward G. Galante, Ira D. Hall, Raymond W. LeBoeuf, Larry D. McVay, Denise L. Ramos, Martin H. Richenhagen, Wayne T. Smith, and Robert L. Wood, each be elected to serve for a one-year term, until the 2017 annual meeting of shareholders, and until their successors are elected and qualify. Each nominee has agreed to be named in this Proxy Statement and to serve if elected. Qualiﬁcations and biographical data for each of these nominees is presented above. If one or more of the nominees becomes unavailable for election or service as a director, the proxy holders will vote your shares for one or more substitutes designated by the Board of Directors, or the size of the Board of Directors will be reduced.

To be elected, a nominee must receive a majority of the votes cast at the Annual Meeting in person or by proxy by the shareholders entitled to vote (meaning the number of shares voted “for” a nominee must exceed the number of shares voted “against” such nominee). See the vote counting rules on page 75 of this Proxy Statement.

THE BOARD RECOMMENDS YOU VOTE IN FAVOR OF EACH OF THE ELEVEN NOMINEES FOR ELECTION TO THE PRAXAIR BOARD OF DIRECTORS

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Audit Matters

Independent Auditor Selection Process

The Audit Committee is directly responsible for the appointment, compensation (including approval of audit and non-audit fees), retention and oversight of the independent registered public accounting ﬁrm that audits our ﬁnancial statements and our internal control over ﬁnancial reporting. The Audit Committee has selected PricewaterhouseCoopers LLP (“PWC”) as our independent auditor for 2016. PWC has served as our independent auditor since 1992. Representatives of PWC are expected to be present at the Annual Meeting to be available to respond to appropriate questions and to make a statement if they desire.

The Audit Committee annually reviews PWC’s independence and performance in deciding whether to select PWC as the independent auditor. In the course of these reviews, the Audit Committee considers, among other things:

•
PWC’s recent performance on the Praxair audit, including the results of an internal, worldwide survey of PWC’s service and quality;

•
PWC’s capability and expertise in providing audit and related services to companies with the breadth and complexity of our worldwide operations;

•
An analysis of PWC’s known legal risks and any signiﬁcant legal or regulatory proceedings in which it is involved;

•
External data on audit quality and performance, including recent Public Company Accounting Oversight Board (“PCAOB”) reports on PWC and its peer ﬁrms;

•
The appropriateness of PWC’s fees for audit and non-audit services, on both an absolute basis and as compared to the fees paid by our peer companies;

•
PWC’s independence (discussed below); and

•
PWC’s tenure as our independent auditor, including the beneﬁts of having a tenured auditor and controls and processes that help ensure PWC’s independence.

TENURE BENEFITS	INDEPENDENCE CONTROLS

Higher audit quality. Through its years of experience with Praxair, PWC has gained institutional knowledge of and deep experience regarding Praxair’s global operations and businesses, accounting policies and practices, and internal control over ﬁnancial reporting.

Thorough Audit Committee oversight. The Audit Committee’s oversight includes private meetings with PWC (the full committee meets with PWC at each of its ﬁve regularly scheduled meetings per year), and a comprehensive annual evaluation by the Committee in determining whether to engage PWC.

Efﬁcient fee structure. PWC’s aggregate fees are competitive with fees paid by our peer companies in part because of PWC’s familiarity with our business and the Audit Committee’s negotiation of three-year ﬁxed fee engagements.

Rigorous limits on non-audit services. Praxair requires Audit Committee preapproval of non-audit services, limits certain types of non-audit services that otherwise would be permissible under SEC rules, and requires that PWC is engaged only when it is best-suited for the job (see discussion below).

Continuity Efﬁciency. Bringing on a new auditor would require a signiﬁcant time commitment that could distract from management’s focus on ﬁnancial reporting and internal controls and the Audit Committee’s oversight of these matters.

Strong internal PWC independence process and strong regulatory framework. PWC conducts periodic internal quality reviews of its audit work, assigns separate lead and concurring partners for Praxair and rotates lead partners at least every ﬁve years. PWC, as an independent registered public accounting ﬁrm, is subject to PCAOB inspections, and PCAOB and SEC oversight.

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Audit Matters
Auditor Independence

Auditor Independence

As noted in the Audit Committee Charter and in the Audit Committee Report presented below, the independent auditor reports directly to the Audit Committee and the Audit Committee is charged with evaluating its independence. The Audit Committee has adopted the policies and procedures discussed below that are designed to ensure that PWC is independent. Based on this evaluation and representations from PWC, the Audit Committee believes that PWC is independent and that it is in the best interest of Praxair and our shareholders to retain PWC as our independent auditor for 2016.

Non-Audit Engagement Services Pre-Approval Policy

The Audit Committee has retained PWC (along with other accounting ﬁrms) to provide non-audit services in 2016. We understand the need for PWC to maintain objectivity and independence as the auditor of our ﬁnancial statements and our internal control over ﬁnancial reporting. Accordingly, the Audit Committee has established a policy whereby all non-audit fees of the independent auditor must be approved in advance by the Audit Committee or its Chairman, and has adopted a guideline that, absent special circumstances, the aggregate cost of non-audit engagements in a year should not exceed the audit fees for that year. The non-audit fees that are incurred are typically far less than this limit and, as noted below in the report on independent auditor fees, such non-audit fees were approximately 2.6% of audit fees in 2015. All of the Audit-Related Fees, Tax Fees and All Other Fees disclosed below were approved by the Audit Committee.

Audit Partner and Audit Firm Rotation

The Audit Committee’s policy is that the audit engagement partner of the independent auditor must rotate off the Company’s account at least every ﬁve years. With respect to audit ﬁrm rotation, the Audit Committee believes that it is inappropriate to establish a ﬁxed limit on the tenure of the independent auditor. Continuity and the resulting in-depth knowledge of the Company strengthens the audit. Moreover, the mandatory partner rotation policy expressed above, normal turnover of audit personnel, the Audit Committee’s policy regarding the hiring of auditor personnel as described below, and the Audit Committee’s practices restricting non-audit engagements of the independent auditor as described above, all mitigate against any loss of objectivity that theoretically could arise from a long-term relationship. As provided in the Audit Committee’s Charter and as further described above, the Audit Committee continuously evaluates the independence and effectiveness of the independent auditor and its personnel, and the cost and quality of its audit services in order to ensure that the Audit Committee and the Company’s shareholders are receiving the best audit services available.

Hiring Policy – Auditor Employees

The Audit Committee has established a policy whereby no former employee of the independent auditor may be elected or appointed an ofﬁcer of the Company earlier than two years after termination of the engagement or employment.

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Audit Matters
Fees Paid to the Independent Auditor

Fees Paid to the Independent Auditor

The Audit Committee authorizes and overseas the fees paid to PWC for audit and non-audit services. The aggregate fees billed by PWC in 2014 and 2015 for its services are set forth in the table below, followed by a description of the fees:

Types of Fees

	Audit	Audit-Related	Tax	All Other	Total	Non-Audit Fees % of Total Audit Fees
2015	6,131,000	38,000	98,000	24,000	6,291,000	2.6%
2014	6,512,000	593,000	155,000	48,000	7,308,000	12.2%

AUDIT FEES. These are fees paid for the audit of Praxair’s annual ﬁnancial statements, the reviews of the ﬁnancial statements included in Praxair’s reports on Form 10-Q, the opinion regarding the Company’s internal controls over ﬁnancial reporting as required by §404 of the Sarbanes-Oxley Act of 2002, and services that are normally provided by the independent auditor in connection with statutory and regulatory ﬁlings or engagements for those ﬁscal years.

AUDIT-RELATED FEES. These are fees paid for assurance and related services rendered that are reasonably related to the performance of the audit or review of Praxair’s ﬁnancial statements other than the fees disclosed in the foregoing paragraph. These fees included those related to due diligence services and certiﬁcations required by customers and others.

TAX FEES. These are fees paid for professional services rendered for tax compliance and tax preparation, including preparation of original and amended tax returns, and claims for refunds.

ALL OTHER FEES. These are fees paid for services rendered other than those described in the foregoing paragraphs. These services related primarily to consulting and advice in regard to local country accounting issues for non-U.S. subsidiaries.

Audit Committee Report

As set forth in the Audit Committee’s Charter, the management of the Company is responsible for: (1) the preparation, presentation and integrity of the Company’s ﬁnancial statements; (2) the Company’s accounting and ﬁnancial reporting principles; and (3) internal controls and procedures designed to ensure compliance with applicable laws, regulations, and standards, including internal control over ﬁnancial reporting. The independent auditor is responsible for auditing the Company’s ﬁnancial statements and expressing an opinion as to their conformity with generally accepted accounting principles, and expressing an opinion on the effectiveness of the Company’s internal control over ﬁnancial reporting.

A principal role of the Audit Committee is to assist the Board of Directors in its oversight of the Company’s ﬁnancial reporting process. In the performance of its oversight function, the Audit Committee has considered and discussed the audited ﬁnancial statements with management and the independent auditor. The Audit Committee has also discussed with the independent auditor the matters that are required to be discussed in accordance with Public Company Accounting Oversight Board (PCAOB) standards relating to communications with audit committees.

The Audit Committee has discussed with the independent auditor its independence from the Company and its management. The Audit Committee has received the written disclosures and the letters from the independent auditor required by applicable requirements of the PCAOB. The Audit Committee has also received written conﬁrmations from management with respect to non-audit services provided to the Company by the independent auditor in calendar year 2015 and those planned for 2016. The Audit Committee has further considered whether the provision of such non-audit services is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

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Audit Matters
Audit Committee Report

In its oversight role for these matters, the Audit Committee relies on the information and representations made by management and the independent auditor. Accordingly, the Audit Committee’s oversight does not provide an independent basis to certify that the audit of the Company’s ﬁnancial statements has been carried out in accordance with generally accepted auditing standards, that the ﬁnancial statements are presented in accordance with generally accepted accounting principles or that the Company’s independent auditor is, in fact, independent.

Based upon the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board that the audited ﬁnancial statements be included in the Company’s Form 10-K and Annual Report for the year ended December 31, 2015 ﬁled with the SEC.

The Audit Committee

Ira D. Hall, Chairman
Nance K. Dicciani
Raymond W. LeBoeuf
Larry D. McVay
Denise L. Ramos

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Audit Matters
ITEM 2: PROPOSAL TO RATIFY THE APPOINTMENT OF THE INDEPENDENT AUDITOR

ITEM 2: PROPOSAL TO RATIFY THE APPOINTMENT OF THE INDEPENDENT AUDITOR

Under New York Stock Exchange (“NYSE”) and SEC rules, selection of the Company’s independent auditor is the direct responsibility of the Audit Committee. The Board has determined, however, to seek shareholder ratiﬁcation of that selection as a good practice in order to provide shareholders an avenue to express their views on this important matter. If shareholders fail to ratify the selection, the Audit Committee may reconsider the appointment. Even if the current selection is ratiﬁed by shareholders, the Audit Committee reserves the right to appoint a different independent auditor at any time during the year if the Audit Committee determines that such change would be in the best interests of the Company and its shareholders.

Information concerning the independent auditor may be found under the caption “Audit Matters” above. The Audit Committee believes the selection of PWC as the Company’s independent auditor for 2016 is in the best interest of the Company and its shareholders.

In order for this proposal to be approved by the shareholders, a majority of the shares present in person or by proxy and entitled to vote on this matter must be voted FOR approval. See the vote counting rules on page 75 of this Proxy Statement.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL TO RATIFY THE AUDIT COMMITTEE’S SELECTION OF THE INDEPENDENT AUDITOR.

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Executive Compensation Matters

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (“CD&A”) provides context for the policies and decisions underlying the compensation reported in the executive compensation tables included in this Proxy Statement for Praxair’s Chief Executive Ofﬁcer (“CEO”), Chief Financial Ofﬁcer (“CFO”) and the three other executive ofﬁcers who had the highest total compensation for 2015, as set forth in the “Summary Compensation Table” of this Proxy Statement (these ﬁve executive ofﬁcers are collectively referred to as the “Named Executive Ofﬁcers” or the “NEOs”). The Compensation Committee of the Company’s Board of Directors is responsible for policies and decisions regarding the compensation and beneﬁts for NEOs.

Executive Compensation Highlights

2015 Company Performance: High Quality Results

In addition to building network density in targeted geographies to increase operating efﬁciency, proﬁtability, cash ﬂow and return on capital, the Company focused on growing the business in more resilient end-markets including food, beverage, healthcare and aerospace.

More than half of the Company’s sales are generated outside the U.S., and the signiﬁcant strengthening of the U.S. dollar against most currencies in recent years has negatively impacted the Company’s earnings per share and the stock’s price to earnings multiple. Although foreign currency exchange rates and other macro-economic weakening in demand are outside of management’s control, Praxair continues to focus on high-quality results, and during 2015 took actions to protect the quality of the existing business. Praxair is well-positioned for strong accretive growth when markets recover and foreign currency exchange rate headwinds reverse.

Continued industry-leading*:

Operating margins: 23.1%

EBITDA margins: 33.8%

ROC: 12.6%

Operating Cash Flow was 25% of sales allowing for:

•
Increased dividends each year for 23 consecutive years

•
10 years of share buyback

* Operating margin, EBITDA margin, and ROC are non-GAAP measures. A reconciliation of reported amounts to non-GAAP measures can be found in Praxair's 2015 Form 10-K and Annual Report in “Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations” in the sub-section called “Non-GAAP Financial Measures.”

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Executive Compensation Matters
Executive Compensation Highlights

Pay Aligned with Shareholder Interests

Low Payouts and Forfeited Performance Shares

Financial results most under management’s control such as cash ﬂow, return on capital and operating margins, continued to demonstrate the success of the management team at Praxair. Nonetheless, foreign currency exchange and other macro-economic weakening in demand resulted in ﬁnancial results that did not meet target performance for the annual performance-based variable compensation program nor for the performance share units (“PSUs”) covering the 2013 through 2015 performance period.

2015 PAYOUTS: The variable compensation programs continue to work as designed.

•
Annual variable compensation business result: 29% ﬁnancial + 7% non-ﬁnancial

•
EPS performance share units: forfeited

•
ROC performance share units: 73.3% of target

Impact to CEO Pay for 2015

The CEO’s realized pay was greatly impacted by the Company’s lower ﬁnancial performance. Additionally, Mr. Angel’s variable compensation payout was reduced due to the variable compensation design changes that were implemented by the Compensation Committee retroactively for the 2015 performance year.

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Executive Compensation Matters
Executive Compensation Highlights

Shareholder Feedback is Critical to Executive Compensation Design

Praxair continues to have a long-standing, robust outreach program whereby management regularly discusses executive compensation design and other relevant matters with shareholders. The Compensation Committee carefully considers shareholder feedback as it makes compensation program decisions.

The feedback received from shareholders over the past years on executive compensation has been generally positive, including that from shareholders who participated in the outreach efforts in late 2014 and early 2015. In April 2015, certain proxy advisory ﬁrms recommended that shareholders vote against the Company’s Advisory Vote on NEO Compensation, and as a result, additional shareholder outreach was conducted to seek further feedback. Shareholders ultimately approved the Say-on-Pay proposal on April 28, 2015 with 62% of shares voted in its favor.

After the shareholder vote, the Compensation Committee met on multiple occasions and revisited the executive compensation program design while considering shareholder feedback, market data, compensation analyses, and advice from its compensation consultants. Additional shareholder outreach was conducted towards the end of 2015 whereby shareholders were invited to discuss the proposed changes being considered by the Compensation Committee prior to ﬁnalization.

In total, 111 invitations were sent to shareholders to discuss the Company’s executive compensation program and other relevant matters. 54 individual meetings were held, and collectively, shareholders representing 49% of shares outstanding provided feedback for consideration.

In response to, and after carefully considering shareholder feedback, the Compensation Committee approved changes to certain elements of the Company’s executive compensation program as highlighted below:

What We Heard	What We Did	Effective	For More Detail
Concern that variable compensation awards can be too greatly inﬂuenced by elements other than ﬁnancial performance

Reduced and limited the impact of the non-ﬁnancial performance on payouts:

•
Financial performance must account for at least 80% of total business performance for NEOs

•
Eliminated the individual performance adjustment for the CEO’s payout

		2015 (retroactive)	See page 43
Want additional alignment with shareholder returns in the variable compensation program	Revised the annual variable compensation program by increasing the weighting of net income and by replacing the working capital metric with a cash ﬂow metric	2016	See page 43
ROC is viewed as a solid measure for long-term incentive equity awards. Additionally, some shareholders also prefer relative metrics and linking payouts to TSR	Modiﬁed the annual long term equity grants to incorporate a relative total shareholder return (“TSR”) measure, while maintaining the ROC measure	2016	See pages 47-48
Concern about CEO special pension arrangements	Agreements to provide additional service credit for the Company’s pension program have not been made with any current executive since 2001, and will not be made in the future	legacy	See page 54
Desire for enhanced disclosure in the proxy statement	• Performance goals disclosed for the TSR and ROC performance share units in the year of grant • Improved the readability and redesigned the presentation of the proxy statement	2016	See page 49

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Executive Compensation Matters
Executive Compensation Highlights

Alignment of Executive Compensation Programs with Praxair Business Objectives

The Compensation Committee seeks to achieve its executive compensation objectives by aligning the design of the Company’s executive compensation programs with the Company’s business objectives ensuring a balance between ﬁnancial and strategic non-ﬁnancial goals.

FINANCIAL BUSINESS OBJECTIVE: Achieve sustained growth in proﬁtability and shareholder return resulting in a robust cash ﬂow to fund capital investment growth opportunities, dividend payments and share repurchases.

•
Annual performance-based variable compensation earned by meeting or exceeding pre-established ﬁnancial goals.

•
Annual grants of performance share units that vest based upon performance results over three years.

•
Annual grants of stock options, the value of which is directly linked to the growth in the Company’s stock price.

STRATEGIC BUSINESS OBJECTIVES: Maintain world-class standards in safety, environmental responsibility, global compliance, productivity, talent management, and ﬁnancial controls.

•
Annual payout of variable compensation is impacted by non-ﬁnancial performance in these areas.

Attract and retain executives who thrive in a sustainable performance-driven culture.

•
A competitive compensation and beneﬁts program regularly benchmarked against peer companies of similar size in market cap, revenue and other ﬁnancial metrics and business attributes.

•
Realized compensation that varies with Company performance, with downside risk and upside opportunity.

Best Practices Supporting Executive Compensation Objectives

What We Do:

✓
Link a substantial portion of total compensation to Company performance:

✓
Annual variable compensation awards based principally upon performance against objective, pre-established ﬁnancial goals

✓
Equity grants consisting of performance share units and stock options, focused on longer term shareholder value creation

✓
Set compensation within competitive market ranges

✓
Require substantial stock ownership and retention requirements for ofﬁcers

✓
Limit perquisites and personal beneﬁts

✓
Have double trigger change-in-control severance agreements and, for post-2009 agreements, with payouts of 2 times salary plus target variable compensation

✓
Include double trigger vesting requirements for ofﬁcer equity awards in the event of a change-in-control

✓
Have a clawback (“recapture”) policy that applies to performance based equity and cash awards including gains realized through exercise or sale of equity securities

What We Do Not Do:

X
Guarantee bonuses for executive ofﬁcers

X
Regularly grant time vested restricted stock

X
Have employment agreements for executive ofﬁcers

X
Allow pledging or hedging of Company stock held by ofﬁcers

X
Pay tax “gross-ups” on perquisites and personal beneﬁts unless related to relocation expenses that are available to employees generally

X
Accelerate equity award vesting upon change-in-control

X
Include an excise tax “gross-up” provision in any change-in-control arrangements

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Executive Compensation Matters
Praxair’s Executive Compensation Program

Praxair’s Executive Compensation Program

Praxair’s Executive Compensation Objectives

Praxair’s executive compensation program is focused on motivating performance to effectively build shareholder value. The Company delivers a total compensation package that includes salary, performance-based cash and equity incentives, and a competitive employee beneﬁts program. The Compensation Committee has established the following objectives for Praxair’s executive compensation program:

•
attract and retain executive talent;

•
motivate executives to deliver strong business results in line with shareholder expectations;

•
build and support a sustainable performance-driven culture; and

•
encourage executives to own Company stock, aligning their interests with those of shareholders.

Determining Compensation Opportunity

In order to align executive compensation with Company performance, the Compensation Committee considers a variety of factors, including the degree to which executive compensation is “at risk.”

At Risk Pay

Between 76% and 89% of the NEOs’ target total direct compensation opportunity for 2015 was in the form of performance-based variable compensation and equity grants, motivating them to deliver strong business performance and drive shareholder value. This portion of compensation is “at risk” and dependent upon the Company’s achievement of pre-established ﬁnancial and other business goals set by the Compensation Committee and, for equity incentives, the Company’s stock price performance. The annual variable compensation payout and the ultimate value of the equity compensation awards could be zero if the Company does not perform.

CEO Pay Mix

Performance-based equity compensation is valued at the “grant-date fair value” of each award as determined under accounting standards related to share-based compensation.

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Executive Compensation Matters
Praxair’s Executive Compensation Program

Aggregate Compensation

CONSIDERATIONS: The Compensation Committee considers whether the value of each NEO’s aggregate compensation package is consistent with its objectives for Praxair’s executive compensation program. It evaluates the following factors when determining compensation levels for NEOs:

•
internal equity: respective role, responsibilities and reporting relationships

•
experience and time-in-position

•
contribution to results, and exhibition of values, competencies and behaviors critical to the success of the Company

•
year-to-year swings in market median data

•
retention objectives

The Compensation Committee does not have a set formula for determining target compensation opportunity however it refers to the median benchmark data during its regular review. Compensation levels tend to be established towards the lower end of a competitive market range for an executive ofﬁcer who is new to the role. Conversely, a longer tenured executive ofﬁcer who consistently performs at a high level will have target compensation levels set higher in a competitive range.

As part of the review, the Compensation Committee compares the CEO’s pay to that of the other NEOs. As in previous years, the CEO’s pay as a multiple of the next highest paid NEO was determined to be appropriate, as the organization does not have a Chief Operating Ofﬁcer, and the CEO has business executives reporting directly to him. It was also noted that the ratio of CEO pay to the pay of other NEOs collectively changes year-over-year to reﬂect shifts in executive ofﬁcer roles from promotions to, and retirements from, those roles. For 2015, two NEOs were short tenured (two years or less) and the CEO has been in his role for nine years.

Compensation Peer Group

The Compensation Committee reviews the benchmark companies used to assess competitive market compensation ranges for U.S.-based ofﬁcers (the Key Company Group). Elements considered when choosing companies to be included are:

•
Market capitalization Considerable weight is given to market capitalization, as the Company’s market capitalization has consistently been about three times its annual revenue.

•
Revenue and net income Companies are included in the review if they are generally similar in size to Praxair in one or more of these measures.

•
Other considerations Assets, number of employees, whether or not a company had global operations and whether a company’s operations were similar to that of Praxair or Praxair’s customers are considered.

Though the Compensation Committee reviews the Key Company Group annually, it values year-over-year consistency in the peer group and only makes changes when appropriate. When the review was performed in October 2014, the Compensation Committee determined that four of the peer companies no longer ﬁt the peer selection criteria due to merger, spinoff and/or changes in business results that positioned these companies outside of comparable ﬁnancial parameters. These four companies (Covidien, Ingersoll-Rand, Newmont Mining and Union Paciﬁc Corp) were removed from the peer group, and seven with better alignment were added, resulting in the following Key Company Group used for setting 2015 compensation:

Key Company Group
Air Products and Chemicals	Danaher	Kraft Foods Corp
Anadarko Petroleum Corp	DuPont	Monsanto
Applied Materials	Ecolab	Mosaic
Baker Hughes	EMC	Norfolk Southern
Baxter International	General Mills	PPG Industries
Colgate-Palmolive	Illinois Tool Works	Sherwin-Williams
Corning	International Paper	Stryker
CSX Corp	Kellogg	Texas Instruments
Cummins	Kimberly-Clark

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Executive Compensation Matters
Pay Design and Decisions

Role of the Compensation Consultant

The Compensation Committee engages a third-party compensation consultant to assist in analysis as is necessary to inform and support the Compensation Committee’s decisions on executive compensation. At each of its meetings, the Compensation Committee conducts a private session with its consultant without management present. For its consideration of 2015 executive compensation, the Compensation Committee engaged Deloitte Consulting LLP (“Deloitte Consulting”).

In 2015, the scope of Deloitte Consulting’s engagement included:

•
Advice on the determination of NEO’s compensation, the consultant’s view of the CEO’s recommendations for other NEO compensation, as well as input on the CEO’s compensation

•
Preparation and presentation to the Compensation Committee of reports on executive compensation trends and other various materials

•
Review of the peer group analysis and compensation benchmarking studies prepared by management and review of other independent compensation data

Pay Design and Decisions

Direct Compensation for Executive Ofﬁcers

Salary

The salary level for each NEO was established by the Compensation Committee after its consideration of multiple factors including positioning to market, CEO input (other than for himself) and advice from Deloitte Consulting. Salary adjustments, if any, are typically effective April 1 of each year.

CEO SALARY: For 2015, the Compensation Committee determined that the CEO’s salary was competitive to market and that no salary adjustment would be made for the year.

Annual Performance-Based Variable Compensation

The Compensation Committee sets annual goals to drive desired short-term business performance by focusing executives on key objectives that position Praxair for sustained growth and create shareholder value without compromising long-term business objectives. The program is designed to deliver pay commensurate with performance: results that are greater than goals are rewarded with above target payout levels, and performance not meeting minimum threshold expectations reduces the payout to zero.

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Executive Compensation Matters
Pay Design and Decisions

RETROACTIVE CHANGES: In consideration of shareholder feedback, the Compensation Committee made changes to the 2015 variable compensation opportunity for NEOs.

BUSINESS RESULTS:

ﬁnancial goals Awards are determined based on Company performance against challenging, pre-established ﬁnancial goals. Payouts can range from zero to 200% of target variable compensation. Beginning with 2015, the ﬁnancial performance must be at least 80% of the total business results for NEOs.

strategic non-ﬁnancial goals The Compensation Committee may make a positive or negative adjustment of up to 35 percentage points to the total ﬁnancial payout earned based on the Committee’s detailed review and assessment of performance against pre-established non-ﬁnancial goals that relate directly to the Company’s strategic objectives. Beginning for 2015, points awarded for strategic non-ﬁnancial goals cannot exceed 20% of the total business payout for NEO payout determination.

INDIVIDUAL PERFORMANCE: The Compensation Committee does not assign an individual performance factor for the CEO, though it retains the discretion to decrease (but not increase) his payout if deemed appropriate. The Compensation Committee may positively or negatively adjust each other NEO’s performance-based variable compensation to reﬂect each individual’s contribution to Company performance. Individual performance adjustments can reduce each NEO’s payout to as low as zero or increase it by a factor of 1.5.

MAXIMUM PAYOUT: Total payout for ofﬁcers is capped at 260% of target variable compensation.

Annual Performance-Based Variable Compensation Opportunity for 2015

In December 2014, the 2015 variable compensation target for each NEO (expressed as a percent of salary that would be earned for 100% achievement of the performance goals) was established by the Compensation Committee. The target level for each NEO ranged from 80% to 150% of base salary.

Determining Financial Goals

At the time goals are established, the Compensation Committee considers many factors including the degree of control senior management may have over certain factors that affect ﬁnancial performance. Goals are established with the expectation that executives will be rewarded with higher variable compensation payouts if performance exceeds expectations. Factors considered in assessing the challenge inherent in setting the minimum (“threshold”), target and maximum ﬁnancial performance goals for each ﬁnancial measure include:

•
management’s operating plan, including expected year-over-year challenges in performance,

•
macro-economic trends and outlooks in each of the countries in which the Company operates,

•
foreign exchange rate trends and outlook,

•
expected industrial gases industry peer performance and that of the broader S&P 500,

•
shifts in key customer markets, and

•
expected contribution from contracts already awarded and decisions or actions already made or taken.

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Executive Compensation Matters
Pay Design and Decisions

2015 DESIGN With an intention to focus on those activities under the control of the leadership of the Company, the Compensation Committee chose sales, net income and working capital as a percentage of sales as appropriate ﬁnancial metrics for the 2015 variable compensation program. The Compensation Committee determined that net income would be weighted at 50%, and sales and working capital as a percent of sales would be weighted at 25% each.

Determining STRATEGIC Non-financial Goals

The Company’s culture has been institutionalized over decades and is the foundation on which employees drive and deliver ﬁnancial results. The Board believes culture must be driven from the top by example. As such, the Compensation Committee conﬁrmed the importance of setting non-ﬁnancial objectives to reinforce leadership’s focus on maintaining an enduring culture that supports both short- and long-term sustainable results. The Compensation Committee identiﬁed the non-ﬁnancial elements that were considered most important to long-term sustainable success and established annual non-ﬁnancial goals with respect to those elements.

GOAL	ADDITIONAL DETAIL
Safety, Environmental Performance and Sustainability: – Zero fatalities – Maintain best in class safety rates – Superior performance in sustainable development including environmental stewardship
–
Providing our employees with a safe operating environment through investing in state of the art technology and by driving a culture in which safety is a top priority

–
Rigorous processes and procedures to ensure compliance with all applicable environmental regulations, to meet sustainable development performance targets and to continuously reduce the environmental impact of our operations in the communities in which we operate

People Development: – Strengthen leadership pipeline, including globally diverse talent
–
Attraction, retention and development of a diverse and engaged workforce through a robust succession planning process

–
Employee value proposition includes providing strong, dynamic leadership, a challenging work environment, industry-leading performance, competitive pay and beneﬁts, and rewards and recognition for outstanding performance

Compliance: – Maintain a strong global compliance program and culture
–
Create and maintain a strong ethical culture in every country where we operate

–
All employees accountable for ensuring that business results are achieved in compliance with local laws and regulations and our Standards of Business Integrity

Strategy: – Position the business for long-term performance
–
Deliver excellent results in the short-term and over a longer, sustainable period of time

–
Rigorously assess the quality and future impact of actions taken, as beneﬁts may not be recognized for several years

Project Selection and Execution: – Maintain industry-leading performance
–
Maintain a thorough capital allocation process to ensure careful selection of projects

–
Focus on meeting schedules and cost estimates, starting-up plants reliably and efﬁciently, and supporting plant availability

Productivity: – Enhance organizational capabilities in tools, processes and practices
–
Deliver value through continuous innovation to help our customers enhance their product quality, service, reliability, productivity, safety, and environmental performance

–
Work across disciplines, industries and sectors, with our employees, customers, suppliers and a range of other stakeholders to get more output utilizing fewer resources and with less environmental impact

Relative Performance: – Strong performance relative to peer companies
–
Continue to be the best performing industrial gases company in the world

–
Assess how well we anticipate and manage adversity to optimize results

–
Determine if management’s actions appear more or less effective than those of our peers

–
Appropriately respond to macroeconomic or other external factors unknown at the time ﬁnancial goals were established

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Executive Compensation Matters
Pay Design and Decisions

2015 Annual Performance-Based Variable
Compensation Results and Payout

CEO PAY ALIGNED WITH SHAREOWNER INTERESTS: Year-over-year, the CEO’s annual variable compensation award was reduced by 74%.

Financial Business Results

As noted above, ﬁnancial goals are set considering multiple factors with the recognition that there are some items that cannot be easily predicted, and over which management has less control, such as foreign exchange rates and certain raw materials price changes. As part of the variable compensation plan design, certain pre-determined adjustments may be made by the Compensation Committee to actual ﬁnancial results in order to account for these elements. The Compensation Committee may also conclude that additional adjustments are appropriate based upon unforeseen factors it deems extraordinary, non-recurring or otherwise properly modiﬁed.

The chart below shows for each ﬁnancial performance measure, the Company’s 2015 ﬁnancial targets set by the Compensation Committee and the actual performance achieved:

Financial Measure*	Target ($ millions)	Actual ($ millions)	Payout
Sales	12,222	11,129	0%
Net Income	1,871	1,590	0%
Working Capital as % of Sales	12.9%	better than target	29%

* For the annual variable compensation program, sales and net income are measured in accordance with GAAP subject to certain adjustments that the Compensation Committee approves. Working capital is deﬁned as trade receivables, inventory and payables, excluding non-operating items such as deferred taxes and pensions.

Sales growth for the year was negatively impacted primarily due to the adverse effect of foreign currency translation due to the strengthening of the U.S. dollar against most major currencies and lower volumes due to weaker industrial activity in Brazil and China and in the metals and manufacturing end-markets in North America. In this environment, strong cost control and productivity gains contributed to net income growth which exceeded sales growth. Working capital was positively impacted primarily due to strong accounts receivable collection performance, and as a result, the Company exceeded the working capital goal. The overall weighted average payout factor for ﬁnancial performance was 29% of target variable compensation.

Non-financial Business Results

Coupled with its assessment of performance related to ﬁnancial goals, the Compensation Committee reviewed the strategic actions taken by management that focused on long term sustainable success. In December, 2015, the CEO and senior members of management presented to the Board of Directors, including the Compensation Committee, the degree of achievement for each of the non-ﬁnancial goals. The CEO further apprised the Compensation Committee of the level of success in meeting each goal, and for each element, he provided his view of the relative degree of importance to long term success.

Based on the results, with a focus on those items under control of management, the Compensation Committee determined that the Company’s performance with respect to the non-ﬁnancial goals was favorable and awarded a positive 7% adjustment for the NEOs (limited by the retroactive design changes). The Compensation Committee noted the following as examples of actions that successfully support the Company’s strategic objectives in determining 2015 variable compensation payouts:

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Executive Compensation Matters
Pay Design and Decisions

•
Entered into multiple synergistic acquisitions

•
Increased focus on resilient end-markets

•
Practiced prudent capital management

•
Quickly adjusted the cost structure in line with economic conditions and redoubled efforts in productivity and price attainment

•
Took proactive cost management actions including targeted reduction in force

•
Grew industry-leading EBITDA margins and operating margins to record levels

•
Obtained productivity results that were 2 times greater than next competitor, and increased productivity projects 7% year-over-year

•
Had a recordable injury rate that was 7 times better than the OSHA average

•
Improved our lost workday case rate to more than 25 times better than the OSHA average

•
Reduced vehicle accidents by 22% year-over-year

•
Received public recognition:

–
Forbes top 100 companies to work for in the U.S.

–
Best Employer recognition in Canada, Mexico, Brazil and Spain

–
Dow Jones Sustainability World Index for 13th year in a row

–
8th consecutive year on the Climate Disclosure Leadership Index

•
Brought direct beneﬁts to more than 345,000 people around the world through employee community engagement- more than 12 beneﬁciaries for each Praxair employee

Individual Performance Adjustments

Excluding the CEO, the Compensation Committee may make a positive, negative or no adjustment to each NEO’s performance-based variable compensation based on its evaluation of individual performance. In evaluating if an individual performance adjustment was appropriate, the Compensation Committee considered various qualitative factors, such as the NEO’s:

•
performance in his or her principal area of responsibility,

•
degree of success in leading the Company to meet its strategic objectives, and

•
championing of the values and competencies that are important to the success of the Company.

Adjustments were made to the payouts of each NEO based upon individual performance in 2015. The Compensation Committee did not ﬁnd it practical, nor did it attempt, to assign relative weights to any individual factors or subject them to pre-deﬁned, rigid formulas, or set ﬁnancial or other objective goals related to personal performance, and the importance and relevance of speciﬁc factors varied for each NEO.

ADJUSTMENT OF PAYOUT UNDER SECTION 162(m)

In December, 2014, the Compensation Committee identiﬁed participants and established an upper limit on performance-based variable compensation that could be paid to NEOs for 2015 under the shareholder-approved “Praxair, Inc. Plan for Determining Awards under Section 162(m)” (the “162(m) Plan”) based upon budgeted net income performance. In January, 2016, the Compensation Committee certiﬁed the net income earned and the maximum performance-based variable compensation awards available to each NEO under the 162(m) Plan. It then exercised its downward discretion to adjust the actual payments to a level it deemed appropriate for each NEO according to the variable compensation methodology described above.

2016 DESIGN The Compensation Committee reviewed the ﬁnancial measures in the annual variable compensation program and approved changes for the 2016 performance year. Recognizing that cash ﬂow is a critical metric of Praxair’s ﬁnancial performance that also has signiﬁcant importance to investors, it was determined that operating cash ﬂow would be included in the 2016 ﬁnancial goals at a weighting of 25%, replacing the working capital metric. To reinforce the importance of making decisions that support the Company’s proﬁtability, the weighting of net income was increased to 60%, and sales was reduced to 15%.

2016 DESIGN CHANGES: Changes were made to the 2016 variable compensation design to further align management and shareholder interests.

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Executive Compensation Matters
Pay Design and Decisions

Equity Awards

Equity awards are the largest portion of each NEO’s target compensation. This weighting helps ensure a strong alignment of NEOs’ and shareholders’ long-term interests. Annual grants of equity awards are made to incent and reward sustained performance.

Equity awards are granted as a mix of stock option and performance share unit (PSU) awards. The mix and type of awards granted to the CEO and other NEOs is the same as those granted to all eligible executives of the Company. Fully aligning the leadership team, from mid-management to ofﬁcers, is a long-standing practice of the Company that helps sustain its culture of incenting and rewarding all participants with the same goals and performance results.

Stock Options

The Compensation Committee believes that stock options continue to present an appropriate balance of risk and reward in that the options have no value unless the Company’s stock price increases above the option exercise price and that the opportunity for leveraged appreciation from growth in shareholder value over the ten-year grant term encourages long term decision-making. The Compensation Committee notes that the Company’s historical record of strong stock price performance results in the Company’s executives placing high value on stock options as a compensation vehicle.

•
Exercise price is ﬁxed at 100% of the closing market price on date of grant.

•
Vest in equal annual tranches over three years and expire after ten years.

•
Repricing is prohibited without shareholder approval.

•
NEOs must hold all shares obtained from exercise, net of taxes and exercise price, until the stock ownership requirement is met.

Performance Share Units

The Compensation Committee recognizes that PSUs can provide appropriate rewards to executives for performance while also potentially mitigating some of the impact of an economic downturn on the stock option portion of the annual awards. A three-year performance period is believed to be an appropriate balance between the one-year performance-based variable compensation goals and the longer-term stock option share price growth goals. Additionally, the overlapping three-year performance periods that result from regular annual grants promote retention and encourage management to focus on sustainable growth and shareholder returns.

•
Vest if pre-established performance goals are attained and forfeited if threshold goal is not met.

•
Pay no dividends nor accumulate dividend equivalents prior to vesting.

•
If vested, payment in shares of Company stock will range from 50% to 200% of the individual’s “target” number of units.

•
NEOs must hold all after-tax shares derived from vested awards until the stock ownership requirement is met.

2015 Equity Awards

In December, 2014, the target dollar value of 2015 equity awards for each NEO was established by the Compensation Committee. It examined relative responsibility of the NEOs and each NEO’s position to market with consideration of how long he or she had been in the current role. Particular emphasis was placed on retention considerations and the importance of providing NEOs incentive and appropriate reward for taking high quality actions to support sustainable long-term growth.

STOCK OPTIONS The Compensation Committee reviewed market trends in stock option awards, examined current usage and projections of available shares in the shareholder approved long-term incentive plan, and discussed speciﬁc terms of proposed stock

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Executive Compensation Matters
Pay Design and Decisions

option awards. Based on these reviews it was determined that the mix of stock options and PSUs should remain the same wherein stock options comprise 40% of the value awarded to each executive for the annual equity grant to be made in February 2015.

PSUs The Compensation Committee determined that 60% of the equity award value for the February 2015 grants should be in the form of PSUs with half focused on adjusted diluted EPS growth and half tied to ROC performance. EPS is an indicator of how well the Company has grown shareholder value over time, is well understood by executives and shareholders, and progress can be communicated quarterly. The awards with an ROC goal reﬂected the importance of maintaining focus on achieving satisfactory returns on invested capital as the Company executes its future growth plans.

In determining the EPS growth payout schedule for the PSU awards covering ﬁscal years 2015 to 2017, the Compensation Committee considered multiple factors including the Company’s past performance against its major competitors, projected EPS growth for the Company and for its major competitors, and projected overall market and economic conditions. At the time they were established, the Compensation Committee believed the goals were challenging and difﬁcult to achieve, but attainable. The range of goals was established to provide participants with an opportunity to receive higher payouts commensurate with strong performance, thus providing an incentive to NEOs to achieve continued EPS growth.

The ROC goal for the PSU awards covering ﬁscal years 2015 to 2017 was determined after the Compensation Committee examined prior-year ROC results, industry ROC averages, capital expenditure projections and the Company’s cost of capital. It was acknowledged that the Company has maintained industry-leading ROC, and the payout schedule set for the PSU awards would encourage and reward the executive team for taking actions that would result in maintaining industry-leading ROC performance.

2013-2015 PERFORMANCE SHARE UNIT PAYOUTS

In February 2016, the grants of the 2013 PSUs that met the pre-established performance criteria at the end of 2015 became vested and were converted to shares and distributed.

Half of the PSUs awarded had goals based on the Company’s adjusted diluted EPS growth for the 2013-2015 performance cycle. At its January, 2016 meeting, the Compensation Committee certiﬁed that the Company’s three-year EPS growth of 4.1% did not meet the pre-established goals, and all associated EPS PSUs would be forfeited.

Growth Excluding Impact of Foreign Exchange	Growth Measured per Award Agreement	Target	Payout
24%	4%	20%	none

Though ROC over the 2013-2015 performance cycle remained industry-leading, the average annual ROC of 13.2% was less than the 14% target for the awards, and the Compensation Committee certiﬁed the vesting of 73.3% of the target number of PSUs granted.

Actual Performance					Target	Payout
2013	2014	2015	Adjustment*	Average
12.8%	12.7%	12.6%	+0.5%	13.2%	14.0%	73.3%

* ROC is the Company’s after-tax return on capital as reported in its quarterly and annual Consolidated Financial Statements, adjusted to eliminate the after-tax effect of any acquisition occurring during the Performance Period that was not known at the time the goals were set. For the 2013-2015 performance period, a positive 0.5% adjustment was made to eliminate the effect of the acquisition of NuCO2. All other acquisitions were deemed to be immaterial and were included in the results per plan design.

2016 EQUITY AWARDS In 2015, the Compensation Committee conducted a complete review of the long-term incentive plan awards design. It sought to ﬁnd a balanced design that would address the needs of multiple stakeholders. In its review, the Compensation Committee considered costs, both monetary and share usage, and recognized that leadership throughout the organization receives the same mix of equity awards as do the NEOs. It considered information gathered from shareholders, management, its compensation consultant, and market practices.

As a result of its analyses, the Compensation Committee determined that it would be appropriate to provide 50% of the 2016 equity award value in stock options, 30% in PSUs that measure three-year ROC performance, and 20% as PSUs that measure relative TSR over a three year period.

2016 DESIGN CHANGES: Changes were made to the 2016 equity awards, and a relative TSR PSU was introduced to further align executive compensation with shareholder interests.
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Executive Compensation Matters
Pay Design and Decisions

Shareholder outreach conﬁrmed that investors feel a strong alignment to management with respect to the ROC measured PSUs. As such, the Compensation Committee concluded to keep the ROC PSUs as a signiﬁcant component of the annual equity awards. The February 2016 awards are measured against the following industry-leading ROC goals:

2016-2018	Average Annual ROC	Payout*
Below Threshold	<11.0%	0%
Threshold	11.0%	50%
Target	12.5%	100%
Maximum	≥13.5%	200%

*Interpolated for actual results between threshold and maximum

To further strengthen alignment of management payouts with shareholder returns, the Compensation Committee determined that it would be appropriate to provide a portion of the target equity award value through a PSU that measures relative TSR performance. For the February 2016 awards, relative performance will be measured against the companies of the S&P 500 as of January 1, 2016, excluding the Financial sector, and payouts will be determined based on the following schedule:

2016-2018	TSR Rank	Payout*
Below Threshold	<25%ile	0%
Threshold	25%ile	25%
Target	50%ile	100%
Maximum	≥75%ile	200%

*Interpolated for actual results between threshold and maximum

Beneﬁts Available to Executive Ofﬁcers

The Company makes available to NEOs essentially the same beneﬁt plans generally available to other U.S. employees, and also provides to them limited perquisites and personal beneﬁts.

Health, Welfare and Retirement Plans

Competitive beneﬁts are provided to attract executive talent and promote employee health and well-being, to provide opportunity for retirement income accumulation, including opportunities to “invest in” Company stock and to encourage long term service.

Tax-Qualified Pension Plan

•
The Company maintains a tax-qualiﬁed pension plan for eligible U.S. employees, including the NEOs.

Supplemental Retirement Income Plan

•
The plan is maintained for the primary purpose of providing retirement beneﬁts that would otherwise be paid to U.S. employees under the tax-qualiﬁed pension plan but for the application of certain limitations under federal tax law.

•
Incremental beneﬁts paid are calculated in the same manner as the underlying tax-qualiﬁed pension plan.

•
Only base salary and annual variable compensation awards are considered in pension calculations.

401(k) PLAN

•
For U.S. employees, contributions to the plan are voluntary and may be invested in various funds, including the Company’s stock fund.

Deferred Compensation

•
U.S. employees eligible to participate in the Variable Compensation Plan, including the NEOs, may participate in the plan.

•
Contributions to the plan are voluntary and represent compensation already earned by the participant.

•
Employees may choose to invest in Company stock equivalent units and receive Company stock in payment of deferred amounts.

•
No above-market earnings are payable.

Other Plans

•
Medical and dental plans, disability, life insurance, relocation and vacation programs are provided.

Perquisites and Personal Beneﬁts

The Compensation Committee reviews items that could be construed as perquisites or personal beneﬁts for each NEO to ensure they are provided for limited and speciﬁcally deﬁned business purposes. No “tax gross-up” is permitted for any executive ofﬁcer unless such gross-up is available to employees generally. The Company’s internal audit department performs an annual audit of executive ofﬁcer expense reports for compliance with Company policies and the independent auditors review that work.

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Executive Compensation Matters
Pay Design and Decisions

Severance and Change-in-Control Arrangements

Severance Plan

The Company maintains a severance plan that provides certain beneﬁts to eligible employees, including NEOs, in connection with certain Company-initiated terminations.

•
All full-time U.S. employees, including NEOs are eligible.

•
Upon a without-cause termination, maximum payment is generally limited to 26 weeks of base pay, calculated based upon length of service and salary rate at time of termination.

•
The Company retains discretion to pay excess severance in limited cases.

•
No severance payout and a forfeiture of unvested equity are required upon a for-cause termination.

Change-in-Control Arrangements

The Company has entered into executive severance compensation agreements with certain senior executives, including NEOs. The agreements are meant to:

•
provide temporary income following an involuntary termination of employment,

•
encourage retention of executives for continuity of management, and

•
to keep executives focused on performing their duties in the event of a change-in-control or if the Board considers strategic transactions including a change-in-control.

The Compensation Committee determined that these arrangements are generally comparable to those provided by companies in the chemicals industry and provide a legitimate and reasonable beneﬁt to the Company and its shareholders, and it has concluded that the amounts that could be received are appropriate to each NEO’s circumstances.

The terms of the agreements include:

•
Double trigger is required for payments

•
Termination must be by the Company other than for cause or by executive with “good reason” and within two years of the change-in-control

•
No reimbursement of excise taxes and no “tax gross-ups” payments

•
For post-2009 agreements, lump sum payout equals two times salary plus target variable compensation

•
As a condition of entering into the agreements, each NEO is required to enter into a Nondisclosure, Nonsolicitation and Noncompetition Agreement under which the NEO agrees not to:

•
Disclose Company conﬁdential information both during and after termination of his or her employment with the Company

•
Solicit the Company’s customers and employees for a period of two years following the NEO’s termination of employment with the Company for any reason

•
Engage in any activities that compete with those of the Company for a period of two years following the NEO’s termination of employment

Other Compensation Policies and Considerations

Stock Ownership, Retention Requirements, Hedging, and Pledging

In order to align executives’ interests with shareholder interests, the Compensation Committee has established a stock ownership policy for NEOs (see disclosure on details of this policy in the Corporate Governance and Board Practices section of this Proxy Statement under the caption “Executive Stock Ownership and Shareholding Policy”). NEOs may comply with this policy by acquiring Company stock or stock-equivalent units through equity incentive grants, as well as through the Company’s Compensation Deferral Program, 401(k) Plan, Dividend Reinvestment and Stock Purchase Plan and through other personal investments. Under the Company’s Stock Ownership Policy, unless the stock ownership level is met, an executive ofﬁcer may not sell any of his or her holdings of Company stock, and must hold all shares acquired after tax upon vesting of PSUs or restricted stock units and shares acquired upon an option exercise net of shares used to pay taxes and/or the option exercise price. An executive ofﬁcer may not engage in hedging transactions related to Company stock that would have the effect of reducing or eliminating the economic risk of holding Company stock. In addition, no executive ofﬁcer may pledge or otherwise encumber any of his or her Praxair stock.

The Compensation Committee reviewed 2015 stock transactions by executive ofﬁcers and their year-end holdings to ensure that executives were compliant with

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Executive Compensation Matters
Pay Design and Decisions

the stock ownership policy, including the policy’s anti-hedging and anti-pledging provisions. Based on this review, the Compensation Committee determined that the equity incentives previously granted to NEOs continue to be used appropriately.

Recapture Clawback Policy

The Compensation Committee has adopted a policy for the recapture of annual performance-based variable compensation payouts, equity grants and certain equity gains in the event of a later restatement of ﬁnancial results. Speciﬁcally, if the Board, or an appropriate committee thereof, has determined that any fraud by any elected ofﬁcer of the Company materially contributed to the Company having to restate all or a portion of its ﬁnancial statement(s), the Board or committee shall take, in its discretion, such action as it deems necessary to remedy the misconduct. In determining what remedies to pursue, the Board or committee will take into account all relevant factors, including consideration of fairness and equity. Among those remedies, the Board or committee, to the extent permitted by applicable law, may require reimbursement of any performance-based cash, stock or equity-based award paid or granted to, or gains realized by (such as through the exercise of stock options or sale of equity securities), any or all elected ofﬁcers of the Company, if and to the extent that:

(a)

the amount of such cash, stock or equity-based award was calculated based upon, or realized gain can reasonably be attributed to, certain ﬁnancial results that were subsequently reduced due to a restatement, and

(b)

the amount of the cash, stock or equity-based award, or gain that would have been paid or granted or realized, would have been lower than the amount actually paid or granted or realized.

Tax and Accounting

Under Internal Revenue Code Section 162(m), the Company may not take a tax deduction for compensation paid to any NEO (other than the Company’s CFO) that exceeds $1 million in any year unless the compensation is “performance-based.” While the Compensation Committee endeavors to structure compensation (including performance-based variable compensation as discussed above) so that the Company may take a tax deduction, it does not have a policy requiring that all compensation must be deductible and it may, from time to time, authorize compensation that is not tax deductible. Accounting treatments were reviewed but did not impact the selection and design of equity and equity-related compensation for 2015, although all such grants to NEOs were made in such a manner as to not require liability accounting treatment.

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Executive Compensation Matters
Report of the Compensation Committee

Report of the Compensation Committee

The Compensation Committee reviewed and discussed with management the “Compensation Discussion and Analysis” and recommended to the Board that it be included in this Proxy Statement. The Compensation Committee has represented to management that, to the extent that the “Compensation Discussion and Analysis” discloses the Compensation Committee’s deliberations and thinking in making executive compensation policies and decisions, it is accurate and materially complete.

The Compensation & Management Development Committee

Edward G. Galante, Chairman
Oscar Bernardes
Nance K. Dicciani
Wayne T. Smith

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Executive Compensation Tables

The tables below present compensation information for NEOs and include footnotes and other narrative explanations important for understanding of the compensation information in each table. The Summary Compensation Table summarizes key components of NEO compensation for 2015, 2014 and 2013. The tables following the Summary Compensation Table provide more detailed information about the various types of NEO compensation for 2015, some of which are included in the Summary Compensation Table. The ﬁnal table provides information regarding compensation that NEOs would receive if their employment with the Company terminates under various circumstances or in connection with a change-in-control.

Summary Compensation Table

NAME AND PRINCIPAL POSITION	Year	Salary ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualiﬁed Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)
Stephen F. Angel,	2015	1,300,000	5,043,233	3,130,159	702,000	4,733,000	171,133	15,079,525
Chairman, President & Chief	2014	1,287,500	5,282,750	2,982,456	2,781,000	7,174,000	179,695	19,687,401
Executive Ofﬁcer	2013	1,237,500	4,658,736	3,057,377	3,109,219	1,324,000	198,777	13,585,609
Matthew J. White,	2015	537,500	789,918	489,951	193,500	19,000	26,750	2,056,619
Senior Vice President &	2014	500,000	806,952	454,688	576,000	38,000	24,500	2,400,140
Chief Financial Ofﬁcer(6)
Scott E. Telesz,	2015	595,000	915,969	568,003	200,277	29,000	41,293	2,349,542
Executive Vice President	2014	575,000	966,889	545,582	674,555	56,000	40,830	2,858,856
	2013	556,500	877,328	575,787	697,299	39,000	39,670	2,785,584
Eduardo F. Menezes,	2015	578,750	915,969	568,003	203,662	160,000	34,246	2,460,630
Executive Vice President	2014	552,500	966,889	545,582	591,838	2,079,000	33,800	4,769,609
	2013	522,500	877,328	575,787	654,769	416,000	35,044	3,081,428
Anne K. Roby,	2015	452,500	512,607	317,602	125,433	26,000	14,651	1,448,793
Senior Vice President(6)

(1)	Amounts reported are actual salaries paid for the calendar year and include adjustments to base salary rates if applicable. Base salary adjustments are typically effective April 1 of each year.
(2)

These amounts were not paid in the respective year but rather are the full grant date fair value of equity awards made for each year as determined under accounting standards related to share-based compensation. The Stock Awards amounts are the values for PSU grants made to each NEO in each of the years valued at the target number of shares granted. The Option Awards amounts are the values for options granted in each of the years. The maximum payout values of the PSU awards (based upon the price per share used to compute the full grant date fair values in the table above) are: Mr. Angel: $10,086,466, $10,565,500, and $9,317,472 for 2015, 2014, and 2013, respectively; Mr. White: $1,579,836, and $1,613,904 for 2015 and 2014, respectively; Mr. Telesz: $1,831,938, $1,933,778, and $1,754,656, for 2015, 2014 and 2013 respectively; Mr. Menezes: $1,831,938, $1,933,778 , and $1,754,656 for 2015, 2014 and 2013 respectively; and Ms. Roby: $1,025,214 for 2015. The assumptions used in computing the Option Awards and Stock Awards amounts are included in Note 15 to the Company’s 2015 ﬁnancial statements in the 2015 Form 10-K and Annual Report.

The amounts shown in the Stock Awards and Option Awards columns are subject to vesting and performance conditions that may or may not result in actual payouts in future years. In addition, a stock option has value only if the Company’s stock price increases above the option exercise price (an “in-the-money” option). If a NEO exercises an in-the-money option, the NEO would then realize an actual gain. Any gain actually realized for options exercised in 2015 and the PSUs that vested in 2015 and the value realized upon vesting, are reported in the “2015 Option Exercises and Stock Vested” table below.

(3)

In 2015, 2014, and 2013, the Company achieved certain ﬁnancial and non-ﬁnancial goals that the Compensation Committee set under the Company’s Variable Compensation Plan. Therefore, the Compensation Committee awarded each NEO performance-based variable compensation payments in February 2016 (for 2015 performance), February 2015 (for 2014 performance), and February 2014 (for 2013 performance). These amounts are reported as “Non-equity Incentive Plan Compensation.” See the detailed description of the Variable Compensation Plan in the preceding CD&A under the caption “Annual Performance-Based Variable Compensation.”

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Executive Compensation Tables
Summary Compensation Table

(4)

Amounts in this column are the annual increase in actuarial present value of retirement beneﬁts payable under the Company’s Pension Program. These amounts were not actually paid to any NEO. See the detailed description of the Pension Program and how these amounts are calculated under “Change in Pension Value” below and under “Additional Information Regarding 2015 Pension Beneﬁts Table.” The total pension present value accrued for each NEO through 2015 under the Company’s Pension Program is disclosed in the 2015 Pension Beneﬁts table.

No amounts accumulated under the Company’s Compensation Deferral Program earn above market or “preferential” interest or other earnings; therefore, no earnings are included in this column.

(5)

The amounts in this column include Company matching contributions to the Company’s 401(k) Plan and Company contributions to the Compensation Deferral Program described under the “2015 Nonqualiﬁed Deferred Compensation” table below.

This column also includes any perquisites or personal beneﬁts that exceeded $10,000 for any NEO during 2015, valued at the Company’s incremental costs. Consistent with Company policy, NEOs were not reimbursed for any taxes due based on the imputed value of Company-provided perquisites or personal beneﬁts not generally available to all employees. Such perquisites or personal beneﬁts were:

Name	Matching Contribution	Personal Use of Corporate Aircraft	Financial Planning
Stephen F. Angel	48,000	110,590	12,543
Matthew J. White	26,750	0	0
Scott E. Telesz	28,750	0	12,543
Eduardo F. Menezes	21,703	0	12,543
Anne K. Roby	14,651	0	0

For reasons of security and time management, the Board requires the CEO to use the Company’s corporate aircraft for personal use as well as business travel. The aircraft is available for the Company’s use through a time-share arrangement. The Company pays a ﬁxed time-share charge for the right to use the aircraft, and a per-trip charge. The Company calculates the incremental aircraft costs for Mr. Angel’s personal use as the full amount of those per-trip charges attributable to his personal use. The ﬁxed time-share charge is not included as an incremental cost, as the Company must pay this amount even if Mr. Angel does not use the aircraft for personal travel.

In addition, the Company pays for or provides executive ofﬁcer travel, lodging and related expenses incurred in connection with attending Company business related events, including Board meetings (including the expenses related to the attendance of spouses if they are speciﬁcally invited for appropriate business purposes), and may provide use of Company chartered aircraft if available. No amounts are reported in the table for these business expenses. The Company also maintains certain country club memberships for business entertainment purposes which memberships, by club rules, must be in an executive’s name. By Company policy, reimbursement of club costs is authorized only when membership and use of the club facilities are judged to be important to the conduct of the Company’s business. Since no NEO made personal use of these club memberships during 2015, no amounts are reported in the table.

(6)	Because Mr. White was not an NEO in 2013, only 2014 and 2015 compensation information is provided for him. Because Ms. Roby was not an NEO in 2013 or 2014, only 2015 compensation is provided for her.

CHANGE IN PENSION VALUE. In connection with Mr. Angel’s recruitment to the Company in 2001 and in order to provide him with a retention incentive, the Company agreed to provide Mr. Angel with additional credit under the Company’s Supplemental Retirement Income Plans (collectively referred to as the “SRIP”), subject to his continuous employment with the Company through established dates, to recognize his years of service with his prior employer, General Electric. Under the arrangement, Mr. Angel received 10 years of General Electric service credit recognition on January 1, 2011 and an additional 11.64 years upon his satisfaction of the ﬁnal tenure requirement on January 1, 2016. In connection with his Company employment completed in 2016 and later, Mr. Angel will receive service credit under the standard terms of the Company’s Pension Program. When he retires, he will receive retirement beneﬁts under the Pension Program based on his Company service plus the additional years of recognized General Electric service, less an offset for beneﬁts he receives under the General Electric retirement plans. If Mr. Angel is terminated for cause (as deﬁned in the service credit agreement) he will forfeit recognition of his prior General Electric service. The Compensation Committee has determined that the Company will not enter into any future supplemental pension service agreements with executives.

Under ﬁnancial accounting rules, the Company has recognized, as an accrued pension liability, the additional years of service credit that Mr. Angel received under the SRIP over the course of his anticipated years of service. The change in pension value shown in the Summary Compensation Table above includes this ratable accrual. For 2015, the value of the ﬁnal years of additional service credit of $3,973,000 is included in the pension value shown. Without the accrual for the additional years of service credit, the change in pension value for Mr. Angel for 2015 under the general terms of the Company’s Pension Program would be $760,000.

No further accruals to recognize additional years of service credit for Mr. Angel will be required in 2016 and going forward as the liability has been fully accrued and the years of service credit fully vested.

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Executive Compensation Tables
Grants of Plan-Based Awards

2015 Grants of Plan-Based Awards

Below is information regarding the 2015 Non-Equity Incentive Plan Compensation, Stock Awards and the Option Awards reported in the Summary Compensation Table above. The 2015 option grants and performance share unit (PSU) awards reported in the table below were made under the Amended and Restated 2009 Praxair, Inc. Long Term Incentive Plan. Options and PSUs granted to NEOs are made on substantially the same terms as grants to all other eligible employees. For additional information regarding the material terms of these grants, see the CD&A under the caption “Equity Awards.” Treatment of equity awards upon termination of employment is described in the “Severance and Other Change-in-Control Beneﬁts” section below under the caption “Equity Awards.”

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards
Name	Grant Date(1)	Compen- sation Committee Approval Date(1)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(5)
Stephen F. Angel
Variable Cash(2)			0	1,950,000	4,582,500
PSUs(3)	2/24/2015	1/26/2015				0	42,010	84,020				5,043,233
Stock Options(4)	2/24/2015	1/26/2015								261,075	128.38	3,130,159
Matthew J. White
Variable Cash(2)			0	430,000	1,118,000
PSUs(3)	2/24/2015	1/26/2015				0	6,580	13,160				789,918
Stock Options(4)	2/24/2015	1/26/2015								40,865	128.38	489,951
Scott E. Telesz
Variable Cash(2)			0	505,750	1,314,950
PSUs(3)	2/24/2015	1/26/2015				0	7,630	15,260				915,969
Stock Options(4)	2/24/2015	1/26/2015								47,375	128.38	568,003
Eduardo F. Menezes
Variable Cash(2)			0	491,938	1,279,038
PSUs(3)	2/24/2015	1/26/2015				0	7,630	15,260				915,969
Stock Options(4)	2/24/2015	1/26/2015								47,375	128.38	568,003
Anne K. Roby
Variable Cash(2)			0	316,750	823,550
PSUs(3)	2/24/2015	1/26/2015				0	4,270	8,540				512,607
Stock Options(4)	2/24/2015	1/26/2015								26,490	128.38	317,602

(1)

On January 26, 2015 the Compensation Committee approved the stock options and target PSUs to be granted to NEOs and all other executive ofﬁcers. It set February 24, 2015 as the actual grant date of these awards. For a more detailed description of equity grant practices, see the CD&A under the caption “Equity Awards.”

(2)

The actual amount of performance-based variable compensation paid in February 2016 for 2015 performance is shown in the “Summary Compensation Table” under the “Non-Equity Incentive Plan Compensation” column for 2015. The amounts shown in these columns in the table above are the range of potential 2015 payments that could have been made under the Company’s Variable Compensation Plan. Target amounts assume achievement of 100% of Company ﬁnancial goals. For more information, see the explanation in the CD&A under the caption “Annual Performance-Based Variable Compensation.”

(3)

These are the threshold, target and maximum number of shares that may be earned under PSU awards made in February 2015. See the further description set forth in the CD&A under the caption “Equity Awards” for more information.

(4)	These are the number of shares underlying stock option grants made in February 2015. See the explanation set forth in the CD&A under the caption “Equity Awards” for more information.
(5)

The amounts are the full grant date fair values of the PSU awards (valued at the target number of shares granted) and the stock option grants made in 2015, calculated in accordance with accounting standards related to share-based compensation. These amounts are neither paid to any NEO nor equal to the amounts recognized by the Company as compensation expense in 2015 under accounting standards related to share-based compensation.

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Executive Compensation Tables
Outstanding Equity Awards at Fiscal Year-End

2015 Outstanding Equity Awards at Fiscal Year-End

The table below shows outstanding equity awards at the end of 2015. The material terms of the option grants and PSU awards are described under the caption “Equity Awards” in the CD&A, and for outstanding restricted stock units in footnote (2) to the table below. Treatment of equity awards upon termination of employment is described in the “Severance and Other Change-in-Control Beneﬁts” section below under the caption “Equity Awards.”

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Grant Date	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Stephen F. Angel	183,300	0	61.47	2/27/2007	2/27/2017	0	0	102,113	10,456,371
	195,200	0	83.89	2/26/2008	2/26/2018
	281,510	0	60.92	2/24/2009	2/22/2019
	204,640	0	76.16	2/23/2010	2/21/2020
	218,175	0	97.84	2/22/2011	2/22/2021
	236,510	0	109.68	2/28/2012	2/28/2022
	124,676	62,339	110.58	2/26/2013	2/24/2023
	67,976	135,954	128.80	2/25/2014	2/23/2024
	0	261,075	128.38	2/24/2015	2/24/2025
Matthew J. White	18,000	0	83.89	2/26/2008	2/26/2018	0	0	14,570	1,491,968
	20,290	0	60.92	2/24/2009	2/22/2019
	13,640	0	76.16	2/23/2010	2/21/2020
	14,845	0	97.84	2/22/2011	2/22/2021
	18,430	0	109.68	2/28/2012	2/28/2022
	10,040	5,020	110.58	2/26/2013	2/24/2023
	10,363	20,727	128.80	2/25/2014	2/23/2024
	0	40,865	128.38	2/24/2015	2/24/2025
Scott E. Telesz	42,880	0	97.84	2/22/2011	2/19/2021	25,001	2,560,102	18,717	1,916,621
	43,005	0	109.68	2/28/2012	2/28/2022
	23,480	11,740	110.58	2/26/2013	2/24/2023
	12,435	24,870	128.80	2/25/2014	2/23/2024
	0	47,375	128.38	2/24/2015	2/24/2025
Eduardo F. Menezes	25,000	0	61.47	2/27/2007	2/27/2017	0	0	18,717	1,916,621
	16,000	0	83.89	2/26/2008	2/26/2018
	19,610	0	76.16	2/23/2010	2/21/2020
	42,880	0	97.84	2/22/2011	2/22/2021
	43,005	0	109.68	2/28/2012	2/28/2022
	23,480	11,740	110.58	2/26/2013	2/24/2023
	12,435	24,870	128.80	2/25/2014	2/23/2024
	0	47,375	128.38	2/24/2015	2/24/2025
Anne K. Roby	20,000	0	83.89	2/26/2008	2/26/2018	0	0	9,926	1,016,422
	10,230	0	76.16	2/23/2010	2/21/2020
	13,195	0	97.84	2/22/2011	2/22/2021
	18,430	0	109.68	2/28/2012	2/28/2022
	10,526	5,264	110.58	2/26/2013	2/24/2023
	6,333	13,267	128.80	2/25/2014	2/23/2024
	0	26,490	128.38	2/24/2015	2/24/2025

(1)	Each stock option vests in three consecutive equal annual installments beginning on the ﬁrst anniversary of the grant date.
(2)

These are the number of shares underlying unvested one-time restricted stock unit grants made to Mr. Telesz of 15,000 units in April 2010 in connection with his joining the Company as a Senior Vice President, and 20,000 units in July 2012 as a long term retention incentive. The ﬁrst third of Mr. Telesz’s 2010 restricted stock unit award became vested in 2012, the second third vested on April 17, 2015, and the ﬁnal third will vest on April 19, 2017. Mr. Telesz’s 2012 restricted stock unit award vests in two installments of 10,000 shares each on August 31, 2022 and August 31, 2027.

(3)

The market value reported in this column is the number of unvested restricted stock units or PSUs multiplied by the closing price of the Company’s common stock on the NYSE of $102.40 per share on December 31, 2015.

(4)

The number of shares reported is the actual number of shares earned for the PSUs granted in February 2013, plus the target number of PSUs granted in February 2014 and 2015. One-half of the PSUs that were granted in February 2013 were forfeited as the Company did not attain the threshold level of EPS performance required under those awards, and the half based upon the Company’s ROC performance vested and paid out in February 2016 at 73.3% of target as discussed under the caption “Equity Awards” in the CD&A section of this Proxy Statement.

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Executive Compensation Tables
Option Exercises and Stock Vested

2015 Option Exercises and Stock Vested

This table provides information about any stock options that were exercised or performance share units and restricted stock units that vested during 2015.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(2)
Stephen F. Angel	190,600	13,382,106	33,960	4,343,484
Matthew J. White	0	0	2,648	338,679
Scott E. Telesz	0	0	11,176	1,392,160
Eduardo F. Menezes	0	0	6,176	789,910
Anne K. Roby	0	0	2,648	338,679

(1)

The option exercise value realized for 2015 equals the (i) NYSE market price of the Company’s common stock at the time of the option exercise minus the option exercise price, multiplied by (ii) the option shares exercised. These amounts are before taxes.

(2)

The values represent (a) shares acquired pursuant to a partial vesting and payout in February 2015 of PSU awards made in February 2012 for all NEOs; and (b) the partial vesting of Mr. Telesz’ 2010 restricted stock unit award. The value of the shares is before taxes and equals the number of shares paid out multiplied by the NYSE closing price of the Company’s common stock on the vesting date.

2015 Pension Beneﬁts

The table below shows certain retirement beneﬁt information under the Company’s Pension Program.

Name	Plan Name(1)	Number of Years of Credited Service (#)	Present Value of Accumulated Beneﬁt ($)(2)	Payments During Last Fiscal Year ($)
Stephen F. Angel(3)	Praxair Pension Plan	15	687,000	0
	Supplemental Retirement Income Plan	36	38,870,000	0
Matthew J. White	Praxair Pension Plan	11	95,000	0
	Supplemental Retirement Income Plan	11	105,000	0
Scott E. Telesz	Praxair Pension Plan	6	52,000	0
	Supplemental Retirement Income Plan	6	174,000	0
Eduardo F. Menezes(4)	Praxair Pension Plan	30	1,428,000	0
	Supplemental Retirement Income Plan	30	7,596,000	0
Anne K. Roby	Praxair Pension Plan	25	1,226,000	0
	Supplemental Retirement Income Plan	25	2,571,000	0

(1)

Messrs. Angel and Menezes and Ms. Roby participate in the Traditional Design component of the Pension Program and Messrs. White and Telesz participate in the Pension Program’s Account-Based Design Component.

(2)	See the narrative after the table for a description of the Present Value of Accumulated Beneﬁt. The values for each plan listed above are additive.
(3)

The Praxair Pension Plan credited years of service for Mr. Angel represent his actual years of service with the Company. The Supplemental Retirement Income Plan credited years of service adds the recognition of Mr. Angel’s 21.64 years of prior General Electric service as described in “Change in Pension Value” below the Summary Compensation Table. The values shown above include the effect of this offset for beneﬁts Mr. Angel will receive under the General Electric retirement plans. At the end of 2015, the present value of the accumulated beneﬁt for Mr. Angel’s 14.67 years of actual years of service with the Company under the SRIP was $13,716,000.

(4)

Credited years of service reported for Mr. Menezes combine his service with Praxair and White Martins, the Company’s Brazilian subsidiary. Years of service reﬂect certain equitable adjustments for Mr. Menezes related to his service for White Martins, which adjustments were generally applicable to all similarly situated employees. When he retires from the Company he will receive Pension Program retirement beneﬁts based on his combined Praxair and White Martins service, less an offset for the beneﬁts he receives under the White Martins retirement plan. The values shown above include the effect of this offset. The White Martins retirement plan in which Mr. Menezes participates is not a deﬁned beneﬁt plan and, therefore, is not separately included in the table above.

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Executive Compensation Tables
Additional Information Regarding Pension Beneﬁts Table

Additional Information Regarding 2015 Pension Beneﬁts Table

Present Value of Accumulated Beneﬁt

The 2015 Pension Beneﬁts table includes a “Present Value of Accumulated Beneﬁt.” This is the value in today’s dollars of the total expected future retirement beneﬁts that each NEO may receive under the Pension Program, and these are accrued amounts as of the end of 2015; none of these amounts have been paid to the NEOs. For any given year, there will be a change in the accumulated beneﬁt. For example, from one year to the next, the accumulated beneﬁt may increase because a NEO has worked for an additional year and received credit for that or his or her Pension Program compensation has increased. The annual change in accumulated beneﬁt is disclosed in the “Summary Compensation Table” in the “Change in Pension Value” column.

The Company recognizes these amounts as a future pension liability on its ﬁnancial statements. The Company calculates these amounts using complex actuarial valuations and assumptions. These assumptions are described in Footnote 16 to the Company’s 2015 ﬁnancial statements and in Management’s Discussion and Analysis under the caption “Critical Accounting Policies-Pension Beneﬁts” in the 2015 Form 10-K and Annual Report. However, as required by SEC rules, the 2015 Pension Beneﬁts table assumes that each NEO will retire at the earliest retirement age that would provide full (unreduced) beneﬁts. The value in today’s dollars of the total retirement beneﬁts that each NEO eventually receives may be more or less than the amount shown in the 2015 Pension Beneﬁts table.

General Terms of the Praxair Pension Program

The Company has a pension program for all of its eligible U.S. employees (the “Pension Program”). The Company has an obligation to pay pension beneﬁts according to formulas described below under “Beneﬁts Calculations.” The Pension Program does not include the Company’s 401(k) Plan. The 401(k) Plan is funded by employee and Company contributions but the Company does not promise any given retirement beneﬁt. Instead, any retirement payments will depend on employee and Company contributions and the investment return on those contributions. As it applies to NEOs and certain other employees, the Pension Program has the following two parts:

1. The Praxair Pension Plan (the “Pension Plan”) is intended to meet Federal tax law rules so that it will be considered a “tax-qualiﬁed deﬁned beneﬁt retirement plan.” Applicable laws require the Company to periodically set aside funds to meet its obligations under this plan. The rules also limit the amount of beneﬁts that can be paid and do not allow using pay above certain levels to calculate retirement beneﬁts. One or more of these limitations apply to NEOs and to certain other employees. Therefore, the Company maintains several “non-qualiﬁed” supplemental plans.

2. The Praxair Equalization Beneﬁt and Supplemental Retirement Income Plans (collectively referred to as the “SRIP”) are non-qualiﬁed deferred compensation plans under the Federal tax rules. Therefore, the Company does not set aside funds to meet these plan obligations. Instead, SRIP participants have only the Company’s promise to pay the amounts due following their termination of employment with the Company. The terms of the SRIP are largely identical to those of the Pension Plan except that: (i) beneﬁts payable under the SRIP are not limited by the Federal tax law limits, (ii) in order to comply with Federal tax law governing non-qualiﬁed deferred compensation plans, beneﬁts accrued under the SRIP are payable at different times and in different forms than those payable under the Pension Plan, and (iii) NEOs may have additional beneﬁts paid under the SRIP that are not the same as the standard beneﬁts of the Pension Plan (see “Change in Pension Value” below the Summary Compensation Table regarding Mr. Angel’s service crediting agreement).

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Executive Compensation Tables
Additional Information Regarding Pension Beneﬁts Table

Beneﬁts Calculations

The Company calculates Pension Program beneﬁts using one of the following two basic designs:

Traditional Design

•
This beneﬁt formula considers an employee’s ﬁnal average pay and years of service with the Company. For this purpose, the employee’s “ﬁnal average pay” is generally equal to the NEO’s highest three years of salary plus annual variable compensation out of his or her last ten years of service.

•
Generally, an employee’s annual pension beneﬁt is determined using a formula of 1.5% times the employee’s years of service with the Company times the employee’s ﬁnal average pay. This is subject to several reductions, including offsets for the employee’s projected Social Security beneﬁts and certain pension beneﬁts payable under pension programs maintained by the Company’s subsidiaries or afﬁliates.

•
Unreduced pension beneﬁts are generally payable from the Pension Plan in an annuity beginning upon the earliest of (i) the employee’s reaching age 65, (ii) the employee’s reaching age 62 and completing at least 10 years of service with the Company, or (iii) when the sum of the employee’s age plus years of service with the Company equals at least 85.

•
Employees may elect to retire and receive reduced early retirement beneﬁts under the Pension Plan as early as age 50 with the completion of at least 10 years of service with the Company. In this case, the employee’s Pension beneﬁts are reduced by 5% for each year by which his or her early retirement date precedes the earliest date on which he or she would have been eligible to commence an unreduced beneﬁt. Messrs. Angel and Menezes and Ms. Roby are currently eligible for this reduced early retirement beneﬁt.

•
Traditional Design beneﬁts under the SRIP are generally payable in a lump sum following the employee’s separation from service with the Company with the lump sum payment being actuarially equivalent to the employee’s accrued beneﬁt under the SRIP determined using actuarial factors set forth in the Pension Program.

•
Traditional Design SRIP beneﬁts become immediately vested and payable in a lump sum upon the occurrence of a change-in-control of the Company (as deﬁned in the SRIP).

Account-Based Design

•
This is a “cash balance” pension design that applies to all eligible employees hired on or after May 1, 2002. The Company makes an annual notional “contribution” for each participant equal to 4% of eligible pay (salary plus annual variable compensation) and credits each participant’s account with interest annually based on the 30-year Treasury Bond rate in effect during the preceding October.

•
Beneﬁts vest upon the employee’s completion of three years of service and are generally payable in an annuity form or, if elected by the participant, in a lump sum, beginning any time after the participant’s termination of employment. Account-based beneﬁts under the SRIP are payable in a single lump sum following the employee’s separation from service and become immediately vested and payable upon the occurrence of a change-in-control of the Company (as deﬁned in the SRIP).

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Executive Compensation Tables
Nonqualiﬁed Deferred Compensation

2015 Nonqualiﬁed Deferred Compensation

This table shows information regarding compensation amounts that (i) the NEOs decided not to receive in cash but elected to defer to a later date under the Company’s Compensation Deferral Program, and (ii) are Company contributions to the Compensation Deferral Program.

Name	Executive Contributions in Last Fiscal Year ($)(1)	Company Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)(3)	Aggregate Balance at Last Fiscal Year End ($)(4)
Stephen F. Angel	0	38,813	(1,557,996)	1,215,067	6,457,648
Matthew J. White	0	13,625	(6,656)	0	31,108
Scott E. Telesz	0	16,500	(13,681)	0	61,974
Eduardo F. Menezes	0	11,766	(13,212)	0	58,913
Anne K. Roby	62,717	7,031	(67,983)	0	335,934

(1)

These amounts are deferrals made under the Compensation Deferral Program for some or all of the variable compensation for the 2015 plan year paid in February 2016 under the Company’s Variable Compensation Plan. These amounts are included in “Non-equity Incentive Plan Compensation” in the “Summary Compensation Table” above.

(2)

These amounts are the Company contributions made in 2016 for 2015. These amounts are included in “All Other Compensation” in the “Summary Compensation Table.” Also, see the further explanation below under the caption “Additional Information Regarding Nonqualiﬁed Deferred Compensation Table.”

(3)	A distribution was made to Mr. Angel in 2015 pursuant to his previous deferral election.
(4)

Balances are net of prior payouts and otherwise are the total of (i) all compensation that NEOs previously elected to defer (ii) Company contributions made to the Compensation Deferral Program on behalf of each NEO, and (iii) any notional investment earnings on these amounts. The balances are not amounts paid in 2015.

Material Terms of the Compensation Deferral Program

Deferral Elections; Company Contributions

Eligible employees, including NEOs, may elect to defer receipt of all or some portion of their annual variable compensation payments and up to 50% of their base salaries. In addition, the Company makes a notional contribution to the Compensation Deferral Program on behalf of each NEO equal to the matching contributions that would have been made but for the application of certain Federal tax law limits under that plan.

The Company does not fund or segregate any monies from its general funds, create any trusts, or make any special deposits for payment of beneﬁts under the Compensation Deferral Program. A participant’s right to receive a payment under the Compensation Deferral Program is no greater than the right of an unsecured general creditor of the Company.

Deferral Investments

Participants may invest their deferred compensation into either (1) the Praxair stock-unit equivalent account whose value tracks the market value of Praxair common stock, including reinvestment of dividends into additional Praxair stock-equivalent units, or (2) a ﬁxed income account whose interest rate is ﬁxed annually and is equal to the 1-year U.S. Treasury Bond rate as of the end of the immediately preceding year, plus 50 basis points. All Company contributions are made into the Praxair stock-unit equivalent account. No preferential earnings are paid to participants, including NEOs.

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Executive Compensation Tables
Nonqualiﬁed Deferred Compensation

Deferral Payouts

At the time he or she elects to defer the amounts, a participant elects to receive payment in either a lump sum or substantially equal installments over ten years following termination of employment or in a speciﬁed later year. Company contributions are paid out in a lump sum upon retirement or termination of employment. If a change-in-control of the Company (as deﬁned in the Compensation Deferral Program) occurs, all previously deferred amounts will be paid regardless of the participant’s previous election.

Severance and Other Change-In-Control Beneﬁts

If a NEO’s employment with the Company terminates, or a change-in-control of the Company occurs with subsequent involuntary termination, he or she may be entitled to receive certain payments and/or beneﬁts from the Company. The table below shows the estimated payments and/or beneﬁts in connection with the following events based upon the assumptions described below:

1. “Voluntary Termination,” which includes a NEO’s voluntary resignation, before or after meeting speciﬁed age and service requirements, and “Involuntary-for-Cause Termination,” which includes the Company’s termination of the NEO’s employment for reasons such as violation of certain Company policies or for certain performance-related issues. For purposes of this section, the speciﬁed “age and service” requirements are generally satisﬁed if a NEO terminates employment with the Company other than for cause after either attaining age 65, attaining age 62 and completing at least 10 years of employment with the Company, or accumulating 85 points, where each year of the NEO’s age and each year of employment with the Company, count as one point.

2. “Involuntary Termination,” which includes a termination other than for cause, but not including a termination related to a change-in-control of the Company. Terminations due to death or disability result in substantially the same treatment as an Involuntary Termination, except as described below.

3. A “Change-in-Control” of the Company, as deﬁned under the executive severance compensation agreements and under the terms of various plans and agreements described below. Generally, a “change-in-control” means, (1) any consolidation or merger in which the Company is not the continuing or surviving corporation; (2) the liquidation of the Company or the sale of all or substantially all of the assets of the Company; (3) an acquisition by a person or group of more than 20% of the Company’s outstanding shares; or (4) a change in the majority composition of the Board not approved by two-thirds of the directors in ofﬁce before the change.

The Company has entered into executive severance compensation agreements related to a change-in-control of the Company (the “Severance Agreements”) with certain ofﬁcers, including NEOs. The Severance Agreements provide generally that if a NEO’s employment is terminated within two years after a change-in-control either by the Company without cause, or by the NEO for good reason (in both cases, as deﬁned in the Severance Agreements), then he or she will be entitled to receive: (a) accrued salary, variable compensation, and beneﬁts; (b) enhanced life, accident, health insurance and pension beneﬁts; and (c) a lump sum severance payment equal to two times the sum of his or her annual salary and target performance-based variable compensation award (three times for executives who became ofﬁcers of the Company prior to 2010).

General Assumptions

Set forth below after the table are narrative descriptions of payments and/or beneﬁts that would have been provided, if any, related to each employment termination event or a change-in-control as of December 31, 2015. Also discussed is the basis upon which the payments and/or beneﬁts were calculated. Except as noted below, these amounts are the incremental or enhanced amounts that a NEO would have received that are greater than those that the Company would have provided to employees generally under the same circumstances. They are estimates only and are based on various assumptions discussed below. The actual amounts that

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Executive Compensation Tables
Severance and Other Change-In-Control Beneﬁts

would be paid or the beneﬁts that would be provided can be determined only at the time that each event occurs.

The table and the narrative discussion below assume that (i) each NEO’s employment terminated on December 31, 2015 due in turn to each termination event, including termination within two years after a change-in-control, as contemplated by the Severance Agreements; (ii) a change-in-control occurred on December 31, 2015 under the terms of various plans and agreements unrelated to the Severance Agreements, regardless of a termination of employment, and (iii) values related to outstanding stock awards reﬂect the market value of the Company’s common stock of $102.40 per share, which was the closing price on the NYSE as of December 31, 2015.

2015 AMOUNTS POTENTIALLY PAYABLE UPON TERMINATION

Name	Termination Event	Severance Beneﬁts ($)	Other Post- Termination Beneﬁts ($)	Deferred Compensation Payout ($)	Performance- Based Variable Compensation Payments ($)	Equity Awards ($)	Retirement Beneﬁt Enhancements ($)		Reduction of Payments ($)	Total for Each Termination Event
Stephen F. Angel	Voluntary or Involuntary for Cause	0	0	0	0	0	0		0	0
	Involuntary	0	0	0	0	13,377,536	0		0	13,377,536
	Change-in-Control	9,750,000	41,772	0	1,950,000	13,377,536	3,352,000	(1)	0	28,471,308
Matthew J. White	Voluntary or Involuntary for Cause	0	0	0	0	0	0		0	0
	Involuntary	0	0	0	0	1,727,488	0		0	1,727,488
	Change-in-Control	2,970,000	48,361	0	430,000	1,727,488	134,000		0	5,309,849
Scott E. Telesz	Voluntary or Involuntary for Cause	0	0	0	0	0	0		0	0
	Involuntary	0	0	0	0	5,026,918	0		0	5,026,918
	Change-in-Control	2,220,000	58,791	0	505,750	5,026,918	101,000		0	7,912,459
Eduardo F. Menezes	Voluntary or Involuntary for Cause	0	0	0	0	0	0		0	0
	Involuntary	0	0	0	0	2,466,816	0		0	2,466,816
	Change-in-Control	3,246,750	27,398	0	491,938	2,466,816	2,258,000		0	8,490,902
Anne K. Roby	Voluntary or Involuntary for Cause	0	0	0	0	0	0		0	0
	Involuntary	0	0	0	0	1,263,616	0		0	1,263,616
	Change-in-Control	2,346,000	49,489	0	316,750	1,263,616	2,048,000		(1,103,337)	4,920,518

(1)

This amount does not include any value for the extra years of service credit that vested on January 1, 2016 as the value of such service is included in the Change in Pension Value shown on the Summary Compensation Table and is also recognized in the Pension Beneﬁts Table.

Severance Beneﬁts

Under the Company’s generally applicable Severance Plan, if employment terminates for certain reasons, employees are generally eligible for severance beneﬁts of up to a maximum of 26 weeks of base pay, depending on their completed years of service. NEOs are eligible for such severance beneﬁts which are determined in the same manner for all other eligible employees. Any other post-termination severance beneﬁts for NEOs that would have been greater than those generally available to all employees are described below.

CHANGE-IN-CONTROL. Each NEO has a Severance Agreement with the Company. These agreements provide a formula for determining the severance beneﬁt due to NEOs for a termination of employment in connection with a change-in-control in lieu of beneﬁts payable under the Company’s Severance Plan. Under the Severance Agreements, NEOs would have received the amounts shown in the table.

Other Post-Termination Beneﬁts

Company currently provides retiree medical beneﬁts to employees who meet certain requirements at the time of their termination. Any post-termination beneﬁts for NEOs that would be greater than those generally available to all employees are described below.

CHANGE-IN-CONTROL. Under the Severance Agreements, NEOs are entitled to continued life, accident and health insurance for two years. If a NEO is re-employed and his new employer provides comparable or

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Severance and Other Change-In-Control Beneﬁts

better medical coverage at no cost to the NEO, then the Company would not provide the continued coverage. The above table shows the estimated value of these beneﬁts.

Deferred Compensation Payout

Each NEO’s accrued balance in his or her Compensation Deferral Program account is payable in accordance with his or her payout election, as described under the “Nonqualiﬁed Deferred Compensation” table above. Under the Compensation Deferral Program, the payout of deferred balances is accelerated upon a change-in-control. There is no value calculated for this acceleration as a NEO would simply receive payment sooner than the time he or she had originally elected the payment of the amount of compensation already earned but deferred.

Annual Performance-Based Variable Compensation Payments

Annual performance-based variable compensation awards that NEOs may receive are entirely at the discretion of the Board’s Compensation Committee. It is speculative whether the Compensation Committee would have made such awards for 2015 if a NEO’s employment terminated under the Voluntary Termination, Involuntary-for-Cause Termination, or the Involuntary Termination events on or before December 31, 2015. If the Compensation Committee had made such awards for 2015, it is also speculative how the amounts might have related to the amounts set forth in the “Grants of Plan-Based Awards” table in the “Estimated Possible Payouts Under Non-equity Incentive Plan Awards” columns. However, for a change-in-control, the Severance Agreements provide a formula for determining the accrued annual performance-based variable compensation payment due to a NEO. The amounts shown in the above table are based on the NEO’s target annual performance-based variable compensation award for 2015 (expressed as a percent of salary for that year) times current base salary.

Equity Awards

Each NEO has outstanding equity awards granted under the Amended and Restated 2009 Praxair, Inc. Long Term Incentive Plan or prior equity plans. See the “Grants of Plan-Based Awards” and “Outstanding Equity Awards at Fiscal Year-End” tables above, and the material terms of stock options, PSUs, and restricted stock unit grants described in the “Equity Awards” section of the CD&A. For purposes of this disclosure, values are attributed solely to this acceleration.

VOLUNTARY TERMINATION OR INVOLUNTARY-FOR-CAUSE TERMINATION. If a NEO voluntarily terminates employment or the Company terminates employment for cause, unexercised stock options and unvested performance share and restricted stock unit awards will be immediately forfeited. However, if a NEO voluntarily terminates after the ﬁrst anniversary of the grant date and satisﬁes the speciﬁed age and service requirements, unvested stock options will continue to vest at the time set forth in the grant agreement, and any unvested PSUs will continue to vest in the ordinary course if the applicable performance criteria are satisﬁed. No acceleration of the exercisability of any stock option, or vesting of a restricted stock or PSU award, occurs and, therefore, no value is attributed to these awards under these termination events.

INVOLUNTARY TERMINATION OR CHANGE-IN-CONTROL. All stock option and PSU awards immediately vest upon a NEO’s death with PSU awards being paid out at target. If a NEO terminates employment by reason of disability, stock options continue to become vested at the times set forth in the grant agreement, and PSU awards are immediately paid out at target.

If the Company terminates a NEO’s employment other than for cause prior to the ﬁrst anniversary of the grant, unvested stock option and PSU awards are immediately forfeited. If such termination occurs after the ﬁrst anniversary of the grant date, stock options continue to become exercisable at the times set forth in the grant agreement and the PSUs will continue to vest in the ordinary course if the applicable performance criteria are satisﬁed.

For stock options and PSU awards granted in 2013 and 2014, upon a change-in-control no accelerated vesting would occur if replacement awards are provided by the acquiring entity. For stock options and PSU awards granted in 2015, no accelerated vesting would occur regardless of whether or not replacement awards are provided. For all awards, whether replacement awards are granted or not, if following a change-in-control, a NEO’s employment terminates for any reason other than for cause (double trigger), accelerated vesting of all awards would occur. The table above reﬂects such acceleration.

As of December 31, 2015, Mr. Telesz is the only NEO with outstanding restricted stock unit awards. The 2010 restricted stock unit award made to Mr. Telesz in connection with his hiring will immediately vest in full only upon his termination of employment by reason of death or disability or in the event that a replacement award is not made to him in connection with a change-in-control. Mr. Telesz’s 2012 restricted stock unit award will immediately vest as to only 10,000 shares in the event

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Executive Compensation Tables
Severance and Other Change-In-Control Beneﬁts

his employment with the Company terminates prior to August 31, 2027 by reason of his death or disability, and as to only 5,000 shares in the event that his employment terminates by action of the Company other than for cause prior to such date. Further, if a replacement award of equal value is made to Mr. Telesz, the vesting of his 2012 restricted stock unit award will not accelerate upon a change-in-control.

To the extent that accelerated vesting occurs as described above, the option acceleration value shown in the above table is determined by the difference between the exercise price of the accelerated options and the per share price of the Company’s common stock times the number of the accelerated option shares. The acceleration values of the PSU and restricted stock unit awards is determined as the per share price of the Company’s common stock times the number of shares subject to the award (target number of shares for PSUs).

Retirement Beneﬁt Enhancements

The Pension Program beneﬁts for each NEO are discussed as part of the “2015 Pension Beneﬁts” table. Except as discussed below, no enhanced beneﬁts would be payable under the Pension Program that are not otherwise included in the 2015 Pension Beneﬁts table.

VOLUNTARY TERMINATION, INVOLUNTARY-FOR-CAUSE TERMINATION, AND INVOLUNTARY TERMINATION. As shown in the above table, NEOs would not be entitled to any additional or enhanced beneﬁt under these termination events, but any vested beneﬁt would be preserved and would become payable under the Pension Program at such time as the NEOs would otherwise become eligible for pension payments.

CHANGE-IN-CONTROL. The Severance Agreements do not provide for the crediting of years of service or similar enhanced beneﬁts that would be payable under the Pension Program itself. Instead, the Severance Agreements provide for lump sum payments equal to the incremental value of three additional years of age and service credited under the Pension Program for NEOs participating in the Pension Program Traditional Design. For Mr. White, the Severance Agreements provide for a lump sum payment equal to 12% of his pension eligible compensation to duplicate three years of Company contributions under the Pension Program Account-Based Design. Similarly, Mr. Telesz’s Severance Agreement provides for a lump sum payment equal to 8% of his pension eligible pay to duplicate two years of Company contributions under the Pension Program Account-Based Design. The amounts shown in the table above reﬂect these lump sum payments.

No Excise Tax Gross-Up Payments

Under the Severance Agreements, the Company would not reimburse NEOs for any excise or other taxes they owed under Section 4999 of the Internal Revenue Code or otherwise due to their receipt of excess “parachute” payments. The total beneﬁts payable to a NEO under the Severance Agreement in connection with a change-in-control will be reduced to the extent necessary to avoid the imposition of the Section 4999 excise tax where the effect of such reduction would be to place him or her in a better after-tax economic position than he would have been in had no such reduction been made. Such reduction is shown for Ms. Roby under the “Reduction of Payments” column in the table above.

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Executive Compensation Tables
ITEM 3: ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

ITEM 3: ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

This item is a non-binding, advisory shareholder vote on the compensation of the Named Executive Ofﬁcers (“NEOs”). This advisory vote, commonly known as “Say-on-Pay,” gives the Company’s shareholders an opportunity to express their views on the overall compensation of the NEOs and the Company’s related compensation philosophy, policies and practices. Since this advisory vote was required beginning in 2011, shareholders have consistently approved the Company’s executive compensation program by majority votes.

Unless the Board determines otherwise, this advisory vote will be held annually and, therefore, you are asked to vote upon the following proposal that will be presented at the 2016 Annual Meeting:

“RESOLVED, that the shareholders of Praxair, Inc. (the ‘Company’) approve, on an advisory and non-binding basis, the compensation of the Company’s Named Executive Ofﬁcers, as disclosed in the Company’s proxy statement for the 2016 Annual Meeting of Shareholders, including the compensation tables, the Compensation Discussion and Analysis and any related narrative disclosures.”

This proposal is not intended to address any speciﬁc NEO compensation item or issue. However, the Board of Directors and its Compensation & Committee value shareholders’ opinions on this matter and, if there is any signiﬁcant vote against this proposal, will seek to understand why such a vote was cast, and will consider shareholders’ concerns in evaluating whether any actions are appropriate to address those concerns.

The Board recommends that you approve this proposal because the Company’s executive compensation program focuses on motivating performance to effectively build shareholder value. The Board believes that the executive compensation program has been instrumental in driving the Company’s strong business results.

The Compensation Committee has established the following objectives for Praxair’s executive compensation program:

•
attract and retain executive talent;

•
motivate executives to deliver strong business results in line with shareholder expectations;

•
build and support a sustainable performance-driven culture; and

•
encourage executives to own stock, aligning their interests with those of shareholders.

In addition, the Compensation Committee made signiﬁcant changes to the executive compensation program during 2015 which it believes more closely aligns pay for performance (see the discussion on pages 38 of this Proxy Statement).

In order for this proposal to be approved on an advisory and non-binding basis, a majority of the shares present in person or by proxy and entitled to vote on this matter must be voted FOR approval. See the vote counting rules on pages 75 of this Proxy Statement.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL, ON AN ADVISORY AND NON-BINDING BASIS, OF THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

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Executive Compensation Tables
ITEM 4: PROPOSAL TO APPROVE THE MATERIAL TERMS OF PERFORMANCE GOALS UNDER PRAXAIR’S SECTION 162(m) PLAN

ITEM 4: PROPOSAL TO APPROVE THE MATERIAL TERMS OF PERFORMANCE GOALS UNDER PRAXAIR’S SECTION 162(m) PLAN

The Praxair, Inc. Plan for Determining Performance-Based Awards Under Section 162(m) (“162(m) Plan”) was established to qualify certain compensation awards made to senior ofﬁcers as “performance-based” under Internal Revenue Service (“IRS”) regulations issued pursuant to Internal Revenue Code Section 162(m). Such performance-based compensation is fully deductible by the Company for tax purposes because it is exempt from the $1 million deduction limitation that otherwise applies under Section 162(m).

Applicable regulations require that the material terms of the performance goals under which compensation may be paid, as set forth in the 162(m) Plan, be submitted for shareholder approval every ﬁve years. The material terms of the performance goals include the employees eligible to receive compensation, a description of the business criteria on which the performance goals are based and the maximum amount of compensation that could be paid to an employee under the 162(m) Plan if the performance goal is attained. Because shareholders last approved such material terms at the 2011 Annual Meeting, the material terms are being submitted for approval at this 2016 Annual Meeting. In connection with submitting the 162(m) Plan performance goals for shareholder approval, the Compensation Committee approved certain amendments to the 162(m) Plan. The 162(m) Plan, as amended, will be effective as of January 1, 2016 so long as the material terms of its performance goals are approved by the Company’s shareholders. If the material terms of the performance goals under the amended 162(m) Plan are not approved, some of the compensation payable to the Company’s senior executives may not be tax deductible, resulting in an additional cost to the Company.

Actual awards under the 162(m) Plan are made pursuant to the Company’s long term incentive plans or the variable compensation plans, which are sub-plans under the 162(m) Plan. To allow for their deductibility, the amount of certain awards may be determined using the criteria set forth in the 162(m) Plan. Long term incentive awards made under the Amended and Restated 2009 Praxair, Inc. Long Term Incentive Plan that are intended to satisfy the Section 162(m) performance-based compensation exception are subject to the terms and conditions of the Amended and Restated 2009 Plan itself, which were previously approved by the Company’s shareholders, and not those of the 162(m) Plan.

A more detailed description of the 162(m) Plan and its full text, including the material terms of the proposed performance goals, are set forth in Appendix A — Proposed Material Terms of Performance Goals Under the Praxair, Inc. Plan For Determining Performance-Based Awards Under Section 162(m).

In order for this proposal to be approved by the shareholders, a majority of the shares present in person or by proxy and entitled to vote on this matter must be voted for approval. See the vote counting rules on page 75 of this Proxy Statement.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THE MATERIAL TERMS OF THE PERFORMANCE GOALS UNDER PRAXAIR’S 162(m) PLAN.

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Shareholder Proposals

ITEM 5: SHAREHOLDER PROPOSAL REGARDING DIVIDENDS AND SHARE REPURCHASES

Jonathan Kalodimos, whose address is 725 NW 29th Street, Corvallis, Oregon 97330 (the “Proponent”) has submitted the shareholder proposal and supporting statement below (the “Proposal”), and the Proposal will be voted upon if it is properly presented at the Annual Meeting. Mr. Kalodimos has advised the Company that, as of October 20, 2015, he has owned 20 shares of the Company’s Common Stock for at least one year. The Board’s statement in opposition to the Proposal is set forth immediately after the Proposal. The text of the Proposal and the supporting statement are as follows:

Resolved: Shareholders of Praxair, Inc. ask the board of directors to adopt and issue a general payout policy that gives preference to share repurchases (relative to cash dividends) as a method to return capital to shareholders. If a general payout policy currently exists, we ask that it be amended appropriately.

Supporting statement: Share repurchases as a method to return capital to shareholders have distinct advantages relative to dividends. Share repurchases should be preferred for the following reasons:

1) Financial ﬂexibility. Four professors from Duke University and Cornell University studied executives' decisions to pay dividends or make repurchases by surveying hundreds of executives of public companies. They found that “maintaining the dividend level is on par with investment decisions, while repurchases are made out of the residual cash ﬂow after investment spending.”1 Further, in follow up interviews as part of the study, executives “state[d] that they would pass up some positive net present value (NPV) investment projects before cutting dividends.” The creation of long-term value is of paramount importance; I believe that repurchases have the distinct advantage that they do not create an incentive to forgo long-term value enhancing projects in order to preserve a historic dividend level.

2) Tax efﬁciency. Share repurchases have been described in the Wall Street Journal2 as “akin to dividends, but without the tax bite for shareholders.” The distribution of a dividend may automatically trigger a tax liability for some shareholders. The repurchase of shares does not necessarily trigger that automatic tax liability and therefore gives a shareholder the ﬂexibility to choose when the tax liability is incurred. Shareholders who desire cash ﬂow can choose to sell shares and pay taxes as appropriate. (This proposal does not constitute tax advice.)

3) Market acceptance. Some may believe that slowing the growth rate or reducing the level of dividends would result in a negative stock market reaction. However, a study published in the Journal of Finance ﬁnds that the market response to cutting dividends by companies that were also share repurchasers was not statistically distinguishable from zero.3 I believe this study provides evidence that there is market acceptance that repurchases are valid substitutes for dividends.

Some may worry that share repurchases could be used to prop up metrics that factor into the compensation of executives. I believe that any such concern should not interfere with the choice of optimal payout mechanism because compensation packages can be designed such that metrics are adjusted to account for share repurchases.

In summary, I strongly believe that adopting a general payout policy that gives preference to share repurchases would enhance long-term value creation. I urge shareholders to vote FOR this proposal.

____________________

1http://www.sciencedirect.com/science/article/pii/S0304405X05000528

2http://www.wsj.com/articles/companies-stock-buybacks-help-buoy-the-market-1410823441

3http://www.afajof.org/details/journaIArticle/2893861/Dividends-Share-Repurchases-and-the-Substitution-Hypothesis.html

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Shareholder Proposals
ITEM 5: SHAREHOLDER PROPOSAL REGARDING DIVIDENDS AND SHARE REPURCHASES

THE BOARD OF DIRECTORS
RECOMMENDS A VOTE AGAINST THIS PROPOSAL

The Board and Management should have the ﬂexibility to determine the proper allocation of capital and free cash ﬂow that is in the best interests of shareholders without adopting an ambiguous policy that gives “preference” to share repurchases.

The Proposal relates to the Company’s allocation of capital and use of free cash ﬂow, as well as implementation of its share repurchase program and determination of dividend payments, which are matters relating to the ordinary business of the Company. The Board believes that it and management can best fulﬁll their ﬁduciary duties to shareholders by making capital allocation and cash ﬂow determinations that are not hindered by ambiguous policies such as that set forth in the Proposal.

Determining the manner and amount of capital to be invested in the Company’s business through capital spending projects and acquisitions and the capital to be returned to shareholders, whether through share repurchases or dividends, is based on numerous considerations. These determinations include consideration of, among other factors, current and expected levels of ﬁnancial performance and liquidity, the projected investment return from capital projects and/or acquisitions, the trading prices and volatility of the Company’s shares, current and expected interest rates, the availability of alternative sources of capital and potential competing uses of capital (including reinvestment in current lines of business), research and development, the ability to legally repurchase shares under applicable insider trading and market manipulation laws and other factors the Board deems relevant. In turn, each potential competing use of capital requires an analysis of the business environment, competitive conditions, economic trends, tax consequences and regulatory developments, among other factors. These decisions require careful review of the projected beneﬁts and risks of potential courses of action and therefore must be directed by the Board and management who must have the ﬂexibility to make such determinations.

This is particularly true for the Company because of the capital intensive nature of its business. The Company has been generating positive cash ﬂow since it became a public company in 1992. In the most recent eight years as of 2015, the Company’s operating cash ﬂow was typically above $2 billion each year. Managing such a large amount of cash prudently, whether by making long-term investments, payments of dividends or share repurchases, requires continuous attention of, and timely determinations by, the Board and the management. Therefore, any type of one-sided demand, such as what is contemplated by the Proposal, would limit the ﬂexibility the Board and management need to effectively manage the cash ﬂow and could thus harm the Company and the shareholders.

Praxair has consistently produced strong cash ﬂows that have allowed continued prudent capital investment in the business and a return of capital to shareholders; these practices address the underlying concerns of the Proposal

The Board believes that the Company’s long-standing rigorous practice in determining how to use its cash ﬂow to invest in the business and return capital to shareholders already satisfactorily addresses the underlying concerns and essential objectives of the Proposal.

Capital Investment in the Business

The Proponent listed “Financial ﬂexibility” as the ﬁrst reason to favor share repurchases in the supporting statement and stated that he believes “repurchases have the distinct advantage that they do not create an incentive to forgo long-term value enhancing projects in order to preserve a historic dividend level.” This seems to suggest that the impact on long-term capital projects is a signiﬁcant concern of the Proponent.

The Company has a longstanding rigorous practice for considering capital projects, acquisitions and other investments that would create long-term shareholder value. The Board and management regularly examine the use of the Company’s cash and available business opportunities, including capital projects and potential acquisitions. They consider the availability of potential

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Shareholder Proposals
ITEM 5: SHAREHOLDER PROPOSAL REGARDING DIVIDENDS AND SHARE REPURCHASES

business opportunities and expected returns of those opportunities, together with expected future operations and ﬁnancial performance of the Company, available cash on hand and funding options, market conditions and all other relevant factors. As a result of these efforts, since 1992 when the Company ﬁrst became a public company to 2015, the Company has spent the vast majority of its aggregate operating cash ﬂow on capital expenditures and acquisitions, while also increasing dividends, repurchasing shares and maintaining strong cash ﬂow generation. The charts below demonstrate that the Company has consistently reinvested in its core business while paying dividends and repurchasing shares, and the payment of dividends has not deterred the Company from making such long-term value creating investments.

The cash allocation data above are derived from Praxair’s Consolidated Statements of Cash Flows included in the Company’s annual reports on Form 10-K.

Share Repurchases

The Company has had a long-standing practice of share repurchases. From 1997 to 2007, the Board authorized share repurchases primarily to offset the dilutive effects caused by issuance of shares under the Company’s employee stock beneﬁt plans and its dividend reinvestment and stock purchase plan. Beginning in 2007, the Board adopted a series of share repurchase programs that were broader in scope and authorized the Company to repurchase shares from time to time on the open market or through negotiated transactions for up to the approved amounts (usually $1 to $1.5 billion each time). The Board revisits regularly the then-existing share repurchase program in conjunction with the Board’s and management’s assessment of the best use of the Company’s cash and may authorize an additional repurchase amount based on those considerations, as well as the remaining balance under the program, then-current market and business conditions, any dividend payment plans and the management’s repurchase plan. As of December 31, 2015, the Company had approximately $1.82 billion of authorization available under its share repurchase program, including $1.5 billion authorized by the Board on July 28, 2015.

From 1992 to 2015, the Company repurchased approximately $4.9 billion of its common stock, net of share issuances. The chart above shows the substantial reduction in shares outstanding from 2005-2015 that resulted from the Company’s share repurchases, and demonstrates the Company’s well-established practice of utilizing share repurchases in connection with the overall consideration of cash ﬂow and return of capital to shareholders. As such, the Board believes that the Company’s share repurchase practices and programs since 1997 substantially address an underlying objective of the Proposal to encourage share repurchases.

Dividends

The Company’s strong cash ﬂow generation has also allowed the Board to return capital to shareholders through growing cash dividends. Since 1992, the Company has paid approximately $7.1 billion in cash dividends and the Board has increased the annual cash dividend in each of the years from 1992-2015.

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Shareholder Proposals
ITEM 5: SHAREHOLDER PROPOSAL REGARDING DIVIDENDS AND SHARE REPURCHASES

This has resulted in a cumulative annual dividend growth rate (“CAGR”) of 16% as shown in the chart below.

The Proposal is vague and indeﬁnite with respect to its request that the Board “give preference” to share repurchases. Therefore, the Board is not certain about how it might implement the proposal if it were adopted.

The Proposal requests the Board to adopt a general payout policy that “gives preference to share repurchases (relative to cash dividends)” as a method to return capital to shareholders (emphasis added). However, neither the resolution nor the supporting statement in the Proposal explains what constitutes “preference” to share repurchases relative to cash dividends. A “preference” could mean a higher dollar amount spent in share repurchases than dividends, while it could also mean a favorable treatment or consideration given to share repurchases in more general terms without specifying or formulating any dollar amount. The Proposal does not provide the clariﬁcation that is needed to determine exactly what is required. If the Proposal means to require the amount of share repurchases to be greater than cash dividends, it is unclear whether this amount would be determined by the aggregate share repurchase price, by the aggregate market price of shares repurchased (for example, the Company may repurchase shares through privately negotiated transactions not at the market price), or by any other measure. It is also unclear whether the relevant period for calculating the aggregate repurchase/dividend amount would be quarterly, yearly or over a period of multiple years.

The Board believes that the Proposal is so ambiguous that neither the shareholders nor the Board would be able to address the questions stated above or reasonably determine whether the Company has “given preference” to share repurchases as the Proposal requests. As a result, adopting such a vague proposal would cause more confusion than provide guidance on how the Company and the Board should manage the capital.

Adopting an ambiguous policy that “prefers” share repurchases relative to cash dividends may adversely impact the Company’s shareholder base and its stock price

The Board believes that, while it must maintain the ﬂexibility to make the proper capital and cash ﬂow allocations from time-time, the Company’s balanced approach to paying dividends and repurchasing shares has been in the shareholders’ best interests, and an ambiguous policy that calls for a “preference” for share repurchase is not necessary or advisable.

The Company has a broad shareholder base that includes individuals and signiﬁcant ownership by institutions, such as pension funds, mutual funds and other institutional investors. Each investor has its own investment goals and strategies, and many desire or require the payment of cash dividends as part of their investment decisions. As such, the Board is concerned

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Shareholder Proposals
ITEM 5: SHAREHOLDER PROPOSAL REGARDING DIVIDENDS AND SHARE REPURCHASES

that adopting an ambiguous policy that would “prefer” share repurchases would send a confusing message to many shareholders. Some shareholders may conclude that the Board will take actions to implement the policy that could adversely affect the Company’s current and future cash dividends. This, in turn, could cause these shareholders to sell the Company’s stock and therefore negatively impact the Company’s stock price.

In order for this proposal to be adopted by the shareholders, at least a majority of the shares present in person or by proxy and entitled to vote on the matter must be voted FOR approval. See the vote counting rules on page 75 of this Proxy Statement.

FOR ALL OF THE FOREGOING REASONS, THE BOARD RECOMMENDS THAT YOU VOTE AGAINST THE ADOPTION OF THIS SHAREHOLDER PROPOSAL

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Information on Share Ownership

Principal Holders

The only beneﬁcial owners of more than ﬁve percent of Praxair’s Common Stock are the following:

Name and Address of Beneﬁcial Owner	Number of Shares Beneﬁcially Owned(a)	Percent of Shares Outstanding(b)
Capital World Investors, 333 S. Hope Street, Los Angeles, CA 90071	25,072,740	8.8%
The Vanguard Group, 100 Vanguard Blvd., Malvern, PA 19355	18,835,698	6.6%
BlackRock, Inc., 55 East 52nd Street, New York, NY 10055	16,112,526	5.6%
Wellington Management Group LLP, 280 Congress Street, Boston, MA 02210	14,507,501	5.1%

(a)

Holdings as of December 31, 2015 as reported in SEC Schedules 13G ﬁled by Capital World Investors, the Vanguard Group, Blackrock, Inc., and Wellington Management Group LLP. According to its Schedule 13G, Capital World and certain of its afﬁliates had sole voting power, and sole dispositive power as to all of the reported shares. According to its Schedule 13G, Vanguard and certain of its afﬁliates had sole voting power as to 527,242 shares, shared voting power as to 29,200 shares, shared dispositive power as to 564,170 shares, and sole dispositive power as to 18,271,528 shares. According to its Schedule 13G, BlackRock and certain of its subsidiaries had sole voting power as to 13,744,250 shares, and sole dispositive power as to all of the reported shares. According to its Schedule 13G, Wellington Management and certain of its afﬁliates had shared voting power as to 3,782,624 shares and shared dispositive power as to 14,507,501 shares.

(b)	Based on 285,266,110 total shares outstanding on March 1, 2016 excluding shares held for the account of Praxair.

Directors and Executive Ofﬁcers

The table below sets forth the beneﬁcial ownership of Praxair’s Common Stock as of March 1, 2016 by each director and certain executive ofﬁcers. No director or executive ofﬁcer of Praxair beneﬁcially owned more than 1% of Praxair’s common stock, and directors and executive ofﬁcers of Praxair as a group (18 persons) beneﬁcially owned approximately 1% of the outstanding shares as of that date.

		SHARES BENEFICIALLY OWNED AND OTHER EQUITY INTERESTS
Name	Position	Common Stock	Stock Units(1)	Total	Stock Options(2)
Stephen F. Angel	Chairman, President & Chief Executive Ofﬁcer	225,087	63,063	288,150	1,729,328
Matthew J. White	Senior Vice President & Chief Financial Ofﬁcer	13,406	304	13,710	134,612
Scott E. Telesz	Executive Vice President	16,239	25,606	41,845	161,766
Eduardo F. Menezes	Executive Vice President	41,704	575	42,279	222,376
Anne K. Roby	Senior Vice President	14,855	3,281	18,136	99,741
Oscar Bernardes	Director	6,016	1,196	7,212	0
Nance K. Dicciani	Director	9,999	9,122	19,121	6,146
Edward G. Galante	Director	8,539	12,709	21,248	9,025
Ira D. Hall	Director	152	13,314	13,466	0
Raymond W. LeBoeuf	Director	7,453	52,154	59,607	15,035
Larry D. McVay	Director	6,279	5,509	11,788	0
Denise L. Ramos	Director	0	3,877	3,877	0
Martin H. Richenhagen(3)	Director	0	631	631	0
Wayne T. Smith	Director	16,151	31,312	47,463	0
Robert L. Wood	Director	11,778	1,196	12,974	10,435
Total		377,658	223,849	601,507	2,388,464
Directors, Nominees and Executive Ofﬁcers as a group	(18 persons)	403,849	223,994	627,843	2,511,858

(1)

Includes Deferred Stock Units and/or Restricted Stock Units held. Deferred Stock Units are stock price-based units into which deferred compensation has been invested pursuant to the deferred compensation plans for management and for non-employee directors. Restricted Stock Units are stock price-based units granted as long term incentive awards to management and as equity compensation to non-employee directors. Holders have no voting rights with respect to either Deferred Stock Units or Restricted Stock Units. The value of Deferred Stock Units and Restricted Stock Units varies with the price of Praxair’s common stock and, at the end of the deferral period or the restriction period, the units are payable in Praxair common stock on a one-for-one basis.

(2)	Represent shares that may be acquired upon exercise of options exercisable within 60 days of March 1, 2016.
(3)	Mr. Richenhagen was ﬁrst elected to the Board in October 2015.
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Information about the Annual Meeting and Voting

This Proxy Statement is furnished to shareholders of Praxair, Inc. in connection with the solicitation of proxies for the Annual Meeting of Shareholders to be held at the Hyatt Regency Greenwich Hotel, 1800 East Putnam Avenue, Old Greenwich, Connecticut on April 26, 2016, at 11:00 a.m. or any adjournment or postponement thereof. This Proxy Statement and a form of proxy are ﬁrst being sent to shareholders on or about March 17, 2016. Proxies are being solicited on behalf of the Board of Directors of Praxair.

General Information

Availability of Annual Report and Proxy Statement On-Line

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on April 26, 2016:

This Proxy Statement and the 2015 Form 10-K and Annual Report are now available for viewing and downloading on the Internet at:

2015 Form 10-K and Annual Report:

www.praxair.com/annualreport.

2016 Notice of Meeting and Proxy Statement:

www.praxair.com/proxy.

As allowed by SEC and NYSE rules, Praxair is sending to most shareholders by mail a notice informing them that they can access and download this 2016 Proxy Statement and the 2015 Form 10-K and Annual Report on the Internet at the websites noted above, rather than sending printed copies. If you have received printed copies in the mail, rather than the notice of Internet availability, it is likely that this occurred because either: (1) you have speciﬁcally requested printed copies this year or previously, or (2) Praxair has voluntarily sent you printed copies.

If you are receiving printed copies, you can save Praxair future postage and printing expense by consenting to receive future annual reports, meeting notices, and proxy statements on-line on the Internet. Most shareholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail. This will help with Praxair’s overall sustainability efforts by reducing paper usage. You will be given the opportunity to consent to future Internet delivery when you vote your proxy. For some shareholders, this option is only available if they vote by Internet. If you are not given an opportunity to consent to Internet delivery when you vote your proxy, contact the bank, broker or other holder of record through which you hold your shares and inquire about the availability of that option for you.

If you consent, your account will be so noted and, when Praxair’s 2016 Form 10-K and Annual Report, meeting notice, and the proxy statement for the 2017 annual meeting of shareholders become available, you will be notiﬁed on how to access them on the Internet. Any prior consent you have given will remain in effect until speciﬁcally revoked by you in the manner speciﬁed by the bank or broker that manages your account. If you do consent to receive your Praxair materials via the Internet, you can still request paper copies by contacting the bank or broker that manages your account or, if you are a shareholder of record, you may contact the Company through its stock transfer agent, Wells Fargo Shareowner Services, 1110 Centre Pointe Curve, Suite 101, Mendota Heights, MN 55120-4100. Wells Fargo Shareowner Services, can also be reached by telephone at 1-855-217-6360 Toll Free and 651-450-4064 outside the United States, or online at shareowneronline.com.

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Information about the Annual Meeting and Voting
General Information

Shareholders Sharing an Address

If you share an address with another shareholder, you may receive only one notice of Internet availability, or one set of printed proxy materials (including this Proxy Statement and the 2015 Form 10-K and Annual Report to shareholders) unless you have provided contrary instructions. If you wish to receive a separate notice of Internet availability or set of proxy materials now or in the future, you may contact the bank or broker that manages your account or, if you are a shareholder of record, you may contact Wells Fargo Shareowner Services at the address cited above. Similarly, if you share an address with another shareholder and have received multiple copies of the notice of Internet availability or proxy materials, you may contact the bank or broker that manages your account or, if you are a shareholder of record, you may contact Wells Fargo Shareowner Services at the above address to request delivery of only a single copy of these materials to your household.

Proxy and Voting Procedures

Who are the Shareholders Entitled to Vote at this Meeting?

Common Stock shareholders of record at the close of business on March 1, 2016 will be entitled to vote at the Annual Meeting. As of that date, a total of 285,266,110 shares of Praxair’s Common Stock were outstanding and entitled to vote. Each share of Common Stock is entitled to one vote.

How do I Submit My Vote by Means of a Proxy?

Your vote is important. Because many shareholders cannot attend the Annual Meeting in person, it is necessary that a large number be represented by proxy. Most shareholders have a choice of voting over the Internet, by using a toll-free telephone number, or by completing a proxy card or voting instruction card, as described below.

Vote on the Internet. If you have Internet access, you may access the Proxy Statement and 2015 Form 10-K and Annual Report and submit your proxy or voting instructions by following the instructions provided in the notice of Internet availability, or if you received printed proxy materials, by following the instructions provided with your proxy materials and on your proxy card or voting instruction card. If you vote on the Internet, you can also request electronic delivery of future proxy materials.

Vote by telephone. You can also vote by telephone by following the instructions provided on the Internet voting site, or if you received printed proxy materials, by following the instructions provided with your proxy materials and on your proxy card or voting instruction card. Easy-to-follow voice prompts allow you to vote your shares and conﬁrm that your instructions have been properly recorded.

Vote by Mail. If you received printed proxy materials by mail, you may choose to vote by mail by marking your proxy card or voting instruction card, dating and signing it, and returning it in the postage-paid envelope provided.

How are the Proxies Voted?

All shares entitled to vote and represented by a properly completed proxy (either by Internet, telephone or mail) will be voted at the Annual Meeting as indicated on the proxy unless earlier revoked by you. If no instructions are indicated for a matter on an otherwise properly completed proxy from a shareholder of record, the shares represented by that proxy will be voted on that matter as recommended by the Board of Directors. See also the vote counting rules below. Execution of the proxy also confers discretionary authority on the proxy holders to vote your shares on other matters that may properly come before the Annual Meeting.

How Can I Revoke my Proxy?

You may revoke your proxy at any time before it is voted by ﬁling with Praxair’s Corporate Secretary a written revocation, by timely delivery of a properly completed, later-dated proxy (including by Internet or telephone), or by voting in person at the Annual Meeting.

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Information about the Annual Meeting and Voting
General Information

May I Still Vote at the Annual Meeting Even if I Have Submitted a Proxy?

The method by which you vote will in no way limit your right to vote at the Annual Meeting if you later decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record, to be able to vote at the Annual Meeting. See “Attending the Annual Meeting” below for attendance requirements and directions to the Annual Meeting.

What is the Necessary Quorum to Transact Business at the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote shall constitute a quorum. The shares represented by abstentions and broker non-votes on ﬁled proxies and ballots will be considered present for quorum purposes (for an explanation of “broker non-votes,” see the vote counting rules below).

How are the Votes Counted for Each Item of Business?

If you are a shareholder of record and submit a proxy (whether by Internet, telephone or mail) without specifying a choice on any given matter to be considered at this Annual Meeting, the proxy holders will vote your shares according to the Board’s recommendation on that matter.

If you hold your shares in a brokerage account, then, under NYSE rules and Delaware corporation law:

With respect to Item #1 (Election of Directors), your broker is not entitled to vote your shares on this matter if no instructions are received from you. If your broker does not vote (a “broker non-vote”), this is not considered a vote cast and, therefore, will have no effect on the election of directors. Abstentions also will have no effect on the election of directors.

With respect to Item #2 (Ratiﬁcation of the Appointment of the Independent Auditor), your broker is entitled to vote your shares on this matter if no instructions are received from you. A vote to “Abstain” will have the effect of a vote against this item.

With respect to Item #3 (Advisory Vote on Named Executive Ofﬁcer Compensation), Item #4 (Approval of the Material Terms of Performance Goals under Praxair’s Section 162(m) Plan), and Item #5 (Shareholder Proposal regarding dividends and share repurchases), your broker is not entitled to vote your shares on these items if no instructions are received from you. Broker non-votes are not considered shares entitled to vote on these matters and, therefore, will have no effect on the vote on these items. However, a vote to “Abstain” will have the effect of a vote against these items.

If you hold your shares in the employees’ retirement savings plan of Praxair, Inc., Praxair Puerto Rico BV, or the Dow Chemical Company, and if the plan trustee receives no voting instructions from you, then, under the applicable plan trust agreement, the plan trustee will: (i) vote your shares in the same proportion on each matter as it votes the shares for which it has received instructions under the Praxair, Inc. and Dow Chemical plans, and (ii) not vote your shares under the Praxair Puerto Rico BV plan.

Attending the Annual Meeting

Admission Requirements

You may attend the Annual Meeting whether or not you want to vote your shares at the Annual Meeting or by proxy. However, only shareholders and the invited guests of Praxair will be granted admission to the Annual Meeting. To assure admittance:

–
If you hold shares of Praxair, Inc. common stock through a broker, bank or other nominee, please bring a copy of your broker, bank or nominee statement evidencing your ownership of Praxair common stock as of the March 1, 2016 record date;

–
Please bring a photo ID, if you hold shares of record as of March 1, 2016, including shares in certiﬁcate or book form or in the Praxair, Inc. Dividend Reinvestment and Stock Purchase Plan;

–
Please bring your Praxair ID if you are an employee shareholder.

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Information about the Annual Meeting and Voting
Miscellaneous

Directions

Directions to the location for the Annual Meeting are available at www.praxair.com in the Investors/Annual Meeting section, or you may contact Praxair as noted below.

Questions

For Questions Regarding:	Contact:
Annual Meeting	Praxair Investor Relations, (203) 837-2210
Stock Ownership for Shareholders of Record

Wells Fargo Shareowner Services, 1110 Centre Pointe Curve, Suite 101, Mendota Heights, MN 55120-4100 or online at shareowneronline.com, or by telephone at 1-855-217-6360 Toll Free and 651-450-4064 outside the United States.

Stock Ownership for Beneﬁcial Holders	Your bank, broker or nominee

Other Business

Praxair knows of no other business that will be considered for action at the Annual Meeting. If any other business calling for a vote of shareholders is properly presented at the meeting, the proxy holders will have the discretion to vote your shares in accordance with their best judgment.

Miscellaneous

Shareholder Proposals, Director Nominations and Other Business for the 2017 Annual Meeting

SEC Rule 14a-8: In order to be included in Praxair’s proxy statement and form of proxy for Praxair’s 2017 annual meeting of shareholders, a shareholder proposal must be received in writing at Praxair’s principal executive ofﬁces on or before November 17, 2016.

Proxy Access: In January, 2016, the Board of Directors amended our By-Laws to implement a Proxy Access structure. This allows a shareholder or a group of up to 20 shareholders owning shares representing at least 3% of Praxair’s common stock continuously for at least three years, to nominate and include in our Proxy Statement their own Director nominee(s) constituting up to 20% of the total number of Directors then serving on the Board (with a minimum of up to two Director nominees), provided that the shareholder(s) and the nominee(s) satisfy the Proxy Access requirements in our By-Laws.

Notice of Director nominees must include the information required under our By-Laws and must be received by our Corporate Secretary at our principal executive ofﬁces no earlier than the close of business (5:00 p.m. Eastern Time) on October 18, 2016 and no later than the close of business on November 17, 2016, unless the date of the 2017 Annual Meeting of Shareholders has been changed by more than 30 calendar days from the anniversary of the 2016 Annual Meeting. In that case, such notice must be received by our Corporate Secretary no earlier than the close of business on the 180th calendar day before the date of the 2017 Annual Meeting of Shareholders and no later than the close of business on the later of (i) the 150th calendar day before the date of the 2017 Annual Meeting of Shareholders and (ii) the 10th calendar day following the date on which public announcement of the date of the 2017 Annual Meeting of Shareholders is ﬁrst made.

Advance Notice Provisions: In addition, under the terms of Praxair’s Certiﬁcate of Incorporation, a shareholder who intends to present any item of business or a Director nomination at the 2017 Annual Meeting of Shareholders (other than through inclusion in Praxair’s Proxy Statement under SEC Rule 14a-8 or the Proxy Access Provisions of our By-Laws), must provide us with written notice of such business at our principal executive ofﬁces, including the

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Information about the Annual Meeting and Voting
Miscellaneous

information speciﬁed in the Certiﬁcate of Incorporation, which must be received no earlier than January 26, 2017 and no later than February 25, 2017, unless the date of the 2017 Annual Meeting of Shareholders has been advanced by more than 30 calendar days or delayed by more than 60 calendar days from the anniversary of the 2016 Annual Meeting. In that case, such notice must be received by our Corporate Secretary no earlier than the close of business on the 90th calendar day before the date of the 2017 Annual Meeting of Shareholders and no later than the close of business on the later of (i) the 60th calendar day before the date of the 2017 Annual Meeting of Shareholders and (ii) the 10th calendar day following the date on which the notice of the meeting was sent or a public disclosure of the date of the 2017 Annual Meeting of Shareholders is ﬁrst made, whichever occurs ﬁrst.

Shareholder proposals or related written notices must be delivered by mail addressed to the Corporate Secretary, Praxair, Inc., 39 Old Ridgebury Road, M-1, Danbury, CT 06810-5113.

Annual Reports

Shareholders of record on March 1, 2016 should have received either (1) a notice that Praxair’s 2015 Form 10-K and Annual Report is available on the Internet or (2) a printed copy of both this Proxy Statement and the 2015 Form 10-K and Annual Report. If you have received a printed copy of this Proxy Statement without the 2015 Form 10-K and Annual Report, please contact Investor Relations at the address below and a copy will be sent to you.

A COPY OF PRAXAIR’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2015 IS AVAILABLE TO EACH HOLDER OR BENEFICIAL OWNER OF PRAXAIR’S COMMON STOCK AS OF MARCH 1, 2016. THIS REPORT WILL BE FURNISHED WITHOUT CHARGE UPON WRITTEN REQUEST TO THE INVESTOR RELATIONS DEPARTMENT, PRAXAIR, INC., 39 OLD RIDGEBURY ROAD, M-2, DANBURY, CT 06810-5113, OR CALL AT (203) 837-2210.

Cost of Proxy Solicitation

The entire cost of soliciting proxies will be borne by Praxair including the expense of preparing, printing and mailing this Proxy Statement. Solicitation costs include payments to brokerage ﬁrms and others for forwarding solicitation materials to beneﬁcial owners of Praxair’s stock and reimbursement of out-of-pocket costs incurred for any follow up mailings. Praxair also has engaged Morrow & Co., LLC to assist in the solicitation of proxies from shareholders at a fee of $8,000 plus reimbursement of out-of-pocket expenses. In addition to use of the mail, proxies may be solicited personally or by telephone by employees of Praxair without additional compensation, as well as by employees of Morrow & Co., LLC.

BY ORDER OF THE BOARD OF DIRECTORS

GUILLERMO BICHARA,
Vice President, General Counsel & Secretary

March 17, 2016

YOU ARE URGED TO PROMPTLY COMPLETE AND SUBMIT YOUR PROXY

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APPENDIX A

PROPOSED MATERIAL TERMS OF PERFORMANCE GOALS UNDER THE PRAXAIR, INC. PLAN FOR DETERMINING PERFORMANCE-BASED AWARDS UNDER SECTION 162(m)

Summary Description of the 162(m) Plan

The material terms of the 162(m) Plan, including the business criteria on which the performance goals are based, as amended on February 22, 2016, are summarized below. This summary is qualiﬁed in its entirety by the full text of the entire amended 162(m) Plan which, for your reference, is set forth below as part of this Appendix A.

Overview

The process set forth in the 162(m) Plan is used in connection with awards intended to be based on the performance of individuals, business unit(s) of the Company or the Company as a whole, over a performance period of one year or longer, using speciﬁc, objective performance goals for the performance period that are pre-established by the Compensation Committee. Awards determined by the procedures set forth in the 162(m) Plan are issued under the applicable Company compensation plans or programs, which are sub-plans under the 162(m) Plan.

Eligible Employees

Executive Ofﬁcers of the Company are eligible to participate in the 162(m) Plan.

Business Criteria

The 162(m) Plan provides the Compensation Committee ﬂexibility to fashion performance goals as it deems appropriate to the Company’s best interests at the time. The business criteria (“Performance Measures”) on which performance goals under the 162(m) Plan may be based are set forth in Section 6 of the 162(m) Plan and include any of the following criteria, alone or in combination, as the Compensation Committee deems appropriate: (a) net earnings or net income (before or after taxes); (b) earnings per share (basic or diluted); (c) net sales; (d) revenue growth; (e) operating proﬁt; (f) return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue); (g) cash ﬂow (including, but not limited to, operating cash ﬂow, free cash ﬂow, cash ﬂow return on equity, and cash ﬂow return on investment); (h) earnings before or after taxes, interest, depreciation, and/or amortization; (i) gross or operating margins; (j) productivity ratios; (k) share price (including, but not limited to, growth measures and total shareholder return); (l) expense targets; (m) margins; (n) operating efﬁciency; (o) market share; (p) working capital; (q) economic value added or EVA (net operating proﬁt after tax minus the sum of capital multiplied by the cost of capital); or (r) objective safety measures. Performance goals based on these Performance Measures may be established on a corporate-wide basis or with respect to, and in combination with, one or more business units, divisions, subsidiaries or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies.

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APPENDIX A

Maximum Awards

The 162(m) Plan provides that the maximum performance award that may be paid to a participant for any performance period cannot exceed the lesser of: (a) $6,000,000 times the length (in years) of the performance period; and (b) any applicable per-participant limit that may be speciﬁed in the Company’s variable compensation plan or long term incentive plan under which actual awards are authorized and issued. In addition, any performance award amount determined under the 162(m) Plan, when aggregated with all other awards payable under the Company’s variable compensation plans or long term incentive plans for a performance period, may not exceed any applicable aggregate limit set forth in the respective plan(s).

Process for Determining 162(m) Qualiﬁed Performance-Based Awards

For each performance period, the Compensation Committee may select one or more Performance Measures and set the performance goals for these measures. The performance goals are utilized to determine the amount of any awards payable for such performance period under the applicable Company compensation plan.

No later than ninety (90) days after the commencement of a Performance Period, the Committee shall designate or approve for the Performance Awards relating to such Performance Period:  (i) the individuals who will be Participants, if any; (ii) the Performance Measures; (iii) if there is more than one Performance Measure, the weighting of the Performance Measures in determining the Performance Award; (iv) the Performance Goals and payout matrix or formula for each Performance Measure; and (v) the maximum Performance Award, and if applicable, the threshold and/or target Performance Award, for each Participant.

Following the end of a performance period, the Compensation Committee determines and certiﬁes the award for each participant by (i) comparing actual performance for each measure against the performance goal and the payout matrix approved for such performance period; (ii) multiplying the payout percentage from the payout matrix for each Performance Measure by the appropriate weighting factor; and, if applicable, (iii) summing the weighted payout percentages and multiplying their overall payout percentage by the participant’s target award.

The Compensation Committee in its sole discretion may reduce any award to any participant to any amount, including zero, prior to the certiﬁcation by resolution of the Compensation Committee of the amount of such award. The Compensation Committee may not, however, increase an award or change a performance goal once it has been established.

Full Text of the 162(m) Plan

The full text of the 162(m) Plan is as follows:

PRAXAIR, INC. PLAN FOR DETERMINING PERFORMANCE-BASED AWARDS UNDER SECTION 162(m)

SECTION 1. Purpose. The purpose of the Praxair, Inc. Plan for Determining Performance-Based Awards Under Section 162(m) (the “Plan”) is to establish a plan with criteria for administering and determining awards to be made to certain of Praxair, Inc.’s (the “Company”) senior executives by the Company under a Long Term Incentive Plan or Variable Compensation Plan of the Company, each of which shall be considered a sub-plan under this Plan, so that such awards qualify as “performance-based compensation” within the meaning of Section 162(m).

SECTION 2. Eligible Employees. Any “executive ofﬁcer” of the Company, as such term is deﬁned for purposes of Section 16 of the Securities and Exchange Act of 1934, shall be eligible for designation as a Participant for Performance Awards determined under this Plan.

SECTION 3. Deﬁnitions. The following terms utilized in this Plan shall have the following meanings:

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APPENDIX A

“Board” means the Board of Directors of the Company.

“Committee” shall mean the Compensation and Management Development Committee of the Board or any other Committee designated by the Board for the purpose of administering this Plan so long as each of the members comprising the Committee is an “outside director” within the meaning of Section 162(m).

“Long Term Incentive Plan” shall mean any Praxair, Inc. long-term incentive compensation plan or program adopted by the Board that does not otherwise contain provisions qualifying awards thereunder as “performance-based compensation” within the meaning of Section 162(m).

“Participant” shall mean for a Performance Award related to a calendar year or Performance Period, each eligible employee who is designated as a Participant for such a year or period by the Committee in accordance with Section 8 herein.

“Performance Award” shall mean a right to receive an annual incentive payment or an incentive payment over a longer Performance Period pursuant to the terms and conditions of the Plan.

“Performance Measures” shall mean for a Performance Period one or more of the business criteria set forth in Section 6 herein.

“Performance Period” shall mean a one-year period or such longer period as determined by the Committee.

“Section 162(m)” shall mean Section 162(m) of the Internal Revenue Code of 1986, and the regulations promulgated thereunder, all as amended from time to time (“Code”).

“Section 409A” shall mean Section 409A of the Code and the regulations promulgated thereunder, all as amended from time to time.

“Variable Compensation Plan” shall mean any Praxair, Inc. variable compensation plan, or other annual award program adopted by the Board.

SECTION 4. Effective Date. This Plan shall be effective as of January 1, 2016, subject to approval of its material terms (as deﬁned in Section 162(m)) by the stockholders of the Company no later than the ﬁrst meeting of stockholders to take place in 2016.

SECTION 5. Performance Awards; Maximum Award.

5.1 For each Performance Period, each Participant may be eligible to receive a Performance Award pursuant to a Variable Compensation Plan or Long Term Incentive Plan in an amount determined by the Committee as provided in this Plan. To the extent permitted by the Variable Compensation Plan or the Long Term Incentive Plan, the payment of Performance Awards may be made in cash, common stock or restricted stock of the Company, or a combination thereof, which common stock or restricted stock shall be granted under the Long Term Incentive Plan. To the extent a Performance Award is payable in common stock of the Company, such common stock shall be issued under the 2009 Praxair, Inc. Long Term Incentive Plan, effective April 22, 2014, as may be amended from time to time, or any successor plan thereto.

5.2 Notwithstanding any provisions of the Plan to the contrary, the maximum Performance Award payable to any Participant for any Performance Period shall not exceed the lesser of: (i) $6,000,000 times the length of the Performance Period in years; and (ii) the applicable per-participant limit, if any, set forth in the Variable Compensation Plan or Long Term Incentive Plan, as applicable. In no event shall any Performance Award amount determined by the Committee as provided in this Plan, when aggregated with all other awards payable pursuant to the applicable Variable Compensation Plan or Long Term Incentive Plan for the applicable Performance Period, exceed any applicable aggregate limit set forth in that Variable Compensation Plan or Long Term Incentive Plan, as applicable.

SECTION 6. Performance Measures.

6.1 For any Performance Period, the Committee may designate one or more of the business criteria (“Performance Measures”) set forth in this Section 6 for use in determining the amount of a Performance Award for an individual in relation to such Performance Period. Performance Measures designated for any Participant during a Performance Period may be different from those designated for other Participants during such Performance Period as the Committee may determine. To the extent applicable to any Performance Measure, the Committee may specify a Performance Measure in relation to total Company performance or in relation to the performance of one or more subsidiary, division or business unit of the Company.

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APPENDIX A

6.2 Performance Measures for purposes of this Plan shall mean any of the following:

(a) Net earnings or net income (before or after taxes);

(b) Earnings per share (basic or diluted);

(c) Net sales;

(d) Revenue growth;

(e) Operating proﬁt;

(f) Return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue);

(g) Cash ﬂow (including, but not limited to, operating cash ﬂow, free cash ﬂow, cash ﬂow return on equity, and cash ﬂow return on investment);

(h) Earnings before or after taxes, interest, depreciation, and/or amortization;

(i) Gross or operating margins;

(j) Productivity ratios;

(k) Share price (including, but not limited to, growth measures and total shareholder return);

(l) Expense targets;

(m) Margins;

(n) Operating efﬁciency;

(o) Market share;

(p) Working capital targets;

(q) Economic value added or EVA (net operating proﬁt after tax minus the sum of capital multiplied by the cost of capital); and

(r) Objective safety measures.

Any Performance Measure(s) may be used to measure the performance of the Company and/or any subsidiaries, divisions or business units of the Company or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Committee may select share price as a Performance Measure as compared to various stock market indices.

SECTION 7. Performance Goals.

7.1 For each Performance Measure designated by the Committee, the Committee shall designate a speciﬁc, measurable threshold, target and/or maximum (“Performance Goal”) against which actual performance is to be measured for purposes of determining the amount of any Performance Award; provided that any such designation would not subject any Performance Award to the deduction limitations of Section 162(m).

7.2 A Performance Goal may be expressed in any form as the Committee may determine including, but not limited to: (1) percentage growth; (2) absolute growth; (3) cumulative growth; (4) performance in relation to an index; (5) performance in relation to peer company performance; (6) a designated absolute amount; (7) percent of sales; and (8) per share of common stock outstanding. In addition, the Committee may provide that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs and impairments; (b) gain/loss on sale of assets; (c) litigation or claim judgments or settlements (including insurance proceeds); (d) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (e) any reorganization and restructuring programs; (f) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of ﬁnancial condition and results of operations appearing in the Company’s annual report to shareholders and/or other public ﬁlings for the applicable year; (g) acquisitions or divestitures; (h) foreign exchange gains and losses; and (i) the effect of any materially adverse and unforeseen market conditions beyond the control of the Company and its subsidiaries, employees, ofﬁcers and directors. Such inclusions or exclusions shall be prescribed in a form that meets the requirements of Section 162(m).

SECTION 8. Determination and Payment of Awards.

8.1 No later than ninety (90) days after the commencement of a Performance Period, the

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APPENDIX A

Committee shall designate or approve for the Performance Awards relating to such Performance Period: (i) the individuals who will be Participants, if any; (ii) the Performance Measures; (iii) if there is more than one Performance Measure, the weighting of the Performance Measures in determining the Performance Award; (iv) the Performance Goals and payout matrix or formula for each Performance Measure; and (v) the maximum Performance Award, and if applicable, the threshold and/or target Performance Award for each Participant.

8.2 Following the end of a Performance Period, the Committee shall determine the Performance Award for each Participant by: comparing actual performance for each measure against the payout matrix approved for such Performance Period, multiplying the payout percentage from the payout matrix for each Performance Measure by the appropriate weighting factor, and, if applicable, summing the weighted payout percentages and multiplying their overall payout percentage by the Participant’s target Performance Award.

8.3 Notwithstanding anything contained in this Plan to the contrary, the Committee, in its sole discretion, may reduce any Performance Award for any Participant to any amount, including zero, prior to the certiﬁcation by resolution of the Committee of the amount of such Performance Award.

8.4 As a condition to the right of a Participant to receive a Performance Award, the Committee shall ﬁrst certify, by resolution of the Committee, that the Performance Award has been determined in accordance with the provisions of this Plan.

8.5 If, during a Performance Period, a Participant terminates employment for any reason, the Committee, in its discretion, may provide that the Participant (or his or her beneﬁciary) receive, after the end of such Performance Period, all or any portion of the Performance Award related to such Performance Period to which the Participant would otherwise have been entitled, provided, however, that to the extent the Performance Award constitutes deferred compensation under Section 409A, the Committee may not exercise discretion under this Section 8.5 unless the requirements of Section 409A have been satisﬁed.

8.6 Performance Awards for a Performance Period shall be determined in accordance with this Section 8 as soon as practicable after such Performance Period and shall be paid no later than the applicable 2½ month period under Treasury Regulation Section 1.409A-1(b)(4) unless deferred as provided in Section 8.7 hereof.

8.7 The Committee may, in its sole discretion, permit a Participant to defer payment of any Performance Award under the terms and conditions of any applicable deferred compensation arrangement.

8.8 The Company shall withhold from any Performance Award or payments determined under this Plan any amount of Federal, state, local or foreign withholding taxes due in respect of a Performance Award, its deferral or payment. The Company may, to the extent permitted by applicable law (including Section 409A of the Code), offset against any payments to be made to a Participant under the Plan any amounts owing to the Company or any of its subsidiaries from the Participant for any reason.

8.9 Participation in this Plan does not preclude Participants from participation in any other beneﬁt or compensation plans or arrangements of the Company.

SECTION 9. Administration and Interpretation. The Plan shall be administered by the Committee, which shall have the sole authority to make rules and regulations for the administration of the Plan. The interpretations and decisions of the Committee with regard to the Plan shall be ﬁnal and conclusive. The Committee may request advice or assistance or employ such persons (including, without limitation, legal counsel and accountants) as it deems necessary for the proper administration of the Plan. The Committee shall have the authority in its discretion to determine: (i) which executive ofﬁcers shall be eligible to receive Performance Awards; (ii) the amount and terms and conditions of any such Performance Awards; (iii) the objectives and the other terms and conditions of such Performance Awards, including the Performance Measures and Performance Goals, targets and other terms and conditions of a Performance Award; and (iv) whether Performance Measures and Goals have been achieved. Determinations by the Committee under the Plan, including without limitation, determinations of the Participants, the amount and timing of Performance Awards and the terms and provisions of Performance Awards, need not be uniform and may be made selectively among Participants. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Performance Award in the manner and to the extent it shall deem desirable to carry it into effect. All such interpretations, rules, regulations and determinations shall be ﬁnal, conclusive and binding on all persons (including the Company and Participants) and for all purposes.

SECTION 10. Administrative Expenses. Any expense incurred in the administration of the Plan shall be borne by the Company out of its general funds.

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APPENDIX A

SECTION 11. Amendment or Termination. The Committee may from time to time amend the Plan in any respect or terminate the Plan in whole or in part, provided that no such action shall increase the amount of any Performance Award for which Performance Goals have been established but which has not yet been earned or paid, subject to any requirement for shareholder approval imposed by applicable law or regulation, including Section 162(m) of the Code, and the listing requirements of the New York Stock Exchange or any other exchange upon which the Company’s securities are listed.

SECTION 12. No Assignment. The rights hereunder, including without limitation rights to receive a Performance Award, shall not be pledged, assigned, transferred, encumbered or hypothecated by an employee of the Company, and during the lifetime of any Participant any payment of a Performance Award shall be payable only to such Participant. A Participant, however, may designate in writing at any time and from time to time one or more beneﬁciaries to receive, in the event of the Participant’s death, the payment of any award determined pursuant to Section 8 herein or any deferred Performance Award; provided that such designation is received by the Company prior to such death.

SECTION 13. The Company. For purposes of this Plan, the “Company” shall include the successors and assigns of the Company, and this Plan shall be binding on any corporation or other person with which the Company is merged or consolidated.

SECTION 14. Stockholder Approval. The material terms of the Plan shall be subject to approval by the stockholders of the Company no later than the ﬁrst meeting of stockholders to take place in 2016.

SECTION 15. No Right to Employment. Neither the designation of an employee as a Participant nor the determination of the amount of any Performance Award shall be construed as giving a Participant the right to be retained in the employ of the Company or any afﬁliate or subsidiary of the Company.

SECTION 16. Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Connecticut and applicable federal law.

SECTION 17. No Trust. Neither the Plan nor any Performance Award shall create or be construed to create a trust or separate fund of any kind or a ﬁduciary relationship between the Company or any Participant. To the extent any Participant acquires a right to receive payments from the Company in respect to any Performance Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

SECTION 18. Section 162(m). It is the intention of the Company that all awards determined in accordance with this Plan be excluded from the deduction limitations contained in Section 162(m). Therefore, if any Plan provision is found not to be in compliance with the “performance-based” compensation exception contained in Section 162(m), that provision shall be deemed amended so that the Plan does so comply to the extent permitted by law and deemed advisable by the Committee, and in all events the Plan shall be construed in favor of its meeting the “performance-based” compensation exception contained in Section 162(m).

SECTION 19. Section 409A. It is the intention of the Company that all awards determined in connection with this Plan be exempt from, or comply with the requirements of, Section 409A and the terms of the Plan hereunder shall be interpreted and construed in accordance with such requirements, and if any Plan provision is found to prevent an award from being exempt from Section 409A or to cause an award subject to Section 409A to violate that Section, such Plan provision shall be deemed amended so that such award is exempt from Section 409A or complies with Section 409A, as applicable.

SECTION 20. Severability. Notwithstanding any other provision of the Plan, if any provision of the Plan is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any person or award, or would disqualify the Plan or any award under any law deemed applicable by the Board or the Committee, such provision shall be construed or deemed amended to conform to the applicable laws (but only to such extent necessary to comply with such laws), or if it cannot be construed or deemed amended without, in the determination of the Board or the Committee, materially altering the intent of the Plan or award, such provision shall be stricken as to such jurisdiction, person or award and the remainder of the Plan and any such award shall remain in full force and effect.

SECTION 21. Recovery of Previous Awards. All Performance Awards or payments made to any, all or any class of Participants with respect to any Performance Period are subject to forfeiture and recoupment under the Company’s applicable clawback/recapture or similar policy(ies), if any, as in effect from time to time, and as required under applicable law.

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PROXY/VOTING INSTRUCTION CARD

This proxy is solicited on behalf of the Board of Directors of Praxair, Inc.
for the Annual Meeting of Shareholders on April 26, 2016

I (we) hereby authorize Matthew J. White and Guillermo Bichara, or either of them, and each with the power to appoint his substitute, to vote as Proxy for me (us) at the Annual Meeting of Shareholders of Praxair, Inc. to be held at the Hyatt Regency Greenwich Hotel, 1800 East Putnam Avenue, Old Greenwich, Connecticut on April 26, 2016 at 11:00 A.M., or any adjournment or postponement thereof, the number of shares of common stock of Praxair, Inc. which I (we) would be entitled to vote if personally present. The proxies shall vote such shares as directed on the reverse side of this card and the proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. I (we) revoke all proxies heretofore given to vote at the Annual Meeting.

If I (we) properly sign and return this proxy card, my (our) shares will be voted as I (we) specify on each Proposal. If I (we) do not specify a choice on one or more Proposals, the proxies will vote my (our) shares as the Board of Directors recommends on each such Proposal.

For Participants in the Praxair Retirement Savings Plan, the Savings Program for Employees of Praxair Puerto Rico BV and its Participating Subsidiary Companies, or the Dow Chemical Company Employee Savings Plans: As to those shares of Praxair, Inc. common stock, if any, that are held for me in the aforementioned Savings Plans, I instruct the Trustee of the applicable Savings Plan to vote my shares as I have directed on the reverse side of this proxy card. Where I do not specify a choice, my shares will be voted in the same proportion as the trustee votes the shares for which it receives instructions.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) (Continued, and to be marked, dated and signed, on the other side)

ANNUAL MEETING OF SHAREHOLDERS — April 26, 2016 AT 11:00 A.M.
THE HYATT REGENCY GREENWICH HOTEL – OLD GREENWICH, CT

IF YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE NOTE:
*	Only shareholders, and the invited guests of Praxair, will be granted admission to the Annual Meeting.
*	To assure admittance:
–

If you hold shares of Praxair, Inc. common stock through a broker, bank or other nominee, please bring a copy of your broker, bank or nominee statement evidencing your ownership of Praxair common stock as of the March 1, 2016 record date

	–	Please bring a photo ID, if you hold shares of record as of March 1, 2016, including shares in certificate or book form or in the Praxair, Inc. Dividend Reinvestment and Stock Purchase Plan (“DRISP”)
	–	Please bring your Praxair ID if you are an employee shareholder
*	The Annual Meeting will start promptly at 11:00 A.M. on Tuesday, April 26, 2016.

DIRECTIONS TO THE HOTEL

From Westchester County Airport (HPN): Take the I-684 South to the I-287 East to the I-95 North/CT. Turnpike North. Take Old Greenwich exit #5. Make a right at the end of the ramp onto East Putnam Avenue/Route 1. Follow the avenue to the third traffic light and make a right into the hotel entrance. Approximate driving time is 20 minutes.

From Points North or South via I-95: Take the Old Greenwich Exit #5. Make a right at the end of the ramp onto East Putnam Avenue/Route 1. Follow the avenue to the third traffic light and make a right into the hotel entrance. From New York City to the Greenwich hotel - follow F.D.R. Drive North to the RFK Bridge, formerly the Triborough Bridge. Go over the RFK Bridge and follow the signs to the Bruckner Expressway/New England. Follow the signs to the I-95 North/New England. Take the Old Greenwich Exit #5. Make a right at the end of the ramp onto East Putnam Avenue/Route 1. Follow the avenue to the third traffic light and make a right into the hotel entrance.

From the Merrit Parkway Heading North/South: Follow Merrit Parkway to the North Street Exit #31. Make a left (North) or make a right (South) onto North Street toward the Greenwich Business District. Follow North Street to the end, about four miles, and then take a left onto Maple Avenue. Take the next left onto East Putnam Avenue. Follow East Putnam Avenue for approximately three miles. After passing the I-95 thruway entrance signs, the Hyatt will be at the third traffic light. Turn right into the hotel entrance.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON
APRIL 26, 2016:
THE PROXY STATEMENT AND 2015 FORM 10-K AND ANNUAL REPORT ARE NOW AVAILABLE FOR VIEWING AND DOWNLOADING AT:
2015 Form 10-K and Annual Report: www.praxair.com/annualreport
2016 Notice of Meeting and Proxy Statement: www.praxair.com/proxy

Save Praxair future postage and printing expense by consenting to receive future annual reports and proxy statements on the Internet. Whether you vote by Internet, by telephone or by mail, you will be given an opportunity to consent to future electronic delivery. See the proxy statement for more information about this option.

BY MARKING THIS CARD, YOU ARE VOTING ALL SHARES OF YOUR PRAXAIR COMMON STOCK HELD OF RECORD AND THOSE HELD IN THE SAVINGS PLAN(S).	Vote MUST be indicated (X) in Black or Blue Ink	☒

1. Election of Directors.
The Board of Directors recommends a vote “FOR” the nominees listed below.

Nominees		For	Against	Abstain			For	Against	Abstain
1.	Stephen F. Angel	☐	☐	☐	7.	Larry D. McVay	☐	☐	☐
2.	Oscar Bernardes	☐	☐	☐	8.	Denise L. Ramos	☐	☐	☐
3.	Nance K. Dicciani	☐	☐	☐	9.	Martin H. Richenhagen	☐	☐	☐
4.	Edward G. Galante	☐	☐	☐	10.	Wayne T. Smith	☐	☐	☐
5.	Ira D. Hall	☐	☐	☐	11.	Robert L. Wood	☐	☐	☐
6.	Raymond W. LeBoeuf	☐	☐	☐
		For	Against	Abstain
4.	To approve the material terms of performance goals under Praxair’s Section 162(m) plan	☐	☐	☐
5.	Shareholder proposal regarding dividends and share repurchases	☐	☐	☐
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors recommends that you vote “FOR” PROPOSALS 2, 3 and 4 and “AGAINST” PROPOSAL 5:

		For	Against	Abstain
2.	To ratify the appointment of the Independent Auditor	☐	☐	☐
3.	To approve, on an advisory and non-binding basis, the compensation of Praxair’s Named Executive Officers as disclosed in the 2016 Proxy Statement	☐	☐	☐
Check here if you	☐
Consent to future electronic delivery of the Annual Report/Proxy Statement (see explanation in the Proxy Statement)

Check here if you	☐
Have written comments or change of address on this card

Please be sure to sign and date this Proxy in the box below.	Date
Please sign name exactly as it appears on this card. Joint owners should each sign. Attorneys, trustees, executors, administrators, custodians, guardians or corporate officers should give full title.
Stockholder sign above	Co-holder (if any) sign above

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

IF YOU WISH TO VOTE BY INTERNET OR TELEPHONE, PLEASE READ THE INSTRUCTIONS BELOW

PROXY VOTING INSTRUCTIONS

Praxair, Inc.
39 Old Ridgebury Road
Danbury, CT 06810-5113

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on April 25, 2016. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on April 25, 2016. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.